     As filed with the Securities and Exchange Commission on July 23, 1999
                                                     Registration No. 333-
                                                                       811-7666

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM N-14
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
  [_] Pre-Effective Amendment No.       [_] Post-Effective Amendment No.
                       (Check Appropriate box or boxes)
                                --------------

               Exact Name of Registrant as Specified in Charter:
       THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST ("RFA")

                        Area Code and Telephone Number:
                                (212) 754-5560

                    Address of Principal Executive Offices:
                             Gateway Center Three
                              100 Mulberry Street
                           Newark, New Jersey 07102

                                --------------

                    Name and Address of Agent for Service:
                        Ralph L. Schlosstein, President
                                345 Park Avenue
                           New York, New York 10154

                                --------------

                                  Copies to:
                            Richard T. Prins, Esq.
                   Skadden, Arps, Slate, Meagher & Flom LLP
                               919 Third Avenue
                              New York, NY 10022

                                --------------

                 Approximate Date of Proposed Public Offering:
  As soon as practicable after this Registration Statement becomes effective.

                                --------------

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
                                           Proposed       Proposed
                                           Maximum        Maximum
   Title of Securities       Amount Being  Offering Price Aggregate      Amount of
   Being Registered          Registered(1) Per Unit       Offering Price Registration Fee
-----------------------------------------------------------------------------------------
   Common Shares ($.01 par
    value).................     66,357       $ 15.07(1)     $1,000,000         $278
-----------------------------------------------------------------------------------------
   Auction Rate Municipal
   Preferred Shares, Series
   W7, (liquidation
   preference $25,000 per
   share)..................          1       $25,000(2)     $   25,000         $  7
-----------------------------------------------------------------------------------------
   Total...................        N/A          N/A         $1,025,000         $285

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(1) For the common shares, estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(f) under the Securities Act of 1933, as amended (the "1933 Act"), based upon the net asset value per common share of RFA on July 9, 1999.
(2) For the preferred shares, estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(f) under the 1933 Act, based upon $25,000, the liquidation preference, on July 9, 1999, of the preferred shares of RFA.

                                --------------

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                             CROSS-REFERENCE SHEET

                          ITEMS REQUIRED BY FORM N-14

                                     PART A

 Item
  No.              Item Caption                      Prospectus Caption
 ----              ------------                      ------------------
   1   Beginning of Registration Statement
       and Outside Front Cover Page of       Cover Page of Registration
       Prospectus..........................  Statement; Cross-Reference Sheet;
                                             Front Cover Page of Combined
                                             Prospectus/Proxy Statement
   2   Beginning and Outside Back Cover
       Page of Prospectus..................  Table of Contents
   3   Fee Table, Synopsis Information and   Summary--Comparison of BRF and
       Risk Factors........................  RFA; Summary--Proposed
                                             Reorganization; Risks and Special
                                             Considerations regarding the
                                             Reorganizaiton
   4   Information about the Transaction...  Summary--The Proposed
                                             Reorganization
   5   Information about the Registrant....  Comparison of BRF and RFA;
                                             Additional Information about RFA
   6   Information about the Company being   Comparison of BRF and RFA;
       acquired............................  Additional Information about BRF
   7   Voting Information..................  Voting Matters
   8   Interest of Certain Persons and       Financial Statements; Legal
       Experts.............................  Matters
   9   Additional Information Required for
       Reoffering by Persons Deemed to be
       Underwriters........................  Not Applicable

                                     PART B

 Item
  No.              Item Caption                      Prospectus Caption
 ----              ------------                      ------------------
  10   Cover Page..........................  Cover Page
  11   Table of Contents...................  Table of Contents
  12   Additional Information about the      Incorporation of Documents by
       Registrants.........................  Reference in Statement of
                                             Additional Information
  13   Additional Information about the
       Company being acquired..............  Additional Information about BRF
  14   Financial Statements................  Exhibits to Statement of
                                             Additional Information

                                     PART C

 Item
  No.
 ----
 15-17 Information required to be included
       in Part C is set forth under the
       appropriate Item, so numbered, in
       Part C of this Registration
       Statement.

                    IMPORTANT NOTICE: PLEASE COMPLETE THE
       ENCLOSED PROXY(IES) AND RETURN IT OR THEM AS SOON AS POSSIBLE.

 FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY CALLING          TOLL-FREE AT 1-
 800-       FROM 6:00 A.M. TO 8:00 P.M. EASTERN STANDARD TIME OR BY FAXING
 YOUR PROXY(IES) TO       AT 1-800-227-7BFM (7236). A CONFIRMATION OF YOUR
 TELEPHONE OR TELEFACSIMILE VOTE WILL BE MAILED TO YOU.


       THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST ("RFA")
        THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST ("BRF")
                                345 PARK AVENUE
                           NEW YORK, NEW YORK 10154

                                                                         , 1999
To the Shareholders
of BRF and RFA:

On behalf of the Boards of Trustees of BRF and RFA, we are pleased to invite
you to a special combined meeting of shareholders on       , 1999 to be held
at      . At the meeting, you will be asked to consider the proposed acquisition of all of the assets and assumption of all of the liabilities of BRF by RFA. In the proposed reorganization, each outstanding common share of BRF in effect would be exchanged on a net asset value for net asset value basis for common shares of RFA and each outstanding preferred share of BRF in effect would be exchanged for one substantially similar preferred share of RFA. THE TRUSTEES OF BRF AND RFA RECOMMEND THAT YOU VOTE TO APPROVE THE PROPOSED REORGANIZATION.

This proposal is being sent to you because the investment adviser and the Boards of Trustees of BRF and RFA believe that the reorganization would benefit shareholders of BRF by unlocking value in BRF and would also provide benefits to shareholders of RFA. The reorganization may benefit shareholders of BRF and RFA by providing (i) higher distribution rates on their common shares, (ii) a special one-time tax-exempt dividend to shareholders of BRF,
(iii) a potential reduction in reinvestment risk for shareholders of BRF and
(iv) an enhanced likelihood that the common shares of RFA will trade at a lower or no discount or premium to net asset value.

The investment adviser and the Boards of Trustees believe that these potential benefits outweigh (i) the fact that shareholders of BRF will no longer have the likelihood of receiving a specified distribution on BRF's scheduled termination date and instead will be dependent on trading prices of RFA common shares available in the market for the sale of their shares and (ii) the detriment to common shareholders of BRF of a higher expense ratio following the reorganization.

These potential benefits and detriments, as well as other important considerations, are described in more detail in the proxy statement accompanying this notice.

The reorganization should benefit shareholders as follows:

Higher Distribution Rate. Common shareholders of BRF and RFA are likely to be paid dividends at a higher distribution rate after the reorganization, because RFA is not required to retain a portion of its income each year to enable it to return a fixed amount at the end of a specified term. Based on market conditions as of April 30, 1999, we anticipate BRF's and RFA's distribution rate to increase by approximately 12.3% for BRF and 18.0% for RFA.

Special Dividend. Shareholders of BRF would be paid a special tax-exempt dividend immediately prior to the reorganization. The dividend will be paid out of accumulated investment income of BRF that, but for the reorganization, would be retained by BRF until the end of its term, to assure that BRF could return to its shareholders upon liquidation the initial offering price of its shares. Based on BRF's financial statements as of April 30, 1999, this distribution is estimated to be $0.2262 per share for BRF.

Reduced Reinvestment Risk. The potential negative impact on shareholders of BRF of portfolio securities of BRF being called by their issuers would be reduced because RFA would be able to reinvest the proceeds from called portfolio securities in longer maturity securities with higher rates of interest (rather than securities with shorter maturities and lower rates of interest required by the limited term of BRF).

Potential for Improved Stock Price Performance. The likelihood that the common shares of RFA will trade at a lower or no discount to net asset value would be improved due to the higher distribution rate. The market value of common shares issued by closed-end municipal bond funds historically have had a high correlation with the distribution rates on such shares, and a higher distribution rate as a result of the reorganization may produce positive shares price performance.

In considering these proposals, you should note:

Comparison of Investment Policies and Objections. RFA and BRF invest substantially all of their assets in Florida municipal obligations. RFA invests at least 80% of its assets in Florida municipal obligations rated triple-B or higher, and BRF invests at least 80% of its assets in Florida municipal obligations insured by a company with a triple-A claims paying ability. The primary investment objective of RFA is to pay high current income, whereas the primary investment objective of BRF is to pay current income, in all cases exempt from regular Federal income tax and Florida intangible personal property taxes. The secondary investment objective of RFA is preservation of capital without a stated termination date, whereas the secondary investment objective of BRF is to return to its common shareholders $15 per share on or about December 31, 2008. The other investment policies and restrictions of RFA and BRF are substantially similar.

Moderate Increase to Expenses for BRF. The anticipated expense ratio for RFA after the reorganization will be approximately 0.02% higher than the current expense ratio for BRF. The expense ratio of RFA will be reduced as a result of the reorganization, which will benefit the current common shareholders of RFA.

Indefinite Term. BRF currently is scheduled to terminate on December 31 of 2008. As part of BRF's investment objective, it seeks to distribute to its common shareholders $15 per common share in connection with its termination. RFA has no scheduled termination date and, if the reorganization of BRF and RFA is completed, common shareholders of BRF will be dependent on the trading prices available in the market for the sale of their shares if they wish to dispose of their shares.

Same net asset value of shares. The total net asset value of RFA common and preferred shares that the common and preferred shareholders of BRF receive in the reorganization will be the same as the total net asset value of BRF common and preferred shares that such shareholders own immediately before the reorganization. Holders of common shares of BRF will receive common shares of RFA, and holders of preferred shares of BRF will receive preferred shares of RFA.

Market value of shares. While the total net asset value of shares owned by each shareholder after the reorganization will be the same, the market value of the common shares that shareholders of BRF receive in the reorganization may be more or less than the market value of the common shares that such shareholders own immediately before the reorganization. There will be no difference in the pre-reorganization and post-reorganization liquidation value of preferred shares.

Similar investment management arrangements. Shareholders of BRF will enjoy access to investment management arrangements that are substantially similar to BRF's current arrangements.

The proposed reorganization and the reasons for the recommendation of the Boards of BRF and RFA are discussed in detail in the enclosed materials, which you should read carefully. If you have any questions about the reorganization, please do not hesitate to call BlackRock at (800) 227-7BFM(7236)).

                                          Very truly yours,

                                          LAURENCE D. FINK
                                          Chairman and Chief Executive Officer

                                          RALPH L. SCHLOSSTEIN
                                          President

New York, New York
   , 1999

       THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST ("RFA")
                               ONE SEAPORT PLAZA
                           NEW YORK, NEW YORK 10292
        THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST ("BRF")
                             800 SCUDDER MILL ROAD
                         PLAINSBORO, NEW JERSEY 08536

                    NOTICE OF SPECIAL SHAREHOLDERS MEETING

                           TO BE HELD ON      , 1999

To the Shareholders
of BRF and RFA:

NOTICE IS HEREBY GIVEN THAT a combined Special Meeting of the shareholders of
BRF and RFA will be held at               on        , 1999 at      a.m.
eastern standard time for the purpose of considering and voting upon:

    ITEM 1. A proposal to approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and assumption of all of the liabilities of BRF by RFA in exchange for an equal aggregate value of newly-issued RFA common shares and RFA preferred shares and the distribution of such RFA common shares to the holders of BRF common shares and the distribution of such RFA preferred shares to holders of BRF preferred shares. A vote in favor of this proposal also will constitute a vote in favor of the liquidation and dissolution of BRF.

    ITEM 2. Such other business as may properly come before the Special Meeting or any adjournment(s).

  We encourage you to contact BlackRock at (800) 227-7BFM (7236) if you have any questions.

  The shares transfer books will not be closed, but in lieu thereof, the
respective Boards of Trustees have fixed the close of business on    , 1999 as
the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

                                          By order of the respective Boards of
                                          Trustees

                                          Karen H. Sabath, Secretary

New York, New York
     , 1999

-------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

-------------------------------------------------------------------------------

                   Subject to Completion--Dated July 23, 1999

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+Information contained herein is subject to completion or amendment. A         +
+registration statement relating to these securities has been filed with the + +Securities and Exchange Commission. These securities may not be sold nor may +
+offers to buy be accepted prior to the time the Registration Statement        +
+becomes effective. This Prospectus shall not constitute an offer to sell or + +the solicitation of an offer to buy nor shall there be any sale of these + +securities in any state in which such offer, solicitation or sale would be + +unlawful prior to registration or qualification under the securities laws of +
+any such state.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                      COMBINED PROXY STATEMENT/PROSPECTUS

        THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST ("RFA") THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST ("BRF")

This Combined Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Boards of Trustees of BRF and RFA in connection
with a combined special meeting of shareholders to be held at      a.m. eastern
standard time on         , 1999 at                         . At the meeting,
shareholders of BRF and RFA will be asked to consider the proposed reorganization of BRF and RFA.

Upon shareholder approval, RFA will acquire all of the assets, and assume all of the liabilities, of BRF in exchange for an equal aggregate value of newly-issued RFA common shares and RFA preferred shares and the distribution of such RFA common shares to holders of BRF common shares and the distribution of such RFA preferred shares to the holders of BRF preferred shares. Each holder of one BRF common share will receive that number of RFA common shares having an aggregate net asset value equal to the net asset value of the BRF common share. Each holder of one BRF preferred share will receive one substantially similar RFA preferred share. If the reorganization is approved, RFA will issue approximately 10,114,847 common shares and 3,120 preferred shares to the common shareholders and preferred shareholders, respectively, of BRF, based on the number of shares outstanding and net asset value per share of BRF and RFA on April 30, 1999. A copy of the reorganization agreement is attached hereto as Appendix I.

BRF and RFA are closed-end, non-diversified investment companies that invest in tax-exempt portfolios of Florida municipal obligations. The principal executive office of BRF is 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and the principal executive offices of RFA are located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The phone number of RFA is (201)
          and the phone number of BRF is (201)         .

This Combined Proxy Statement/Prospectus sets forth concisely the information that a shareholder should know before voting, and should be retained for future
reference. A Statement of Additional Information, dated        , 1999, relating
to this Combined Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. Copies of the Statement of Additional Information may be obtained without charge by calling or writing RFA or BRF at the telephone number or address shown above. In addition, each of RFA and BRF will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report, if any, to a shareholder upon request.

The common shares of RFA are listed on the American Stock Exchange (the "AMEX") under the symbol RFA. The common shares of BRF are listed for trading on the New York Stock Exchange ("NYSE") under the symbol BRF. Subsequent to the reorganization, the common shares of RFA will [continue to be listed on the AMEX under the symbol "RFA."] Reports, proxy materials and other information
concerning RFA may be inspected at the offices of AMEX, [          ], New York,
New York 10005 and concerning BRF at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

The securities of RFA offered hereby have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Combined Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this Combined Proxy
Statement/Prospectus and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by RFA or BRF or their sponsors and distributors.

     The date of this Combined Proxy Statement/Prospectus is        , 1999.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SUMMARY....................................................................   4
  Special Meetings.........................................................   4
  Proposed Reorganization..................................................   4
  Reasons for the Reorganization...........................................   5
  Comparison of BRF and RFA................................................   7
RISKS AND SPECIAL CONSIDERATIONS REGARDING THE REORGANIZATION..............  12
THE PROPOSED REORGANIZATION................................................  15
  Description of the Reorganization........................................  16
  Surrender and Exchange of BRF Share Certificates.........................  18
  Appraisal Rights.........................................................  19
  Reasons for the Reorganization; Board Consideration......................  19
CERTAIN FEDERAL INCOME TAX CONSEQUENCES....................................  22
VOTING MATTERS.............................................................  23
  General..................................................................  23
  Voting Requirements of BRF...............................................  25
  Voting Requirements of RFA...............................................  25
  Quorum...................................................................  26
DESCRIPTION OF COMMON SHARES OF RFA AND BRF................................  26
  General..................................................................  26
  Distributions............................................................  27
  Comparison of Rights of Holders of Common Shares of RFA and BRF..........  27
  Certain Provisions in RFA's and BRF's Charter............................  27
  Dividend Reinvestment Plan...............................................  28
DESCRIPTION OF PREFERRED SHARES OF RFA AND BRF.............................  29
  General..................................................................  29
  Dividends and Dividend Periods...........................................  30
  Voting Rights............................................................  31
  Redemption...............................................................  31
  Liquidation..............................................................  32
  Auctions.................................................................  32
  Rating Agency Guidelines.................................................  33
  Additional Preferred Shares..............................................  33
COMPARISON OF BRF AND RFA..................................................  34
  General..................................................................  34
  Investment Objectives and Policies.......................................  34
  Florida Municipal Obligations............................................  37
SERVICE PROVIDERS FOR BRF AND RFA..........................................  38


MANAGEMENT OF RFA AND BRF..................................................  40
  Boards of Trustees and Officers..........................................  40
  The Investment Adviser...................................................  43
ADDITIONAL INFORMATION ABOUT RFA...........................................  45
ADDITIONAL INFORMATION ABOUT BRF...........................................  46

                                                                            Page
                                                                            ----
FINANCIAL STATEMENTS.......................................................  46
LEGAL MATTERS..............................................................  46
OTHER BUSINESS.............................................................  46
STATEMENT OF ADDITIONAL INFORMATION........................................  47
SHAREHOLDER INQUIRIES......................................................  47
UNAUDITED PRO FORMA FINANCIAL STATEMENTS FOR RFA........................... F-1
  Portfolio of Investments................................................. F-1
  Statement of Assets and Liabilities...................................... F-5
  Statement of Operations.................................................. F-7
CERTAIN PRO FORMA FINANCIAL INFORMATION.................................... F-9
COMPARATIVE PERFORMANCE INFORMATION........................................ F-9
CAPITALIZATION............................................................. F-9
APPENDIX I--AGREEMENT AND PLAN OF REORGANIZATION........................... I-1

                                    SUMMARY

  The following is a summary of certain information relating to the proposed reorganization, and is qualified by reference to the more complete information contained elsewhere in this Combined Proxy Statement/Prospectus and the Appendix attached hereto.

Special Meetings        This Combined Proxy Statement/Prospectus is being
                        furnished in connection with the solicitation of
                        proxies by the Boards of Trustees of BRF and RFA for a
                        combined Special Meeting of Shareholders to be held at
                                        on       , 1999 at       a.m. eastern
                        standard time. The special meeting and any adjournment(s) thereof are referred to as the "Meeting". At the Meeting, shareholders of BRF and RFA will be asked to consider the proposed acquisition of all of the assets and assumption of all of the liabilities of BRF by RFA, as described below. Only shareholders of record at the close of business on
                              , 1999 will be entitled to vote at the Meeting.
                        Each common share and each preferred share of BRF and RFA is entitled to one vote. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon or, if no specification is made, the persons named as proxies will vote in favor of each proposal properly brought before the Meeting. Proxies may be revoked at any time before they are exercised by submitting to BRF or RFA, as applicable, a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

Proposed Reorganization The Trustees of RFA and of BRF are proposing the issuance of approximately 8,987,754 common shares and 2,640 preferred shares of RFA pursuant to an Agreement
                        and Plan of Reorganization, dated as of         , 1999,
                        by and between BRF and RFA (the "Reorganization Agreement"), based on the net assets and liabilities of BRF and the net asset value per share of RFA on April 30, 1999. A copy of the Reorganization Agreement is attached hereto as Appendix I. The Reorganization Agreement provides for the acquisition of all of the assets and assumption of all of the liabilities of BRF by RFA in exchange for an equal aggregate value of newly-issued RFA common shares and RFA preferred shares and the distribution of such RFA common shares to the holders of BRF common shares and the distribution of such RFA preferred shares to the holders of BRF preferred shares (the "Reorganization"). Each holder of one BRF common share will receive that number of RFA common shares having an aggregate net asset value equal to the net asset value of the BRF common share. Each holder of one BRF preferred share will receive one substantially similar RFA preferred share. For this purpose, the value of each of BRF's and RFA's net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all its outstanding preferred shares.

                        The Reorganization is subject to a number of conditions, including shareholder approval and confirmation of the Aaa rating assigned by Moody's Investors Service, Inc. ("Moody's") to the preferred shares of RFA. The Reorganization Agreement provides that the Reorganization may be abandoned at any time prior to the completion thereof (the "Closing") in the discretion of RFA. For further information, see "The Proposed Reorganization."

Reasons for the
Reorganization          The Reorganization should benefit shareholders as
                        follows:

                        Higher Distribution Rate. Common shareholders of BRF and RFA are likely to be paid dividends at a higher distribution rate, because RFA is not required to retain a portion of its income each year to enable it to return a fixed amount at the end of a specified term. Based on market conditions as of April 30, 1999, we anticipate the distribution rates to increase by approximately 12.3% for BRF; and 18.0% for RFA.

                        Special Dividend. Shareholders of BRF would be paid a special tax-exempt dividend immediately prior to the Reorganization. The dividend will be paid out of accumulated investment income of BRF that, but for the Reorganization, would be retained by BRF until the end of its term, to assure that BRF could return to its shareholders upon liquidation the initial offering price of its shares. Based on BRF's financial statements as of April 30, 1999, this distributions is estimated to be $0.2262 per share for BRF.

                        Reduced Reinvestment Risk. The potential negative income impact on shareholders of BRF of portfolio securities of BRF being called by their issuers would be reduced because RFA would be able to reinvest the proceeds from called portfolio securities in longer maturity securities with higher rates of interest (rather than securities with shorter maturities and lower rates of interest required by the limited term of
                        BRF).

                        Potential for Improved Share Price Performance. The likelihood that the common shares of RFA will trade at a lower or no discount to net asset value would be improved due to the higher distribution rate. The market value of common shares issued by closed-end municipal bond funds historically have had a high correlation with the distribution rates on such shares, and a higher distribution rate as a result of the reorganization may produce positive shares price performance.

                        In considering these proposals, you should note:

                        Comparison of Investment Policies and Objectives. RFA and BRF invest substantially all of their assets in non-diversified portfolios of Florida municipal obligations. RFA invests at least 80% of its total assets in Florida municipal obligations rated triple-B or higher and BRF invests at least 80% of its total assets in Florida municipal obligations insured by a company with a triple-A claims paying ability. The primary investment objective of RFA is to pay high current income, whereas the primary investment objective of BRF is to pay current income, in all cases exempt from regular Federal income tax and Florida intangible personal property taxes. The secondary investment objective of RFA is preservation of capital without a stated termination date, whereas the secondary investment objective of BRF is to return to its common shareholders $15 per share on or about December 31, 2008. The other investment policies and restrictions of RFA and BRF are substantially similar.

                        Moderate Increase to Expenses for BRF. The anticipated expense ratio for RFA after the reorganization will be approximately 0.02% higher than the current expense ratio for BRF. The expense ratio of RFA will be reduced as a result of the reorganization, which will benefit the current common shareholders of RFA.

                        Indefinite Term. BRF currently is scheduled to terminate on December 31 of 2008. As part of BRF's investment objective, it seeks to distribute to its common shareholders $15 per common share in connection with its termination. RFA has no scheduled termination date and, if the merger of BRF is completed, common shareholders of BRF will be dependent on the trading prices available in the market for the sale of their shares if they wish to dispose of their shares.

                        Same Net Asset Value of Shares. The total net asset value of RFA common and preferred shares that the common and preferred shareholders of BRF receive in the Reorganization will be the same as the total net asset value of BRF common and preferred shares that the shareholders own immediately before the Reorganization. Holders of common shares of BRF will receive common shares of RFA, and holders of preferred shares of BRF will receive preferred shares of RFA.

                        Market Value of Shares. While the total net asset value of shares owned by each shareholder after the merger will be the same, the market value of the common shares that shareholders of BRF receive in the merger may be more or less than the market value of the common shares that such shareholders own immediately before the reorgainization. There will be no difference in the pre-reorgainization and post-reorgainization liquidation value of preferred shares.

                        Similar Investment Management
                        Arrangements. Shareholders of BRF and RFA will enjoy access to investment management arrangements that are substantially similar to BRF's current arrangements.

                        Appraisal Rights. Holders of common shares and preferred shares of BRF will not have appraisal rights with respect to any of their shares in the Reorganization.

Comparison of BRF
and RFA BRF and RFA are non-diversified closed-end management investment companies that invest in tax-exempt portfolios of Florida municipal obligations. The common shares of BRF are listed and trade on the New York Stock Exchange under the symbol BRF. The common shares of RFA are listed and trade on the AMEX under the symbol RFA. BRF and RFA are organized as Massachusetts business trusts. The common shares of BRF and RFA have equal voting rights and equal rights with respect to the payment of dividends and distribution of assets upon liquidation and have no preemptive, conversion or exchange rights or rights to cumulative voting. All preferred shares of BRF are rated Aaa by Moody's and Standard & Poor's Ratings Group, a division of McGraw Hill & Companies ("Standard & Poor's") and all of the preferred shares of RFA are rated Aaa by Moody's. The common shares and preferred shares of RFA to be issued pursuant to the Reorganization will have rights and preferences, including liquidation preferences, that are substantially similar to those of the common shares and preferred shares of BRF, except that RFA does not have a fixed term.

                        Except as noted below, the investment objectives, policies and restrictions of RFA are substantially similar to those of BRF.

                        RFA's investment objective is to provide high current income exempt from regular Federal income tax and Florida intangible personal property taxes consistent with the preservation of capital. BRF's investment objective is to provide current income exempt from regular Federal income tax and Florida intangible personal property taxes and to return $15 per common share to holders of its common shares on or about December 31, 2008. Unlike BRF, RFA does not have any term to its existence and does not seek to return any particular amount of money to its common shareholders at any time.

                        In seeking to provide income exempt from regular Federal income tax and Florida intangible personal property taxes, RFA invests substantially all of its assets in a non-diversified portfolio of investment grade Florida municipal obligations and actively manages its assets in relation to market conditions and interest rate changes. BRF invests substantially all its assets in Florida municipal obligations rated Aaa by Moody's or AAA by Standard & Poor's, guaranteed by an entity with such rating or insured by an entity whose claims-paying ability has such rating or BlackRock Financial Management, Inc. (the "Investment Adviser") considers the issuer, guarantor or insurer to be of equivalent credit quality. In seeking to provide income exempt from regular Federal income tax and Florida intangible personal property taxes, BRF invests at least 80% of its total assets in a non-diversified portfolio of Florida municipal obligations insured as to the timely payment of both principal and interest by insurers with claims-paying abilities rated at the time of investment Aaa by Moody's or AAA by Standard & Poor's or which are determined by the Investment Adviser to have equivalent claims-paying abilities. For further information on the differences in the investment objectives and certain significant investment policies and restrictions of BRF and RFA, see "Comparison of BRF and RFA" below.

                        As discussed under "Comparison of BRF and RFA-- Investment Adviser and Other Service Providers," the Investment Adviser currently serves as the investment adviser to BRF and RFA, and will continue to serve as the investment adviser to RFA after the Reorganization. The following Table shows the actual and pro forma investment advisory fees and other expenses paid by BRF and RFA during their latest fiscal year (October 30, 1998 for RFA and December 31, 1998 for BRF) and the pro forma investment advisory fees and other expenses that would be paid by RFA after consummation of the reorganization.

                           COMPARATIVE EXPENSE TABLE

                                                                      RFA
                                                                 Pro Forma For
                                                                      The
                                                     RFA   BRF   Reorganization
                                                     ----  ----  --------------
Annual Expenses
 (as a percentage of net assets attributable to the
 common shares)
Management Fees....................................  0.52% 0.51%      0.56%
Other Expenses.....................................  0.82  0.46       0.43
Total Annual Expenses..............................  1.34  0.97       0.99

Example:

The following table illustrates the expenses on a $1,000 investment based upon the fees and expenses shown above and assuming a 5% annual return.

                                                                           10
                                                 1 Year  3 Years 5 Years  Years
                                                 ------- ------- ------- -------
RFA............................................. $       $       $       $
BRF.............................................
RFA Pro Forma for the Reorganization............

--------
The purpose of the comparative expense table is to assist shareholders in understanding the various costs and expenses of investing in shares of BRF and RFA. The information in the table is based upon annualized expenses for the fiscal year of BRF and RFA ended in 1998. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The actual rate of return of BRF and RFA may be greater or less than the hypothetical 5% annual return above in the Example.

The administrators for BRF and RFA and the fees charged by each administrator currently are as follows:

      Fund                                    Administrator                Fee*
      ----                                    -------------                ----
      RFA...................... Prudential Investment Funds Management LLC 0.10%
      BRF...................... Princeton Administrators L.P.              0.10%

     --------
     * Payable monthly at an annual rate expressed as a percentage of average weekly net investment assets.

After consummation of the reorganization, BlackRock Financial Management, Inc. and will act as co-administrators of RFA and receive an aggregate fee equal to
[   ]% of RFA's weekly net assets.

Dividends and Distributions   BRF and RFA have identical dividend policies with
                              respect to the payment of dividends on their common shares. The present policy of BRF and RFA, which may be changed by the Boards, is to make regular monthly cash distributions to holders of their common shares at a rate that reflects past and projected performance and that may be changed by the Boards of Trustees at any time. BRF has experienced a marginally lower distribution rate as a percentage of net asset value attributable to common shares than RFA due to the requirement that BRF retain income sufficient over the life of BRF to return the initial offering price of its common shares at the end of its term and due to the fact that BRF also expects that its distribution rate will decline over time as its termination date becomes closer and it shortens the maturities of its portfolio investments.
                              Accordingly, the Investment Adviser expects RFA's level of monthly distributions to increase due to advantages gained from the Reorganization and to be higher than the current distribution rates of BRF and RFA as a percentage of net asset value.

                              The dividend rates on the preferred shares of BRF and RFA, including the RFA preferred shares to be issued pursuant to the Reorganization, are determined on the basis of auctions, which typically are held weekly. See ("Description of Preferred Shares of RFA--Auction Procedures") and the Statement of Additional Information.

Certain Federal Income Tax
Consequences
                              The Reorganization is conditioned upon, among other things, the receipt by RFA and BRF of an opinion as of the closing of the Reorganization (the "Closing") from Skadden, Arps, Slate, Meagher & Flom LLP and its affiliates to the effect that, on the basis of facts, representations and assumptions set forth in such opinion, the Reorganization will be treated for Federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and RFA and BRF will each be a party to such reorganization within the meaning of Section 368(b) of the Code. Accordingly, (i) no gain or loss will be recognized by the RFA or BRF as a result of the Reorganization, and (ii) no gain or loss will be recognized by a shareholder of BRF who receives RFA Shares (as defined herein) for shares of BRF exchanged therefor (except with respect to any cash received in lieu of a fractional interest in RFA Shares). For additional Federal income tax consequences of the Reorganization, see "Certain Federal Income Tax Consequences."

Board Consideration           In reviewing the proposed Reorganization, the
                              Boards of Trustees of BRF and RFA considered the potential impact of the Reorganization on its shareholders, including but not limited to (i) the terms and conditions of the Reorganization
                              Agreement; (ii) the capabilities, practices and resources of the organizations that provide investment advisory and certain other services to BRF and RFA and of the organizations that would provide such services to RFA after the Reorganization, and the terms on which these services are and would be provided; (iii) the investment objectives, policies and restrictions of BRF and RFA and their compatibility; (iv) the historical investment performance of BRF and RFA and anticipated future influences on such investment performance with and without the Reorganization; (v) the historical and projected operating expenses of BRF and RFA and the projected pro forma operating expenses of RFA;
                              (vi) the terms of the preferred shares of BRF and RFA; (vii) the anticipated tax consequences of the Reorganization; (viii) the shift on the part of BRF's shareholders to a perpetual fund rather than one having a stated term; (ix) the trading history of the common shares of BRF and RFA and the anticipated impact of the Reorganization on the market price of such common shares; and (x) the costs associated with the Reorganization. See
                              "The Proposed Reorganization--Reasons for the
                              Reorganization; Board Consideration."

                              Based upon their evaluations of the information presented to them, and in light of their fiduciary duties under Federal and state law, the Boards of Trustees of BRF and RFA, including the non-interested members of such Boards, have determined the proposed Reorganization is advisable and have directed the proposed Reorganization to be submitted for consideration by the shareholders of BRF and RFA at the meeting.

Voting Matters                In order for the proposed Reorganization to be
                              completed, the Reorganization Agreement must be approved by (i) a majority of the outstanding common shares of BRF voting as a separate class,
                              (ii) a majority of the outstanding preferred shares of BRF voting as a separate class and
                              (iii) a majority of the outstanding common shares and outstanding preferred shares of RFA voting together as a single class. For additional information, see "The Proposed Reorganization--
                              Votes Required For the Reorganization."

         RISKS AND SPECIAL CONSIDERATIONS REGARDING THE REORGANIZATION

The following risks and special considerations should be considered by shareholders of BRF and RFA in their evaluation of the Reorganization.

The market prices of the municipal obligations in which BRF and RFA invest are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed income municipal obligations with longer remaining maturities typically fluctuate more than those of similarly rated fixed income municipal obligations with shorter remaining maturities. The market prices of zero coupon municipal obligations of any particular maturity tend to be more volatile than current pay obligations of the same maturity. The values of fixed income municipal obligations also may be affected by changes in the credit ratings or financial conditions of the issuing entities. BRF and RFA may also invest in floating rate municipal obligations the yields of which will vary in accordance with prevailing interest rates. The market values of floating rate municipal obligations tend to be affected by changes in prevailing interest rates to a lesser extent than fixed rate municipal obligations.

Effective duration reflects the sensitivity of a portfolio to interest rate fluctuations. A portfolio with a longer effective duration reacts more strongly to interest rate changes than a portfolio with a shorter effective duration. Duration is the weighted present value of principal and interest payments expressed in years. Duration may more accurately measure a portfolio's sensitivity to incremental changes in interest rates than weighted average maturity. For example, a portfolio with a duration of 5.0 years should have half the interest rate sensitivity of a portfolio with a duration of 10.0 years, because the portfolio with the shorter duration will receive payments (and can reinvest at prevailing interest rates) twice as quickly.

The following table sets forth the nominal yield and duration of RFA's and BRF's portfolio of municipal obligations as of April 30, 1999 and for RFA on a pro forma basis assuming the Reorganization had occurred on such date.

                                                      BRF    RFA   Pro Forma RFA
                                                      ----  -----  -------------
Nominal Yield*....................................... 3.57%  4.33%     3.65%
Effective Duration**................................. 5.91  10.52      6.42

--------
 * The nominal yield provided for BRF and RFA represents the portfolio's internal rate of return given the weighted average price of portfolio securities and expected cash flows.
** Expressed in years.

The following tables set forth the high and low market price, net asset value and premium/discount to net asset value for RFA and for BRF for the periods indicated.

                     PER SHARE DATA FOR RFA COMMON SHARES*
                     TRADED ON THE AMERICAN STOCK EXCHANGE

                                                                  Premium
                                                               (Discount) to
                                                                 Net Asset
                               Market Price**  Net Asset Value     Value
                               --------------- --------------- ---------------
           Period               High     Low    High     Low    High     Low
           ------              ------- ------- --------------- ------  -------
First Quarter 1997...........  13.0000 12.2500  14.440  13.830 (6.000) (13.430)
Second Quarter...............  13.1875 12.4375  14.530  13.700 (7.470) (12.440)
Third Quarter................  13.4375 12.6250  14.880  14.520 (9.430) (13.280)
Fourth Quarter...............  13.8125 13.0625  15.250  14.610 (7.860) (10.830)
First Quarter 1998...........  14.3750 13.6250  15.510  15.220 (6.740) (11.530)
Second Quarter...............  14.7500 13.7500  15.190  15.430 (4.410) (10.480)
Third Quarter................  15.1250 14.1875  15.680  15.370 (2.880)  (6.430)
Fourth Quarter...............  15.8750 14.6250  15.940  15.580  0.860   (7.550)
First Quarter 1999...........  15.5625 14.6875  15.850  15.590 (0.140)  (6.860)
Second Quarter 1999..........  15.1875 14.5000  15.710  14.990 (1.690)  (4.090)
July 1, 1999 through July 16,
 1999........................  14.6250 14.5625  15.070  15.020 (3.050)  (3.370)

                     PER SHARE DATA FOR BRF COMMON SHARES*
                     TRADED ON THE AMERICAN STOCK EXCHANGE

                                                                  Premium
                                                               (Discount) to
                                                                 Net Asset
                               Market Price**  Net Asset Value     Value
                               --------------- --------------- --------------
            Period              High     Low    High     Low    High    Low
            ------             ------- ------- --------------- ------  ------
First Quarter 1997............ 15.3750 14.7500  15.990  15.560 (2.800) (6.190)
Second Quarter................ 15.5000 14.8750  16.000  15.460 (1.820) (4.640)
Third Quarter................. 16.0000 15.1875  16.250  15.990 (1.750) (5.310)
Fourth Quarter................ 16.2500 15.5000  16.350  16.040  0.470  (3.910)
First Quarter 1998............ 16.3750 15.7500  16.530  16.290 (0.640) (3.500)
Second Quarter................ 16.3125 15.6250  16.210  16.410 (1.260) (3.290)
Third Quarter................. 16.7500 15.7500  16.510  16.250  0.700  (3.230)
Fourth Quarter................ 17.0000 16.3750  16.700  16.430  2.330  (1.040)
First Quarter 1999............ 16.8750 15.9375  16.650  16.380  1.830  (2.400)
Second Quarter 1999........... 16.4375 15.2500  16.450  15.850  0.220  (4.320)
July 1, 1999 through July 16,
 1999......................... 15.8750 15.6250  15.880  15.910 (0.610) (1.210)

--------
 * Calculations are based on common shares outstanding on the last day of each period indicated.
** As reported in the consolidated transaction system.

BRF currently is scheduled to terminate on December 31 of 2008, whereas RFA has no scheduled termination date and intends to continue operating indefinitely. If the Reorganization of BRF is completed, the shareholders of BRF will no longer have a likelihood of receiving a specified distribution of $15 on BRF's scheduled termination date. RFA has no scheduled termination date and, if the Reorganization of BRF is completed, common shareholders of BRF will be dependent on the trading prices of RFA common shares available in the market for the sale of their shares. Such market prices may be at, above or below the amount they would have received upon termination of BRF.

BRF and RFA utilize a leveraged capital structure through the issuance of perpetual preferred shares whose dividend rates are reset weekly or monthly by auction in relation to prevailing short-term municipal rates. Utilization of leverage through the issuance of preferred shares is a speculative investment technique and involves certain risks to the holders of common shares. These include the possibility of higher volatility of the net asset value of the common shares, potentially more volatility in the market value of the common shares and fluctuations in the dividend rate on the preferred shares that may affect the yield to holders of common shares. So long as BRF or RFA is able to realize a higher net return on its investment portfolio than the then current dividend rate of any preferred shares together with other related expenses, the effect of the leverage will be to cause holders of common shares to realize a higher current net investment income than if BRF or RFA were not so leveraged. On the other hand, to the extent that the then current dividend rate on any preferred shares approaches the net return on BRF's or RFA's investment portfolio, the benefit of leverage to holders of common shares will be reduced, and if the then current dividend rate on any preferred shares were to exceed the net return on BRF's or RFA's portfolio, the leveraged capital structure would result in a lower rate of return to holders of common shares than if BRF or RFA were not so leveraged. Similarly, since any decline in the net asset value of the investments will be borne entirely by holders of common shares, the effect of leverage in a declining market would be a greater decrease in net asset value applicable to the common shares than if BRF or RFA were not leveraged. Any such decrease would likely be reflected in a decline in the market price of the common shares. If BRF or RFA's current investment income were not sufficient to meet dividend requirements on any preferred shares, it could be necessary for BRF or RFA to liquidate certain of its investments, thereby reducing the net asset value attributable to the common shares. Moreover, while dividends on preferred shares, which will be cumulative, are unpaid, no dividends would be permitted to be paid on common shares until BRF became current in its payments of dividends on the preferred shares.

With respect to the outstanding preferred shares of BRF and RFA, as of April 30, 1999, the asset coverage was 307.3% for RFA and 315.9% for BRF. If the Reorganization had occurred as of that date, the asset coverage of RFA would have been 312.1, which significantly exceeds the minimum asset coverage required by the Investment Company Act of 1940, as amended (the "1940 Act") and rating agency guidelines. If RFA issues additional preferred shares after the completion of the Merger, as currently is contemplated, RFA anticipates that its asset coverage would be approximately 262.9% immediately after such issuance. See "Description of Preferred Shares of RFA and BRF--Additional Preferred Shares."

The following table sets forth for RFA and BRF as of April 30, 1999 and for RFA on a pro forma basis assuming the Reorganization is completed the percentage of its portfolio invested in securities rated in the four highest rating categories by Moody's and Standard & Poor's.

                       Ratings                        BRF   RFA    Pro Forma RFA
                       -------                        ----  ----   -------------
Aaa/AAA.............................................. 93.5* 53.7**     89.1**
Aa/AA................................................  0    16.9        1.9
A/A..................................................  65    8.1        6.7
Baa/BBB..............................................  0    21.3        2.4

--------
 * Represents the claims paying ability of the insurance companies that insure the municipal obligations in which BRF invests.
** Includes unrated securities deemed by the Adviser to have a credit quality equivalent to Aaa/AAA, and short-term securities rated A-1/P-1. As of April 30, 1999, unrated securities comprised [ ]% of RFA's portfolio and short-term securities comprised [ ]% of RFA's portfolio.

See "Comparison of BRF and RFA--Investment Objectives and Policies" for a discussion of the credit quality of the portfolio securities of BRF and RFA, and see Annex A to the Statement of Additional Information for a general description of Moody's and Standard & Poor's ratings of municipal obligations.

From time to time RFA and BRF may invest in municipal obligations the interest on which would be subject to the alternative minimum tax ("AMT"). Each of RFA and BRF expects that no more than 20% of its respective assets will be invested in municipal obligations subject to such tax at any time. As of April 30, 1999, none of RFA's portfolio securities were subject to the AMT. As of April 30, 1999, [none] of BRF's portfolio securities were subject to the AMT. Based on the foregoing, none of RFA's portfolio securities would have been subject to the AMT on a pro forma basis, assuming the Reorganization was completed on such date. RFA may not be a suitable investment for investors who are subject to the AMT.

BRF and RFA may purchase securities as to which no liquid trading market exists. Such illiquid securities may include unrated securities and securities such as lease obligations and small issues for which market quotations are not readily available. Should BRF or RFA desire to sell such securities, BRF or RFA would be subject to the risk that it may not be able to find a ready buyer at the price which BRF or RFA believes reflects the value of these securities, as dealers may not maintain daily markets in these securities and retail secondary markets may not exist. In that case, BRF or RFA may be forced to withdraw such securities from sale or accept a price which, in its opinion, does not reflect the value of these securities. The value of BRF's net assets could be adversely affected as a result. To the extent BRF invests in newer types of municipal obligation products, it may be subject to the risk that such assets may become illiquid even though they were considered to be liquid at the time of investment.

From time to time, BRF and RFA's investments may include securities as to which BRF or RAA, by themselves or together with other funds or accounts managed by the Investment Adviser, holds a major portion or all of an issue of municipal obligations. Because relatively few potential purchasers may be available for these investments and, in some cases, contractual restrictions may apply on resales, BRF or RFA may find it more difficult to sell these securities at a time when the Investment Adviser believes it is desirable to do so.

The charters (each, a "Charter") of BRF and RFA include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of BRF or RFA and which will require the vote of 75% of the shares of Common Shares in addition to the favorable vote (which may entail approval of a majority or up to 75%) of any other class of stock to convert BRF to open-end status.

                          THE PROPOSED REORGANIZATION

The terms and conditions of the Reorganization are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Appendix I to this Combined Proxy Statement/Prospectus.

Description of the Reorganization. The Reorganization Agreement provides for the reorganization of BRF and RFA. As a consequence, RFA would acquire all of the assets and assume all of the liabilities of BRF, each shareholder of BRF would become a shareholder of RFA on the terms described below and the Charter, bylaws, trustees and officers of RFA immediately prior to the closing of the Reorganization would remain the Charter, bylaws, directors and officers of RFA as the surviving company after such Reorganization.

Common shares of beneficial interest, par value $.01 per share, of RFA ("RFA Common") and preferred shares of beneficial interest, liquidation value $25,000 per share, of RFA ("RFA Preferred") and together with the RFA Common, the "RFA Shares") with an aggregate net asset value or liquidation preference, as the case may be, equal to the value of the assets of BRF acquired by RFA in the Reorganization, reduced by an amount of liabilities of BRF assumed by RFA, shall be issued by RFA to BRF in exchange for the assets of BRF. BRF then shall distribute the RFA Common and RFA Preferred to its corresponding holders of BRF common shares and BRF preferred shares in exchange for their shares. Each BRF common share will be exchanged for that number of shares of RFA Common with an equal net asset value, except that cash will be distributed in lieu of fractional shares of RFA Common. Each BRF preferred share will be exchanged for one share of RFA Preferred with substantially the same terms.

In addition, BRF will declare a special dividend (a "Special Dividend"), payable to holders of record of its common shares immediately prior to the Reorganization, in an amount at least equal to the amount necessary for BRF to satisfy the requirements of Section 852(a)(1) of the Code, the compliance with which is necessary for BRF to qualify as a regulated investment company for Federal income tax purposes for its taxable year ending on the day on which the Closing occurs. Although the precise amount of the special dividend will not be known until the time of the Reorganization, it is currently anticipated that the amount of such dividend will be approximately $0.2262 per share in the case of BRF. Such dividends will reduce the net asset value per common share of BRF for purposes of determining the number of shares of RFA Common issuable in respect of such common shares. Such dividends will be payable in the form of additional common shares of BRF (which will convert into common shares of RFA by operation of the Reorganization) or in cash, at the election
of the shareholders. Such dividends will be paid on or before       , 1999 in
shares of RFA Common unless a holder of common shares of BRF elects to receive
cash on or before       , 1999. Such election may be made by shareholders on a
form that will be mailed to them at least     days prior to the election
deadline or within 15 days after the Reorganization.

The net asset value per share of the common shares of BRF and RFA Common shall be computed as of the close of business on the last business day prior to the date on which the Reorganization is completed by dividing the value of BRF and RFA's total assets, less liabilities and less the aggregate liquidation preference of all of their respective outstanding preferred shares and any accumulated and unpaid dividends thereon, by the number of their respective common shares outstanding. The net assets and the liabilities of BRF also will be computed as of the close of business on the last business day prior to the date on which the Reorganization is completed. In determining the value of BRF and RFA's assets, State Street will utilize the valuations of portfolio securities furnished by a pricing service approved by the Boards of Trustees of BRF and RFA pursuant to procedures utilized by RFA to value its own assets and to determine its own liabilities, which procedures are substantially similar to those currently used by BRF. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which constitute a majority of the securities held by BRF) are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers, and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations. The procedures of the pricing service and its valuations are reviewed periodically by the officers of BRF and RFA under the general supervision of the Board of Trustees of BRF or RFA.

No fractional shares of RFA Common will be delivered to holders of BRF's common shares. In lieu thereof, BRF's transfer agent will aggregate all fractional shares of RFA Common and sell the resulting whole shares of RFA Common on the AMEX for the account of all shareholders of fractional interests, and each such shareholder will be entitled to his or her pro rata share of the proceeds of such sale upon surrender of his or her Trust common share certificates.

Following the Reorganization, each preferred shareholder of BRF will own the same number of shares of RFA Preferred as he or she held of preferred shares of BRF, and the RFA Preferred shares will have rights and preferences the same as those of the preferred shares of BRF. Dividends will accumulate on preferred shares of each series of BRF up to and including the day on which the Closing occurs and will be paid, together with the dividends then payable in respect of the corresponding series of RFA Preferred, to the holders thereof on the dividend payment date in respect of such corresponding series of RFA Preferred. The "Initial Dividend Period" for newly issued shares of RFA Preferred issued pursuant to the Reorganization Agreement will be the same dividend period in effect for the corresponding series of preferred shares of BRF in effect immediately prior to the Reorganization. The dividend rate for the newly issued shares of RFA Preferred issued pursuant to the Reorganization Agreement for such Initial Dividend Period will be the dividend rate in effect immediately prior to the closing for the corresponding series of preferred shares of BRF. The initial auction for the shares of RFA Preferred issued pursuant to the Reorganization Agreement will be held on the day on which the auction next succeeding the closing would have been held for the corresponding preferred shares of BRF but for the Reorganization.

Under the terms of the Reorganization Agreement, the Reorganization is conditioned upon (i) approval by the shareholders of BRF and RFA, as described under "Votes Required for the Reorganization" below, (ii) BRF's and RFA's receipt of written advice from Moody's (a) confirming that consummation of the Reorganization will not impair the Aaa ratings assigned to the outstanding preferred shares of RFA and (b) assigning Aaa ratings to the shares of RFA Preferred to be issued pursuant to the Reorganization, (iii) BRF's and RFA's receipt of an opinion to the effect that the Reorganization will qualify as a tax-free reorganization under the Code, (iv) BRF's and RFA's receipt of certain routine certificates and legal opinions, (v) BRF not owning any assets or being subject to any liabilities that RFA is prohibited from acquiring or assuming and (vi) the SEC not taking any action to prohibit the Reorganization. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization will close on November 30, 1999 or such other date as agreed to by the parties.

The Reorganization Agreement may be terminated before or after approval by shareholders of BRF or RFA, at any time prior to the closing of the Reorganization (i) by RFA in its sole discretion, (ii) by BRF if any condition to BRF's obligations under the Reorganization Agreement has not been satisfied or waived, (iii) by the mutual consent of the parties or (iv) by any party to the Reorganization if the Reorganization has not occurred by December 31, 1999. The Reorganization Agreement provides further that at any time before or (to the extent permitted by law) after approval of the Reorganization Agreement by the shareholders of BRF (x) the parties may, by written agreement authorized by their respective Boards of Trustees and with or without the approval of their shareholders, amend any of the provisions of the Reorganization Agreement provided that such amendment does not materially adversely affect the shareholders of the parties and (y) any party may waive any default by another party or the failure to satisfy any of the conditions to its obligations (the waiver to be in writing and authorized by the Board of Trustees of the waiving party with or without the approval of such party's shareholders) if in the judgment of the Boards of Trustees such action or waiver would not have a material adverse effect on the benefits intended under this Agreement.

Surrender and Exchange of BRF Share Certificates. After the closing of the Reorganization, each holder of an outstanding certificate or certificates formerly representing common shares of BRF will be entitled to receive, upon surrender of his or her certificates, a certificate or certificates representing (i) the number of RFA Common shares exchangeable for such holder's BRF common shares, (ii) the number of RFA Common shares payable as the special dividend declared by BRF prior to the Reorganization, unless the shareholder has elected to receive cash in which case the shareholder shall receive such dividend in cash and (iii) cash in lieu of any fractional RFA Common shares. Promptly after the closing of the Reorganization, the Transfer Agent will mail to each holder of certificates formerly representing BRF common shares a letter of transmittal for use in surrendering his or her certificates for certificates representing RFA Common shares and cash in lieu of any fractional RFA Common shares.

After the closing of the Reorganization, each holder of an outstanding certificate or certificates formerly representing preferred shares of BRF will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of shares of RFA Preferred distributable with respect to such holder's preferred shares of BRF. Promptly after the closing of the Reorganization, the transfer agent for the RFA Preferred will mail to each holder of certificates formerly representing preferred shares of BRF a letter of transmittal for use in surrendering his or her certificates for certificates representing preferred shares of BRF.

Shareholders should not send in any share certificates at this time. Upon consummation of the Reorganization, holders of BRF shares will be furnished instructions for exchanging their BRF share certificates for RFA share certificates and, if applicable, cash in lieu of fractional RFA Common shares.

From and after the closing of the Reorganization, certificates formerly representing BRF shares will be deemed for all purposes to evidence ownership of the number of full RFA Shares distributable with respect to BRF shares in the Reorganization, provided that until BRF share certificates have been so surrendered, no dividends payable to the holders of record of RFA Shares as of any date subsequent to 30 days after the Reorganization are required to be paid to the holders of BRF share certificates. Unpaid dividends on RFA shares to holders of record as of any date after such 30th day and prior to the exchange of certificates by BRF shareholder will be paid to such shareholder, without interest, at the time such shareholder surrenders in proper form his or her BRF share certificates for exchange.

From and after the closing of the Reorganization, there will be no transfers on the record transfer books of BRF. If, after the closing, certificates representing BRF shares are presented to BRF, they will be cancelled and exchanged for certificates representing RFA shares and, if applicable, the cash in lieu of fractional RFA common shares distributable with respect to such fractional RFA shares.

Appraisal Rights. Under BRF's Charter, neither the holders of BRF common shares nor the holders of BRF preferred shares are entitled to appraisal rights in connection with the Reorganization.

Reasons for the Reorganization; Board Consideration. At the August 12, 1998 meeting of the Boards of Trustees of BRF and RFA, each Board was advised that the Investment Adviser was studying whether a reorganization of BRF and RFA would be in the best interests of the shareholders. Following that meeting, the Investment Adviser completed its studies and at a meeting of the Boards of Trustees of BRF held on May 13, 1999, the Investment Adviser presented a preliminary proposal for the Reorganization. The preliminary proposal was discussed by the Boards at such meeting, after which the Boards requested additional information from the Investment Adviser. This additional information was considered in depth by the Boards of Trustees of BRF and RFA at a meeting held on July 12, 1999. At that meeting, the Boards of Trustees of BRF and RFA (the "Boards"), which consist of the same individuals, concluded that the Reorganization is in the best interests of the shareholders of BRF and RFA, approved the Reorganization Agreement and approved the submission of the Reorganization Agreement to BRF's and RFA's shareholders for approval.

Also on July 12, 1999, the Boards of Trustees preliminarily approved the filing of an amended Certificate of Designation to increase the number of shares of RFA Preferred so that shares of RFA Preferred may be issued to holders of preferred shares of BRF as part of the Reorganization.

The Boards of Directors of BRF and RFA recommend that the shareholders of BRF and RFA, respectively, vote FOR the proposal relating to the Reorganization Agreement.

In reviewing the proposed Reorganization, the Boards of Trustees of BRF and RFA considered the potential impact of the Reorganization on its shareholders, including but not limited to (i) the terms and conditions of the Reorganization Agreement; (ii) the capabilities, practices and resources of the organizations that provide investment advisory and certain other services to BRF and RFA and of the organizations that would provide such services to RFA after the Reorganization, and the terms on which these services are and would be provided; (iii) the investment objectives, policies and restrictions of BRF and RFA and their compatibility; (iv) the historical investment performance of BRF and RFA and anticipated future influences on such investment performance with and without the Reorganization; (v) the historical and projected operating expenses of BRF and RFA and the projected pro forma operating expenses of RFA; (vi) the terms of the preferred shares of BRF and RFA; (vii) the anticipated tax consequences of the Reorganization; (viii) the shift on the part of BRF's shareholders to a perpetual fund rather than one having a stated term; (ix) the trading history of the common shares of BRF and RFA and the anticipated impact of the Reorganization on the market price of such common shares; and (x) the costs associated with the Reorganization.

In approving the Reorganization, the Boards identified certain benefits that are likely to result from the Reorganization, including: higher distribution rates; the payment of a special dividend to the common shareholders of BRF immediately prior to the Reorganization; reducing the impact on shareholders of BRF of having portfolio securities being called by their issuers, because RFA would be able to reinvest the proceeds from called portfolio securities in securities with longer maturities and higher rates of interest (rather than securities with shorter maturities and lower rates of interest required by the limited term of BRF); increased possibility of trading at a lower or at no discount from net asset value; and a more liquid trading market for common shares of BRF after being merged with RFA. The Boards also considered the possible adverse effects and estimated costs of the Reorganization. See "Risks and Special Considerations Regarding the Reorganization."

Higher Distribution Rate. Based on data presented by the Investment Adviser regarding BRF's and RFA's current distribution rate and the absence for RFA of the requirement to retain income in order to be able to meet an objective of distributing a specified amount at a specified termination time, the Boards of Trustees of BRF and RFA anticipate that the monthly distribution rate of RFA will be higher per dollar of net assets attributable to a share of common shares than would be the case for BRF by itself and for RFA by itself.

Special Dividend. BRF, as part of its investment objective, seeks to return to its common shareholders the initial offering price of its common shares upon the expiration of BRF. In order to assure that BRF will be able to achieve this portion of its investment objective, BRF retains each year a portion of its net investment income and holds such income until the expiration of BRF. In connection with the Reorganization, BRF will pay its common shareholders immediately prior to the Reorganization a special dividend out of such retained income. As of April 30, 1999, the Investment Adviser estimates this distribution to be $0.2262 per share for BRF. This distribution will be exempt from regular Federal income tax and Florida intangible personal property taxes.

Reduced Reinvestment Risk. The terms of municipal obligations often give their issuers the right periodically to "call" or repay their municipal obligations. Issuers will exercise call rights when interest rates decline and they can refinance their municipal obligations at lower interest rates. At the time BRF was formed, most of the municipal obligations available in the market were subject to call provisions. Because interest rates have declined, the Investment Adviser believes that many of the municipal obligations owned by BRF will be called prior to the termination of BRF. The Investment Adviser would then reinvest the proceeds from the called securities in other municipal obligations but, because BRF has a limited term, would be required to reinvest in municipal obligations maturing prior to the expiration of BRF's term. The relatively short term remaining for BRF would require the Investment Adviser to reinvest in shorter term municipal obligations with relatively lower interest rates. The Reorganization would result in the Investment Adviser being able to reinvest the proceeds from called portfolio securities into municipal obligations with longer maturities and relatively higher interest rates, because RFA has an indefinite term.

Potential for Improved Shares Price Performance. Based on data presented by the Investment Adviser regarding the trading patterns of BRF and RFA, as well as other leveraged municipal bond funds, and regarding the potential impact of higher distribution rates, the Boards of Trustees of BRF and RFA believe that the common shares of RFA may trade at a lower or no discount from net asset value following the Reorganization. In this connection, the Boards of Trustees noted that the market value of common stocks issued by closed-end municipal bond funds historically have had a high correlation with the distribution rates on such stock, and that a higher distribution rate as a result of the Reorganization may produce positive stock price performance.

Increased Liquidity. The Reorganization would result in RFA having a significantly larger number of common shares outstanding, and a significantly larger number of common shareholders, than RFA prior to the Reorganization. Market prices of common shares of smaller investment companies are likely to experience greater spreads between their bid and offer prices than market prices of common shares of larger investment companies, and that increasing the size of RFA as a result of the Reorganization should result in a higher average daily trading volume, a narrower average spread between bid and offer prices and reduced price volatility for its common shares. There can be no assurance that the Reorganization will produce these anticipated benefits. However, the Boards of BRF and RFA believe that these results, if obtained, would benefit holders of common shares by affording them a more liquid trading market for their shares and the opportunity for more favorable price execution in trading the common shares.

In approving the Reorganization, the Boards of BRF and RFA also considered a report of the Investment Adviser indicating that the Reorganization should have a beneficial overall effect on the financial status and ongoing performance of RFA, and considered such measures as nominal annual earnings, annual dividends, dividend rates as a percentage of market price, management fees and undistributed net investment income balances. The Boards of BRF and RFA also examined the relative credit strength, maturity characteristics, preferred share asset coverages and mix of type of securities of BRF and RFA's portfolios of municipal obligations and the costs involved in the Reorganization. The Boards noted the many similarities between BRF and RFA. Based on these factors, the Boards determined that the Reorganization is likely to provide benefits to the shareholders of BRF, as discussed above, that outweigh the possible adverse effects and the costs (including legal, accounting and administrative costs, some of which have already been incurred in evaluating and analyzing the Reorganization) presented by the Reorganization.

Expense Ratios. In evaluating the Reorganization, the Board of Directors of BRF considered increase in expense ratios that will be experienced by common shareholders of BRF. The average aggregate expense ratios for BRF's latest three fiscal years was 0.97% for BRF. The anticipated aggregate pro forma expense ratio for RFA, assuming that the Reorganization is completed, is 0.99%. The Boards of Trustees also considered that the anticipated aggregate pro forma expense ratio for RFA will be [less than/approximately the same as] the average aggregate expense ratio for closed-end national municipal bond funds as reported in information prepared by Lipper and presented to the Boards by the Investment Adviser. In recommending that the common shareholders of BRF approve the Reorganization, the Board of Trustees of BRF concluded that the anticipated benefits of higher distribution rates on the common shares, the special dividend to be paid to common shareholders of BRF prior to the Reorganization, the potential reduction in reinvestment risk and the enhanced likelihood that the common shares of BRF would trade at a lower or no discount to net asset value after the Reorganization outweighed the detriment of a higher expense ratio. The aggregate expense ratio of RFA will be reduced as a result of the Reorganization, which will benefit the current shareholders of RFA.

Indefinite Term. BRF currently is scheduled to terminate on December 31 of 2008. As part of BRF's investment objective, it seeks to distribute to its common shareholders $15 per common share, in connection with its termination. RFA has no scheduled termination date and, if the Reorganization of BRF is completed, common shareholders of BRF will be dependent on the trading prices available in the market for the sale of their shares. Such market prices may be at, above or below the amount they would have received upon termination of BRF. In recommending that the common shareholders of BRF approve the Reorganization, the Board of Trustees of BRF determined that the Reorganization is likely to provide benefits to the shareholders of BRF, as discussed above, that outweigh the possible market risks associated with the disposition of their common shares following the Reorganization.

Expenses of the Reorganization. In evaluating the Reorganization, the Investment Adviser estimated the amount of expenses BRF and RFA would incur to be $147,884, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees and proxy and distribution costs. These estimates were based on information provided by BRF's and RFA's service providers. The Reorganization Agreement provides that BRF and RFA will each be responsible for that portion of the expenses of the Reorganization equal to the proportion its total assets bears to the combined total assets of BRF and RFA.

In approving the Reorganization, the Board's Directors determined that the Reorganization should result in no dilution of the interests of BRF's or RFA's existing shareholders.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The consummation of the Reorganization is conditioned upon, among other things, the receipt by RFA and BRF of an opinion as of the Closing from Skadden, Arps, Slate, Meagher & Flom LLP to the effect that, on the basis of facts, representations and assumptions set forth in such opinion, the Reorganization will be treated as a reorganization within the meaning of
Section 368(a) of the Code, and RFA and BRF will each be a party to such reorganization within the meaning of Section 368(b) of the Code. Accordingly, no gain or loss will be recognized by RFA or BRF as a result of the Reorganization, and no gain or loss will be recognized by a shareholder of BRF who receives RFA Shares for shares of BRF exchanged therefor (except with respect to any cash received in lieu of a fractional interest in RFA Shares and the special dividend paid to holders of common shares of BRF prior to the Reorganization). The opinion referred to above has been filed as an exhibit to the Registration Statement of which this Combined Proxy Statement/Prospectus is a part.

The aggregate tax basis of the RFA Shares to be received by shareholders of BRF will be the same as the aggregate tax basis in the shares of BRF surrendered in exchange therefor (reduced by any amount allocable to a fractional share interest for which cash is received), and the holding period of the RFA Shares to be received by shareholders of BRF in connection with the Reorganization will include the holding period of the shares of BRF surrendered in exchange therefor, provided that the shares in BRF are held as a capital asset at the closing of the Reorganization.

Cash received in lieu of a fractional RFA Share will be treated as received in redemption for such fractional interest, and gain or loss will be recognized, measured by the difference between the amount received and the portion of the tax basis of a Shareholder's shares in BRF allocable to such fractional interest. Such gain or loss generally will constitute capital gain or loss if the shares of BRF are held as a capital asset at the closing of the Reorganization, and will be long-term capital gain or loss if the holding period of such shares is greater than one year at the closing.

It is intended that the special dividend constitute a distribution from BRF. As such, each distribution will be treated as ordinary income (except to the extent eligible for designation by BRF as an exempt-interest dividend or a capital gain dividend), whether a shareholder receives the special dividend in shares or elects to receive cash in lieu of shares.

No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganization. An opinion of counsel is not binding on the IRS, and there can be no assurance that the IRS would not adopt a contrary position or that the IRS position would not be sustained by a court. THE ABOVE DISCUSSION MAY NOT APPLY TO PARTICULAR CATEGORIES OF HOLDERS OF SHARES OF BRF SUBJECT TO SPECIAL TREATMENT UNDER THE CODE, SUCH AS PREFERRED SHAREHOLDERS OF BRF WHO ELECT APPRAISAL RIGHTS, FOREIGN HOLDERS OR HOLDERS WHOSE SHARES WERE ACQUIRED PURSUANT TO THE EXERCISE OF AN EMPLOYEE STOCK OPTION OR OTHERWISE AS COMPENSATION. SHAREHOLDERS OF BRF ARE URGED TO CONSULT THEIR TAX ADVISORS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES OF THE REORGANIZATION TO THEM, INCLUDING ANY STATE, LOCAL OR OTHER TAX CONSEQUENCES OF THE REORGANIZATION.

                                VOTING MATTERS

General. This Combined Proxy Statement/Prospectus is furnished in connection with the solicitation by the Boards of Trustees of BRF and RFA of proxies to be voted at the Meeting and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Shareholders Meeting. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy to be voted at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies that instruct them to vote in favor of any of the proposals. Conversely, they will vote against any such adjournment any proxies that instruct them to vote against the proposals.

The Meeting is scheduled as a joint meeting of the respective shareholders of BRF and RFA because the shareholders of BRF and RFA are expected to consider and vote on similar matters. The Boards of BRF and RFA have determined that the use of a joint proxy statement/prospectus for the Meeting is in the best interest of BRF's and RFA's shareholders. In the event that any shareholder present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of BRF's meeting to a time immediately after the Meeting so that BRF's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of BRF and RFA will vote separately on the proposal.

The cost of soliciting proxies will be borne by BRF and RFA in proportion to the amount of proxies solicited on behalf of BRF and RFA. In addition, certain officers, directors and employees of BRF, RFA, the Investment Adviser and the administrator of BRF and RFA (none of whom will receive additional compensation therefor) may solicit proxies in person or by telephone, telegraph or mail. In addition, BRF and RFA may employ Shareholder Communications Corporation pursuant to its standard contract as proxy solicitor, the cost of which will be borne proportionately by BRF and RFA and is estimated to be approximately $3,500 for each of BRF and RFA.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Abstentions will be counted as present but not voting with respect to those proposals from which a shareholder abstains. Broker non-votes will be treated as shares that are not present. Unless instructions to the contrary are marked, shares represented by all properly executed proxies will be voted "FOR" all the proposals. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary at the address indicated above or by voting in person at the Meeting.

The Boards of BRF and RFA know of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

The Boards of BRF and RFA have fixed the close of business on              ,
1999, as the record date for the determination of stockholders of BRF and RFA entitled to notice of and to vote at the Meeting or any adjournment thereof.

At the close of business on April 30, 1999, RFA and BRF had outstanding the number of common shares and preferred shares set forth below:

                                                  Amount Held Amount Outstanding
                                                  by Fund for    Exclusive of
                                        Amount      its Own    Amount Shown in
Fund                      Designation Authorized    Account    Previous Column
----                      ----------- ----------- ----------- ------------------
RFA...................... Common      199,999,660     0           1,127,093
                          Preferred:
                              R7              300       0               300
BRF...................... Common      199,997,360                 8,707,093
                          Preferred:
                              R7            2,640       0             2,640

For BRF and RFA, the class or classes of shares listed above are the only authorized class or classes of shares.

The principal executive offices of BRF are located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and the principal executive offices of RFA are located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The enclosed proxy or proxies and this proxy statement are first being
sent to BRF's and RFA's shareholders on or about              , 1999.

BRF and RFA will furnish, without charge, a copy of BRF's most recent Annual Report and the most recent Semi-Annual Report succeeding the Annual Report, if any, to any shareholder upon request, provided such Annual or Semi-Annual Report is not enclosed herein. Requests should be directed to 345 Park Avenue, New York, New York 10154 (telephone number (800) 227-7BFM(7236)).

As of February 26, 1999, none of BRF or RFA was aware of any beneficial or record owner of 5% or more of any class of shares of BRF or RFA.

All proxies received will be voted in favor of the proposal, unless otherwise directed therein.

If the accompanying proxy is or the accompanying proxies are executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy or proxies on all matters that may properly come before the Meeting.

Voting Requirements of BRF

Votes of Common Shareholders as a Separate Class. Common shareholders of BRF are being asked to approve the Reorganization Agreement pursuant to Massachusetts law and under the Charter of BRF. Because of the separate class vote with respect to the preferred shares of BRF described below, the Charter of BRF requires the common shares of BRF to vote as a separate class with respect to the Reorganization and the related Reorganization Agreement. The affirmative vote of shareholders representing at least a majority of the outstanding common shares of BRF is required to approve BRF's Reorganization and the Reorganization Agreement.

Votes of Preferred Shareholders as a Separate Class. Preferred shareholders of BRF are being asked to approve the Reorganization Agreement pursuant to the Articles Supplementary pertaining to each series of preferred shares, Massachusetts law and as a "plan of reorganization" under the 1940 Act.
Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a separate class, of any plan of reorganization adversely affecting such shares. The 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect. While the Board of Trustees of BRF does not believe that the holders of preferred shares of BRF would be materially adversely affected by the Reorganization, it is possible that there may be insignificant adverse effects (such as where the asset coverage with respect to the shares of RFA Preferred issued pursuant to the Reorganization is slightly more or less than the asset coverage with respect to the preferred shares of BRF for which they are exchanged or such as the absence of a fixed termination date for RFA). Accordingly, BRF is seeking approval of the Reorganization Agreement by the holders of preferred shares of BRF. Accordingly, the affirmative vote of shareholders representing at least a majority of the outstanding preferred shares of BRF, with all the series of preferred shares of BRF voting together as a single class, is required to approve BRF's Reorganization and the Reorganization Agreement. Please note that the asset coverage tests applicable to the RFA Preferred under the 1940 Act and required by the rating agencies will be satisfied following completion of the Reorganization.

Voting Requirement of RFA

Combined Vote of Common and Preferred Shareholders. A combined vote of the common and preferred shareholders of RFA is required to approve the Reorganization. The affirmative vote of shareholders representing at least a majority of the shares of RFA Common and RFA Preferred present at the meeting and entitled to vote, voting together as a single class, is required to approve the Reorganization and the related Reorganization Agreement.

Quorum

A quorum is constituted with respect to RFA and BRF by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of RFA or BRF entitled to vote at the Meeting and with respect to a class vote of the preferred shares or common shares of BRF by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of such class entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but which have not been voted. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not be treated as shares that are present at the Meeting and, accordingly, could make it more difficult to obtain the requisite approvals.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Reorganization Agreement are not received with respect to RFA or BRF, the persons named as proxies may propose one or more adjournments of the Meeting or a portion thereof to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meeting at that time in person or by proxy. If a quorum is not present on a particular matter, the persons named as proxies will vote those proxies in favor of adjournment except to the extent the proxy expressly states otherwise. If a quorum is present on a particular matter, the persons named as proxies will vote in favor of such adjournment(s) all proxies other than those proxies required to be voted AGAINST such proposal, which will be voted against any adjournment(s). A shareholder vote may be taken with respect to RFA or BRF on some or all matters before any such adjournment(s) if sufficient votes have been received for approval.

                  DESCRIPTION OF COMMON SHARES OF RFA AND BRF

General. The Charter of RFA authorizes the issuance of 199,999,660 shares of RFA Common in a single class, par value $.01 per share. As of April 30, 1999, there were issued and outstanding 1,127,093 shares of RFA Common. If the Reorganization is approved, it is anticipated that RFA will be authorized to issue approximately 199,997,020 shares of RFA Common immediately after the Reorganization due to the increase in authorized shares of RFA Preferred. If the Reorganization is approved, at the closing RFA will issue a number of additional shares of RFA Common that, as described above, will be based on the relative aggregate per share net asset values of RFA and BRF, as of the close of business on the last business day prior to the closing. Based on the relative per share net asset values as of April 30, 1999, RFA would have issued approximately 8,987,754 additional shares of RFA Common if the Reorganization had occurred as of the next business day, assuming that all common shareholders of BRF elect to receive the special dividend paid to them in connection with the Reorganization in additional common shares of BRF. Shares of RFA Common will be, when issued in the Reorganization or against receipt of consideration therefor, at least equal to the par value thereof, fully paid and nonassessable and will have one vote per share in all matters on which such shares are entitled to vote.

The common shares of BRF and RFA have equal voting rights and equal rights with respect to the payment of dividends and distribution of assets upon liquidation and have no preemptive, conversion or exchange rights or rights to cumulative voting.

Distributions. The common shares of RFA and BRF have equal rights with respect to the payment of dividends and the distribution of assets upon liquidation. Neither RFA nor BRF will be permitted to declare, pay or set apart for payment any dividend or distribution on common shares (other than in additional common shares), unless (a) cumulative dividends on its respective outstanding preferred shares have been paid in full and (b) it meets the asset coverage tests applicable to its preferred shares. This latter limitation on RFA's and BRF's ability to make distributions on common shares could under certain circumstances impair their ability to maintain their qualification for taxation as a regulated investment company under the Code.

RFA currently distributes monthly all or a portion of its net investment income to holders of RFA Common. Monthly distributions to holders of RFA Common consist of net investment income remaining after the payment of dividends on outstanding preferred shares. For Federal income tax purposes, however, if RFA realizes net capital gains, a portion of RFA's distributions will be required to be allocated pro rata among the holders of RFA Common and holders of RFA Preferred.

Comparison of Rights of Holders of Common Shares of RFA and BRF. The provisions of the Charter of RFA are substantially the same as the provisions of the Charter of BRF in all respects, except as described in this paragraph. The full text of BRF's and RFA's Charter is on file with the SEC and may be obtained as described under "Available Information." The Charter of BRF provides for termination of its existence on a specific date, which is December 31, 2008 in the case of BRF whereas RFA's Charter provides for its perpetual existence. The Charter of BRF provides that the specific termination provision of its Charter may not be amended or repealed without the affirmative vote of at least 75% of the outstanding shares entitled to vote thereon and the 1940 Act would require separate approval of any such amendment or repeal by a majority of the outstanding preferred shares of BRF or, if less, at least two-thirds of the preferred shares voting thereon if at least 50% of the preferred shares are present and voting. RFA has no termination provision and accordingly no provision requiring a supermajority vote for amendment or repeal of such a provision.

Certain Provisions in RFA's and BRF's Charter. BRF and RFA have in their Charters and by-laws ("By-Laws") certain substantially similar provisions commonly referred to as "antitakeover" provisions, which may have the effect of limiting the ability of other entities or persons to acquire control of BRF or RFA, to cause them to engage in certain transactions or to modify their structure.

First, a trustee may be removed from office only for cause by the vote of at least 75% of the shares entitled to be voted on the matter. Second, the affirmative vote of the holders of at least 75% of the shares will be required to authorize BRF's or RFA's conversion from a closed-end to an open-end investment company, which conversion would result in delisting from the AMEX. Third, the present board is classified into three classes, each with a term of three years with only one class of trustees standing for election in any year. Such classification may prevent replacement of a majority of the trustees for up to a two year period. The affirmative vote of at least 75% of the shares of capital shares will be required to amend the Charter or By-Laws to change any of the foregoing provisions.

The percentage of votes required under these provisions, which are greater than the minimum requirements under the 1940 Act, will make more difficult a change in BRF's or RFA's business or management and may have the effect of depriving shareholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of BRF or RFA in a tender offer or similar transaction. Reference should be made to RFA's Charter on file with the SEC for the full text of these provisions.

Dividend Reinvestment Plan. Pursuant to RFA's Dividend Reinvestment Plan (the "Plan"), each RFA shareholder automatically has all distributions of dividends and capital gains reinvested by State Street Bank & Trust Company (the "Plan Agent") in shares of RFA pursuant to the Plan, unless an election is made to receive cash. Pursuant to BRF's Plan, each shareholder of BRF automatically has all distributions of dividends and capital gains paid in cash, unless the shareholder elects to have such distributions reinvested by the Plan Agent in shares of BRF. Shareholders of BRF, upon consummation of the Reorganization, will have their election to receive dividends paid in cash or reinvested in shares preserved following the Reorganization into RFA.

The Plan Agent effects purchases of shares under the Plans in the open market. Shareholders who do not participate in the Plans receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

The Plan Agent serves as agent for the stockholders in administering the Plans. After BRF or RFA declares a dividend or determines to make a capital gain distribution, the Plan Agent, as agent for the participants, receives the cash payment and uses it to buy shares in the open market, on the AMEX or elsewhere, for the participants' accounts. New shares are not issued in connection with the Plan.

Participants in the Plans may withdraw from the Plans upon written notice to the Plan Agent. When a participant withdraws from a Plan or upon termination of such Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in each Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to such Plan.

Shareholders whose common shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether and how they may participate in a Plan.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent administers the Plans on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in a Plan.

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions are paid by BRF and RFA, as applicable. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions does not relieve participants of any Federal income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plans may indicate that changes are desirable. Accordingly, BRF and RFA reserve the right to amend the Plans as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plans at least 90 days before the record date for the dividend or distribution. The Plans also may be amended by the Plan Agent by at least 90 days' written notice to all participants in the Plan. The Plans may be terminated by the Plan Agent or BRF or RFA upon at least 30 days' written notice to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 366, Boston, Massachusetts 02101.

In connection with the Reorganization, a common shareholder of BRF might receive a number of RFA common shares in the Reorganization which consists of or includes an "odd lot" (i.e., less than 100 shares). Such odd lot holders may participate in RFA's Dividend Reinvestment Plan for the limited purpose of purchasing a sufficient number of RFA common shares to bring their odd lot shares up to a 100-share "round lot." Each such odd lot holder would send in the certificates representing his or her odd lot shares and direct the Plan Agent to reinvest dividends only until a sufficient number of RFA common shares have been acquired to form a round lot. When this is accomplished, (a) certificates representing the round lot of RFA common shares would be issued to the holder, (b) any excess RFA common shares or fractional RFA common shares would be sold and a check for the sale issued to the holder, and (c) dividend reinvestment on behalf of such holder would be discontinued.

                DESCRIPTION OF PREFERRED SHARES OF RFA AND BRF

General. RFA and BRF utilize a leveraged capital structure through the issuance of perpetual preferred shares whose dividend rates are reset weekly by auction in relation to prevailing short-term municipal rates. As of the date of this Combined Proxy Statement/Prospectus, each of RFA and BRF had outstanding one series of preferred shares with the designations, dividend periods, auction dates and annual dividend rate as of April 30, 1999 set forth below:

                                                                      Annual
                                                                   Dividend Rate
                                                                      (as of
                                                 Dividend Auction    April 30,
Trust                                Designation  Period    Date       1999)
-----                                ----------- -------- -------- -------------
RFA.................................      R7      7 days  Thursday      3.20%
BRF.................................      R7      7 days  Thursday    3.31


In connection with the Reorganization, the Board of Trustees of RFA classified up to 2,640 authorized and unissued shares of RFA capital shares as new shares of RFA Preferred, which may be issued in one or more series. Upon completion of the Reorganization, each outstanding preferred share of BRF will, in effect, be exchanged for one share of RFA Preferred having the same terms, including the same auction dates, dividend periods and dividend payment dates, as the BRF preferred shares.

Under the 1940 Act, RFA is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets or the payment of dividends. All outstanding shares of RFA Preferred and all shares of RFA Preferred issued pursuant to the Reorganization will rank on a parity with each other as to the payment of dividends and the distribution of assets upon liquidation. Shares of RFA Preferred issued pursuant to the Reorganization will be, when issued, fully paid and nonassessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

None of the RFA Preferred or the BRF preferred shares are traded on any stock exchange or over-the-counter. Shares of RFA Preferred and the BRF preferred shares can be purchased at auctions as described herein or through broker-dealers, if any, who maintain a secondary market in such shares.

Dividends and Dividend Periods. The dividends and distributions policy of each share of RFA Preferred issued in connection with the Reorganization will be the same as those of the outstanding shares of RFA Preferred and those of the outstanding BRF preferred shares.

Holders of RFA Preferred and holders of BRF preferred shares are entitled to receive, when, as and if declared by the Board of Trustees of RFA or BFC, as the case may be, out of funds legally available therefore, cumulative cash dividends on their shares. Dividends on RFA Preferred and on BRF preferred shares so declared and payable (i) are in preference to and have priority over any dividends so declared and payable on RFA Common or common shares of BRF, as the case may be, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on RFA's or BRF's investments. The dividend rate per annum for the RFA Preferred and the BRF preferred shares may vary from dividend period to dividend period and is determined for each dividend period through an auction of all of the outstanding shares of such series by an agent (the "Auction Agent") of RFA or BRF, as the case may be. Dividends on the RFA Preferred and on the BRF preferred shares are paid through The Depository Trust Company ("DTC") (or a successor securities depository) on each dividend payment date. DTC's normal procedures provide for it to distribute dividends in same-day funds to agent members, who in turn are expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. Prior to each dividend payment date, RFA and BRF are required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. None of RFA or BRF has established a reserve for the payment of dividends, and no interest is payable by RFA or BRF in respect of any dividend payment or payment on RFA Preferred or preferred shares of BRF which may be in arrears.

Dividends paid by RFA and BRF, to the extent paid from tax-exempt income earned on municipal obligations, are exempt from Federal income taxes, subject to the possible application of the alternative minimum tax. However, RFA and BRF are required to allocate net capital gains and other income subject to regular Federal income taxes, if any, proportionally between its common shares and its preferred shares in accordance with the current position of the IRS. RFA and BRF notify the Auction Agent of the amounts of any such dividends. The Auction Agent in turn notifies each broker-dealer whenever it receives any such notice from RFA or BRF, and each broker-dealer then notifies its customers who are holders of the RFA Preferred or the preferred shares of BRF. RFA and BRF also may include such income in a dividend on their preferred shares without giving advance notice thereof if they increase the dividend by an additional amount to offset the tax effect thereof.

If RFA or BRF retroactively allocates any net capital gains or other income subject to regular Federal income taxes to shares of its preferred shares without having given advance notice thereof as described above, which only may happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of RFA Preferred or all of the preferred shares of BRF or the liquidation of RFA or BRF, RFA or BRF will make certain payments to holders of shares of its preferred shares to which such allocation was made to offset substantially the tax effect thereof. In no other instances will RFA or BRF be required to make payments to holders of shares of its preferred shares to offset the tax effect of any reallocation of net capital gains or other taxable income.

Neither RFA nor BRF is permitted to declare, pay or set apart for payment any dividend or distribution on its common shares (other than in additional common shares), unless (a) cumulative dividends on all its respective outstanding shares of preferred shares have been paid in full and (b) RFA or BRF meets the asset coverage tests required by the rating agencies and the 1940 Act. This latter limitation on RFA's and BRF's ability to make distributions on common shares could, under certain circumstances, impair the ability of RFA or BRF to maintain its qualification for taxation as a regulated investment company under the Code.

Voting Rights. The voting rights of the RFA Preferred to be issued in connection with the Reorganization will be substantially similar to those of the outstanding shares of RFA Preferred and the outstanding BRF preferred shares.

The provisions of the Charter of RFA are substantially the same as the provisions of the Charter of BRF in all respects, except that the Charter of BRF provides for a finite term. The 1940 Act requires separate approval of any plan of reorganization that may adversely affect preferred shares by a majority of the outstanding preferred shares of RFA or BRF or, if less, at least two-thirds of the preferred shares voting thereon if at least 50% of the preferred shares are present and voting. The 1940 Act requires that the holders of RFA Preferred and the holders of BRF preferred shares and any other preferred shares issued by RFA or BRF, voting as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors at any time when two years' dividends on the preferred shares or any other preferred shares are unpaid. The holders of RFA Preferred and the holders of BRF preferred shares also vote as a separate class on certain other matters as required under their Charters and the 1940 Act.

Redemption. The redemption rights of the RFA Preferred to be issued in connection with the Reorganization will be substantially similar to those of the outstanding shares of RFA Preferred and the outstanding BRF preferred shares.

If a series of RFA Preferred or a series of BRF preferred shares fails to meet the asset coverage tests required by the rating agencies and the 1940 Act, the RFA Preferred or the BRF preferred shares would be subject to mandatory redemption, out of funds legally available therefor, at the redemption price of $25,000 per share plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption plus any premiums thereon. Any such redemption would be limited to the number of preferred shares necessary to satisfy the asset coverage tests applicable to the respective series of RFA Preferred or the respective series of BRF preferred shares. The ability of RFA and BRF to make such a mandatory redemption may be restricted by the provisions of the 1940 Act. In addition, holders of preferred shares may be entitled to receive additional dividends in the event of a mandatory redemption of such preferred shares.

Shares of RFA Preferred and the BRF preferred shares are redeemable at the option of RFA or BRF, in whole or in part, on any dividend payment date (except during certain excluded periods) for such series, at the redemption price of $25,000 per share, plus an amount equal to dividends thereon accumulated but unpaid to the date fixed for redemption (whether or not earned or declared) plus any applicable premium. In addition, holders of preferred shares may be entitled to receive additional dividends in the event of an optional redemption of such preferred shares.

Liquidation. The terms of the liquidation preferences of the RFA Preferred to be issued in connection with the Reorganization will be substantially similar to the liquidation preference of the outstanding shares of RFA Preferred and the outstanding BRF preferred shares.

The liquidation preference of each share of RFA Preferred and each preferred share of BRF is $25,000, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) plus any premium applicable thereto. In addition, holders of RFA Preferred and holders of preferred shares of BRF may be entitled to receive additional dividends in the event of redemption of such preferred shares.

Upon any liquidation, dissolution or winding up of RFA or BRF, whether voluntary or involuntary, the holders of shares of RFA Preferred or BRF's preferred shares would be entitled to receive $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution. Such amount would be paid out of the assets of RFA or BRF available for distribution to stockholders, before any distribution or payment is made upon any shares of RFA Common or BRF common shares or any other capital shares of RFA or BRF ranking junior in right of payment upon liquidation to the RFA Preferred or BRF's preferred shares. If the assets of RFA or BRF are insufficient to make the full liquidation payment on its preferred shares and liquidation payments on any other outstanding class or series of preferred shares of RFA or BRF ranking on a parity with the RFA Preferred or BRF's preferred shares as to payment upon liquidation, then such assets will be distributed among the holders of shares of RFA Preferred or BRF's preferred shares and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of any liquidation distribution to which they are entitled, the holders of shares of the RFA Preferred or BRF's preferred shares would not be entitled to any further participation in any distribution of assets by RFA or BRF except for any additional dividends. A consolidation, reorganization or share exchange of RFA or BRF with or into any other entity or entities or a sale, whether for cash, shares of shares, securities or properties, of all or substantially all or any part of the assets of RFA or BRF shall not be deemed or construed to be a liquidation, dissolution or winding up of RFA or BRF.

Auctions. The dividend rate per annum for the RFA Preferred and for the BRF preferred shares is determined for each dividend period through an auction of all of such outstanding preferred shares by the Auction Agent. The Auction Agent for the RFA and for each series of preferred shares of BRF is Bankers Trust Company.

Rating Agency Guidelines. The rating agency guidelines applicable to the RFA Preferred and the BRF preferred shares are substantially similar, except the BRF preferred shares are rated by both Moody's and Standard & Poor's and the RFA Preferred are rated only by Moody's. RFA intends that, so long as shares of RFA Preferred are outstanding, the composition of its portfolio will reflect guidelines established by Moody's in connection with RFA's receipt of a rating for such shares on their date of original issue of "Aaa" from Moody's. The Reorganization is conditioned upon RFA and BRF receiving written advice from Moody's (i) confirming that consummation of the Reorganization will not impair the Aaa ratings assigned to the outstanding shares of the RFA Preferred and (ii) assigning Aaa ratings to the shares of the RFA Preferred to be issued pursuant to the Reorganization.

Moody's and S&P, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating the RFA Preferred and the BRF preferred shares have been developed by Moody's and S&P in connection with issuances of asset-backed and similar securities, including debt obligation and variable rate preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred shares will be varied sufficiently and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but have been adopted by RFA and BRF in order to satisfy current requirements necessary for Moody's to issue the above-described ratings for shares of the RFA Preferred, which ratings generally are relied upon by institutional investors in purchasing such securities and the preferred shares of RFA and BRF. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

RFA and BRF may, but are not required to, adopt modifications to these guidelines that hereafter may be established by Moody's or Standard & Poor's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the shares of the RFA Preferred and the BRF preferred shares, at any time, may change or withdraw any such rating. As set forth in the Articles Supplementary of RFA and BRF, the Boards of Trustees, without stockholder approval, may modify certain definitions or restrictions that have been adopted by RFA and BRF pursuant to the rating agency guidelines, provided the boards of directors have obtained written confirmation from Moody's and Standard & Poor's that any such change would not impair the ratings then assigned by Moody's and Standard & Poor's to the RFA Preferred or the preferred shares of BRF.

For so long as any shares of RFA Preferred or the preferred shares of BRF are rated by Moody's or Standard & Poor's, as the case may be, RFA's and BRF's use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

Additional Preferred Shares. The RFA Preferred represented approximately 38% of RFA's total assets immediately after RFA initially issued the RFA Preferred. If the Reorganization is completed, RFA anticipates that the RFA
Preferred will represent approximately   % of RFA's total assets. RFA's Board
of Trustees has indicated its intention to authorize an offering of additional shares of RFA Preferred such that, immediately after the offering of the additional preferred, the RFA Preferred would once again represent approximately 38% of RFA's total assets.

So long as RFA is able to realize a higher net return on its investment portfolio than the dividend rate paid on the RFA Preferred, the effect of the additional RFA Preferred will be to enhance the benefits of the Reorganization to the holders of common shares of RFA and BRF, particularly the benefits of a higher distribution rate and a greater likelihood of trading at little or no discount to net asset value. On the other hand, to the extent that the then current dividend rate on the additional RFA Preferred approaches the net return on RFA's investment portfolio, the benefit of additional leverage will be reduced, and if the then current dividend rate on any additional RFA Preferred were to exceed the net return on RFA's portfolio, the additional leverage would reduce the benefits of the Reorganization to holders of common shares of RFA and BRF.

The offering of additional shares of RFA Preferred will be subject to market conditions and to the Board of Director's of RFA continuing belief that adding additional leverage to RFA's capital structure through the issuance of additional RFA Preferred is likely to achieve the intended benefits for holders of RFA's common shares. The Board of Trustees reserves the right to change the foregoing percentage limitation and may issue the additional RFA Preferred to the extent that the aggregate liquidation preference of all outstanding shares of RFA Preferred does not exceed 50% of the value of RFA's total assets. Although the terms of any additional shares of RFA Preferred will be determined by RFA's Board of Trustees at the time of issuance, RFA anticipates that such shares will be additional shares of the existing series of RFA Preferred described in this Combined Proxy Statement/Prospectus or a new series of RFA Preferred with provisions substantially similar to the existing series of RFA Preferred.

The discussion above describes the present intention of RFA's Board of Trustees with respect to a potential offering of additional shares of RFA Preferred. If the Board of Trustees determines to proceed with such an offering, the terms of the additional RFA Preferred may be the same as, or different from, the terms described above, subject to applicable law and RFA's Charter. The Board of Trustees, without the approval of the holders of RFA Common, may authorize an offering of RFA Preferred or may determine not to authorize such an offering, and may fix the terms of the RFA Preferred to be offered. We cannot assure you that any additional shares of RFA Preferred will be issued.

                           COMPARISON OF BRF AND RFA

General. BRF and RFA are non-diversified closed-end management investment companies that invest in tax-exempt portfolios of Florida municipal obligations. The common shares of RFA [are listed and trade on the AMEX under the symbol RFA.] The common shares of BRF are listed and trade on the NYSE under the symbol BRF. RFA and BRF are organized as Massachusetts business trusts.

Investment Objectives and Policies. Except as noted below, the investment objectives, policies and restrictions of RFA are similar to those of BRF. RFA's investment objective is to provide high current income exempt from regular Federal income tax and Florida intangible personal property tax consistent with the preservation of capital. In seeking to provide income exempt from such Federal and Florida taxes, RFA invests substantially all of its assets in a non-diversified portfolio of investment grade Florida municipal obligations and actively manages its assets in relation to market conditions and interest rate changes. Under normal circumstances, at least 80% of RFA's assets are invested in securities rated investment grade by Moody's (at least Baa3, MIG4 or P-3), Standard & Poor's (at least BBB-, SP-2 or A-3), Fitch (at least BBB- or F-3) or another nationally recognized statistical rating agency. Up to 20% of RFA's assets may be invested in unrated securities that are deemed by the Investment Adviser to be of equivalent credit quality. RFA emphasizes investments in Florida municipal obligations with long-term maturities and maintains an average portfolio maturity of 15-20 years, but the average maturity may be shortened from time to time depending on market conditions.

In addition, RFA may utilize certain options, futures, interest rate swaps and related transactions for hedging purposes. To the extent RFA utilizes such hedging strategies or invests in taxable securities, RFA's ability to achieve its investment objective of providing high current income exempt from regular Federal income tax and Florida intangible personal property taxes may be limited. Accordingly, under normal circumstances, RFA's use of such practices is not significant.

For purposes of enhancing liquidity and/or preserving capital, on a temporary defensive basis, RFA may invest without limit in securities issued by the U.S. Government or its agencies or instrumentalities, repurchase agreements collateralized by such securities, or certificates of deposit, time deposits or bankers' acceptances. RFA also may invest in municipal obligations with maturities of less than one year, other debt obligations of corporate issuers, such as interest-paying corporate bonds, commercial paper and certificates of deposit, bankers' acceptances and interest-bearing savings accounts of banks having assets greater than $1 billion and which are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the current dividend rate on any preferred shares will be more likely to approximate or exceed the net rate of return on RFA's investment portfolio, with the result that the leverage resulting from the preferred shares may become less beneficial or adverse to the holders of shares of RFA Common.

BRF's investment objective is to provide current income exempt from regular Federal income tax and Florida intangible personal property taxes and to return $15 per common share to holders of common shares on or about December 31, 2008. In seeking to provide income exempt from such Federal and Florida taxes, BRF invests at least 80% of its total assets in a non-diversified portfolio of Florida municipal obligations insured as to the timely payment of both principal and interest by insurers with claims-paying abilities rated at the time of investment Aaa by Moody's or AAA by S&P or which are determined by the Investment Adviser to have equivalent claims-paying abilities. BRF may invest up to 20% of its total assets in uninsured Florida Municipal Obligations which are (i) rated at the time of investment Aaa by Moody's or AAA by S&P, (ii) guaranteed by an entity with an Aaa or AAA rating, (iii) backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest, or (iv) determined by the Investment Adviser to be of triple-A credit quality at the time of investment. Generally, Florida Municipal Obligations which are covered by insurance or a guarantee would not be rated Aaa or AAA, and might not be considered to be of investment grade credit quality in the absence of such insurance or guarantee. In determining whether to purchase a particular Florida municipal obligation which is covered by insurance or a guarantee, BRF considers the credit quality of the underlying issuer (among other factors such as price, yield and maturity), although such credit quality will not necessarily be the determinative factor in making the investment decision.

The investment objective of RFA and BRF and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of RFA's and BRF's outstanding voting securities (defined in the 1940 Act as the lesser of (i) more than 50% of the outstanding shares or (ii) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by RFA and BRF not to be fundamental and accordingly may be changed without stockholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at that time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. RFA and BRF may not:

  (1) invest 25% or more of the value of its total assets in any one industry provided that such limitation shall not be applicable to Florida municipal obligations other than those Florida municipal obligations backed only by assets and revenues of non-governmental users;

  (2) issue senior securities other than (a) preferred shares not in excess of 50% of its total assets over any senior securities described in clause
  (b) below that are outstanding, (b) senior securities other than preferred shares (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) not in excess of 33 1/3% of its total assets, and (c) borrowing up to 5% of its total assets for temporary purposes without regard to the amount of senior securities outstanding under clauses (a) and (b) above; provided, however, that RFA's and BRF's obligations under interest rate swaps, when issued and forward commitment transactions and similar transactions are not treated as senior securities if covering assets are appropriately segregated; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. For purposes of clauses
  (a), (b) and (c) above, "total assets" shall be calculated after giving effect to the net proceeds of any such issuance and net of any liabilities and indebtedness that do not constitute senior securities except for such liabilities and indebtedness as are excluded from treatment as senior securities by the proviso to this item (2);

  (3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with RFA's and BRF's investment objective and policies or the acquisition of securities subject to repurchase agreements;

  (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities RFA and BRF may be deemed to be an underwriter;

  (5) invest for purpose of exercising control over any issuer;

  (6) purchase or sell real estate or interests therein other than Florida municipal obligations secured by real estate or interests therein;

  (7) purchase or sell commodities or commodity contracts except for hedging purposes or as permitted by applicable law without RFA or BRF becoming subject to registration with the Commodities Futures Trading Commission as a Commodity Pool; or

  (8) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of RFA's and BRF's total assets and RFA's and BRF's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

Additional information with respect to the investment policies and restrictions of BRF and RFA is included in their respective Prospectuses, which have been filed with the Securities and Exchange Commission and may be obtained therefrom as provided under "Additional Information."

Florida Municipal Obligations. RFA and BRF invest primarily in portfolios of Florida municipal obligations, which are municipal obligations the interest on which, in the opinion of bond counsel or other counsel to the issuers of such obligations, is, at the time of issuance, exempt from Florida intangible personal property taxes. Because RFA and BRF invest primarily in portfolios of Florida municipal obligations, they are more susceptible to political, economic, regulatory or other factors affecting issuers of Florida municipal obligations than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal obligations. Economic, fiscal and budgetary conditions throughout the state may also influence performance.

The following information is a summary of a more detailed description of certain factors affecting Florida municipal obligations which is contained in the Statement of Additional Information. Investors should obtain a copy of the Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain official statements of the State of Florida published in connection with the issuance of specific Florida municipal obligations, as well as from other publicly available documents. Such information has not been independently verified by BRF or RFA and many not apply to all Florida municipal obligations acquired by BRF or RFA. BRF and RFA assume no responsibility for the completeness or accuracy of such information.

Florida state and local government obligations may be adversely affected by political and economic conditions and developments within the State of Florida and the nation as a whole.

Florida's economic outlook is projected generally to reflect the national economic outlook and is expected to experience steady if unspectacular growth over the next couple of years. Historically, Florida's unemployment rate has generally tracked below that of the nation; however, beginning with the recession in the early 1990's, the trend reversed. Since 1995, the state's unemployment rate has again been below or about the same as the nation's. The unemployment rate for Florida in 1997 was 4.8% while the national rate in 1997 was 4.9%. Florida's unemployment rate is expected to be 4.5% for fiscal year 1998-99 and 4.7% for fiscal year 1999-00. For the State's fiscal year ended June 30, 1997, receipts from the sales and use tax, the greatest single source of tax revenue to the State of Florida, were $12,089 million, an increase of 5.5% from fiscal year 1995-96.

Tourism is one of Florida's most important industries. Approximately 47 million people visited the State in 1997. By the end of fiscal year 1998-99,
49.7 million domestic and international tourists are expected to have visited the state. In 1999-2000, tourist arrivals should approximately 50.6 million.

County and municipal governments in Florida depend primarily upon ad valorem property taxes, sales, motor fuel and other local excise taxes and miscellaneous revenue sources, including revenues from utilities services. Florida school districts derive substantially all of their revenues from local property taxes. The overall level of revenue from these sources is in part dependent upon the local, state and national economies. Local government obligations held by the Fund may constitute general obligations or may be special obligations payable solely from one or more specified revenue sources. The ability of the local governments to repay their obligations on a timely basis will be dependent upon the continued strength of the revenues pledged and of the overall fiscal status of the local government.

Voters at the general election in November 1994 approved an amendment to the Constitution of the State of Florida limiting future state revenues. It is unclear what effect, if any, such amendment would have on state or local government debt obligations.

The value of Florida municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

There can be no assurance that there will not be a decline in economic conditions or that particular Florida municipal obligations in the portfolio of BRF or RFA will not be adversely affected by any such changes.

More detailed information concerning Florida municipal obligations and the State of Florida is included in the Statement of Additional Information.

                       SERVICE PROVIDERS FOR BRF AND RFA

The service providers for BRF and RFA are as set forth in the following table.

Administrator................... RFA*--Prudential Mutual Fund Management, Inc.
                                 BRF--Middlesex Administrators L.P.
Registrar/Transfer Agent/        State Street Bank & Trust Company
 Distributor/Custodian.......... One Heritage Drive, P2N
                                 North Quincy, MA 02171
Independent Auditors............ Deloitte & Touche LLP

--------
* After the Reorganization, BlackRock Financial Management, Inc. will be a co-administrator of RFA.

The locations of the Administrators are as follows: Prudential Mutual Fund Management, Inc., One Seaport Plaza, New York, New York 10292 and Middlesex Administrators L.P. is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. State Street Bank & Trust Company, which serves as registrar, transfer agent, dividend disbursing agent and custodian, maintains offices at 225 Franklin Street, Boston, Massachusetts 02110. Deloitte & Touche LLP, the independent auditors, maintains offices at Two World Financial Center, New York, New York 10281.

Currently, for its services as administrator to RFA, Prudential Mutual Fund Management, Inc. receives a fee payable monthly at an annual rate of 0.10% of RFA's average weekly net investment assets. After consummation of the Reorganization, BlackRock Financial Management, Inc. and Prudential Mutual Fund Management, Inc. will act as co-Administrators of RFA and will receive an aggregate
fee in the amount of [   ]% of RFA's weekly net assets. Under the
Administration Agreement with Blackrock Financial Management and Prudential Mutual Fund Management, Inc. (the "Administration Agreement"), the Administrators will administer RFA's corporate affairs subject to the supervision of RFA's Board of Trustees and in connection therewith furnish RFA with office facilities together with such ordinary clerical and bookkeeping services (e.g., preparation of annual and other reports to stockholders and the SEC and filing of federal, state and local income tax returns) as are not being furnished by the Custodian. The Administrators also may facilitate bank or other borrowing by RFA when the Investment Adviser determines that leverage may be in the best interests of RFA's shareholders. In connection with its administration of the corporate affairs of RFA, each Administrator will bear the following expenses:

  (a) salaries and expenses of all personnel of such Administrator; and

  (b) all expenses incurred by such Administrator or by RFA in connection with administering the ordinary course of RFA's business, other than those assumed by RFA, as described below.

The Administration Agreement was approved by RFA's Board of Trustees on
      , 1999 and are effective until terminated. The Administration Agreement terminates automatically if it is assigned (as defined in the Investment Company Act and the rules thereunder) and is otherwise terminable on 60 days' notice by either party to the other.

                           MANAGEMENT OF RFA AND BRF

Boards of Trustees and Officers. The following individuals are the current Trustees for BRF and RFA and have served in such capacity since BRF and RFA commenced their respective operations except that Richard E. Cavanagh has served as Director since his appointment by each of the Boards on August 11, 1994 to fill a vacancy and, with respect to Walter F. Mondale, who was previously a Trustee of BRF from inception to August 12, 1993, has served as Trustee since his election at BRF's annual meeting of shareholders on April 15, 1997. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "interested" Trustees (as defined by Section 2(a)(19) of the 1940 Act) are indicated by an asterisk(*). Unless specified otherwise below, the business address of the Trustees and officers of BRF, RFA and the Investment Adviser is 345 Park Avenue, New York, New York 10154.

                                                                       % of
                              Principal Occupations or      Shares    Shares
       Name and Age          Employment in Past 5 Years      Owned  Outstanding
       ------------          --------------------------     ------- -----------
 Andrew F. Brimmer        President of Brimmer & Company,                0
 4400 MacArthur Blvd N.W. Inc., a Washington, D.C.-based
 Suite 302                economic and financial
 Washington, DC 20007     consulting firm. Formerly
 Age: 72                  member of the Board of
                          Governors of the Federal
                          Reserve System. Director,
                          Airborne Express, Borg Warner
                          Automotive and CarrAmerica
                          Realty Corporation.
 Richard E. Cavanagh      President and Chief Executive                  0
 845 Third Avenue         Officer of The Conference
 New York, NY 10022       Board, Inc., a leading global
 Age: 52                  business membership
                          organization. Former Executive
                          Dean of the John F. Kennedy
                          School of Government at Harvard
                          University from 1988-1995.
                          Acting Director, Harvard Center
                          for Business and Government
                          (1991-1993). Formerly Partner
                          (principal) of McKinsey &
                          Company, Inc. (1980-1988).
                          Former Executive Director of
                          Federal Cash Management, White
                          House Office of Management and
                          Budget (1977-1979). Co-author,
                          THE WINNING PERFORMANCE (best
                          selling management book
                          published in 13 national
                          editions). Trustee, Wesleyan
                          University, Drucker Foundation
                          and Educational Testing Service
                          (ETS). Director, Arch Chemicals
                          (chemicals), Fremont Group
                          (investments) and The Guardian
                          Life Insurance Company of
                          America (insurance).
 Kent Dixon               Consultant/Investor. Former       BRF 100     (1)
 9495 Blind Pass Road     President and Chief Executive     RFA 100     (1)
 Unit #602                Officer of Empire Federal
 St. Petersburg, FL 33706 Savings Bank of America and
 Age: 62                  Banc PLUS Savings Association,
                          former Chairman of the Board,
                          President and Chief Executive
                          Officer of Northeast Savings.
                          Former Director of ISFA (the
                          owner of INVEST, a national
                          securities brokerage service
                          designed for banks and thrift
                          institutions).

                                                                       % of
                                Principal Occupations or     Shares   Shares
         Name and Age          Employment in Past 5 Years    Owned  Outstanding
         ------------          --------------------------    ------ -----------
 Frank J. Fabozzi             Consultant. Editor of THE                  0
 858 Tower View Circle        JOURNAL OF PORTFOLIO
 New Hope, PA 18938           MANAGEMENT and Adjunct
 Age: 50                      Professor of Finance at the
                              School of Management at Yale
                              University. Director,
                              Guardian Mutual Funds Group.
                              Author and editor of several
                              books on fixed income
                              portfolio management.
                              Visiting Professor of
                              Finance and Accounting at
                              the Sloan School of
                              Management, Massachusetts
                              Institute of Technology from
                              1986 to August 1992.
 Laurence D. Fink*            Chairman and Chief Executive               0
 Age 46                       Officer of BlackRock
                              Financial Management, Inc.,
                              the Investment Adviser.
                              Formerly, a Managing
                              Director of The First Boston
                              Corporation, member of its
                              Management Committee, co-
                              head of its Taxable Fixed
                              Income Division and head of
                              its Mortgage and Real Estate
                              Products Group. Currently,
                              Chairman of the Board and
                              Director of each of
                              BlackRock's Trust and
                              Anthracite Capital, Inc. and
                              as Director of BlackRock
                              Fund Investors I, BlackRock
                              Fund Investors II, BlackRock
                              Fund Investors III,
                              BlackRock Asset Investors
                              (collectively, "BAI") and
                              BlackRock MQE Investors,
                              Trustee of New York
                              University Medical Center,
                              Dwight-Englewood School,
                              National Outdoor Leadership
                              School and Phoenix House. A
                              Director of VIMRx
                              Pharmaceuticals, Inc. and
                              Innovir Laboratories, Inc.
 James Grosfeld               Consultant/Investor.                       0
 20500 Civic Center Drive     Director of BAI and Copart,
 Suite 3000                   Inc. (retail automobile).
 Southfield, MI 48076         Formerly Chairman of the
 Age: 61                      Board and Chief Executive
                              Officer of Pulte Corporation
                              (homebuilding and mortgage
                              banking and finance) from
                              May 1974-April 1990.
 James Clayburn LaForce, Jr.  Dean Emeritus of The John E.               0
 P.O. Box 1595                Anderson Graduate School of
 Pauma Valley, CA 92061       Management, University of
 Age: 70                      California since July 1,
                              1993. Director, Eli Lilly
                              and Company
                              (pharmaceuticals), Imperial
                              Credit Industries (mortgage
                              banking), Jacobs Engineering
                              Group, Inc., Rockwell
                              International Corporation,
                              Payden & Rygel Investment
                              Trust (mutual fund),
                              Provident Investment Counsel
                              Funds (investment
                              companies), Timken Company
                              (roller bearing and steel)
                              and Motor Cargo Industries
                              (transportation). Acting
                              Dean of The School of
                              Business, Hong Kong
                              University of Science and
                              Technology 1990-1993. From
                              1978 to September 1993, Dean
                              of The John E. Anderson
                              Graduate School of
                              Management, University of
                              California.
 Walter F. Mondale            Partner, Dorsey & Whitney, a               0
 220 South Sixth Street       law firm (December 1996-
 Minneapolis, MN 55402        present, September 1987-
 Age: 71                      August 1993). Formerly, U.S.
                              Ambassador to Japan (1993-
                              1996). Formerly Vice
                              President of the United
                              States, U.S. Senator and
                              Attorney General of the
                              State of Minnesota. 1984
                              Democratic Nominee for
                              President of the United
                              States.

                                                                       % of
                             Principal Occupations or        Shares   Shares
     Name and Age           Employment in Past 5 Years       Owned  Outstanding
     ------------           --------------------------       ------ -----------
 Ralph L. Schlosstein* President of BlackRock Financial                  0
 Age: 48               Management, the Investment Adviser.
                       Formerly, a Managing Director of
                       Lehman Brothers, Inc. and co-head
                       of its Mortgage and Savings
                       Institutional Group. Currently,
                       President of each of BlackRock's
                       Trusts. Trustee of Denison
                       University and New Visions for
                       Public Education in New York City.
                       A Director of the Pulte Corporation
                       and a member of the Visiting Board
                       of Overseers of the John F. Kennedy
                       School of Government at Harvard
                       University.

--------
(1) Less than 1%.

All Trustees and officers as a group owned less than 1% of the shares of BRF and RFA as of February 26, 1999. Each of BRF and RFA has an executive committee composed of Messrs. Fink and Schlosstein.

Neither of BRF nor RFA has a compensation or nominating committee of the Board of Trustees, or committees performing similar functions. BRF and RFA have an audit committee composed of all the Trustees who are not interested persons of BRF or RFA or the Investment Adviser which is charged with recommending a firm of independent accountants to BRF or RFA and reviewing accounting matters with the accountants. With respect to BRF there was one meeting of the audit committee held between January 1, 1998 and December 31, 1998. With respect to RFA, there were two meetings of the audit committee held between November 1, 1997 and October 31, 1998. With respect to BRF and RFA, all members attended at least 75% of the meetings.

Four meetings of the Board of Trustees of RFA were held between November 1, 1997 and October 31, 1998. Four meetings of the Board of Trustees of BRF were held between January 1, 1998 and December 31, 1998. With respect to BRF and RFA, all Trustees attended at least 75% of the meetings.

In addition to Messrs. Fink and Schlosstein, all the executive officers hold the same position with BRF and RFA.

    Name and Age        Title       Other Principal Occupations in Past 5 Years
    ------------        -----       -------------------------------------------
 Keith T. Anderson  Vice President Managing Director of the Investment Adviser.
 Age: 39                           From February 1987 to April 1988, Vice
                                   President at The First Boston Corporation in
                                   the Fixed Income Research Department.
                                   Previously Vice President and Senior
                                   Portfolio Manager at Criterion Investment
                                   Management Company (now Nicholas-Applegate).
 Henry Gabbay       Treasurer      Managing Director of the Investment Adviser.
 Age: 51                           From September 1984 to February 1989, Vice
                                   President at The First Boston Corporation.
 Michael C. Huebsch Vice President Managing Director of the Investment Adviser.
 Age: 40                           From July 1985 to January 1989, Vice
                                   President at The First Boston Corporation in
                                   the Fixed Income Research Department.
 Robert S. Kapito   Vice President Managing Director and Vice Chairman of the
 Age: 42                           Investment Adviser. From December 1985 to
                                   March 1988, Vice President at The First
                                   Boston Corporation in the Mortgage Products
                                   Group.
 Kevin Klingert     Vice President Managing Director of the Investment Adviser.
 Age: 36                           From March 1985 to October 1991, Assistant
                                   Vice President at Merrill Lynch, Pierce,
                                   Fenner & Smith in the Unit Investment Trust
                                   Department.

                                         Other Principal Occupations in Past 5
    Name and Age           Title                         Years
    ------------           -----         -------------------------------------
 James Kong         Assistant Treasurer Managing Director of the Investment
 Age: 38                                Adviser. From April 1987 to April 1989,
                                        Assistant Vice President at The First
                                        Boston Corporation in the CMO-ABO
                                        Administration Department. Previously
                                        affiliated with Deloitte, Haskins &
                                        Sells (now Deloitte & Touche LLP).
 Karen H. Sabath    Secretary           Managing Director of the Investment
 Age: 33                                Adviser. From June 1986 to July 1988,
                                        Associate at The First Boston
                                        Corporation in the Mortgage Finance
                                        Department. From August 1988 to
                                        December 1992, Associate/Vice President
                                        of the Investment Adviser.
 Richard Shea, Esq. Vice President/Tax  Director of the Investment Adviser.
 Age: 39                                From December 1988 to February 1993,
                                        Associate Vice President and Tax
                                        Counsel at Prudential Securities, Inc.
                                        From August 1984 to December 1988,
                                        Senior Tax Specialist at Laventhol &
                                        Horwath.

Officers of RFA and BRF are elected by, and serve at the pleasure of, the Board of Trustees of BRF. Officers receive no remuneration from each issuer for their services in such capacities.

The Investment Adviser. The Investment Adviser to BRF and RFA is BlackRock Financial Management, Inc. The Investment Adviser is responsible for the investment strategy of BRF and RFA and focuses on investments in Florida Municipal Obligations. The Investment Adviser also provides portfolio administration and other administrative services to BRF and RFA. The Investment Adviser is located at 345 Park Avenue, New York, New York 10154. The investment professionals of the Investment Adviser who are responsible for investment management are described below.

The Investment Adviser provides fixed income, liquidity, equity, alternative investment, and risk management products for clients worldwide. The Investment Adviser manages $80 billion in various fixed income sectors, including $10 billion in municipal securities. The Investment Adviser also manages approximately $44 billion in cash or other short term, highly liquid investments, including $4.4 billion in short term municipal securities. The Investment Adviser has $62 billion in mutual fund assets under management, including two open-end mutual fund families, BlackRock Funds and Provident Institutional Funds, 21 publicly traded closed-end funds (including BRF and RFA) and several short-term investment funds. Among these products, the Investment Adviser manages 11 closed-end, 6 open-end and 6 money market municipal funds. In addition to asset management services, the Investment Adviser has become a significant provider of risk management and advisory services that combine its capital markets expertise with the firm's proprietary risk management systems and technology.

Investment Philosophy. The Investment Adviser's investment decision-making process for the municipal bond sector is subject to the same discipline, oversight and investment philosophy that the firm applies to all other sectors of the fixed income market.

The Investment Adviser uses a relative value strategy that determines the trade-off between risk and return to achieve BRF's and RFA's investment objectives. This strategy is combined with disciplined risk control techniques and applied in every sector, sub-sector and individual security selection decision. The Investment Adviser's extensive personnel and technology resources are the key drivers of the investment philosophy.

The Investment Adviser's Municipal Bond Team. The Investment Adviser uses a team approach to managing municipal portfolios. The Investment Adviser believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals.

The Investment Adviser's municipal bond team includes two portfolio managers and six credit research analysts. The team is lead by Kevin Klingert, a Managing Director and portfolio manager at the Investment Adviser. Mr. Klingert has over 15 years of experience in the municipal market. Prior to joining the Investment Adviser in 1991, Mr. Klingert was an Assistant Vice President in the Unit Investment Trust Department at Merrill Lynch, Pierce, Fenner & Smith. Mr. Klingert joined Merrill Lynch in 1985 and was responsible for investing over $1 billion annually for municipal UITs and for supervising over $21 billion of existing municipal UITs. The portfolio management team also includes Craig Kasap, Associate.

The Investment Adviser's municipal bond portfolio managers are responsible for 25 municipal bond portfolios, valued at approximately $5.5 billion, plus an additional $2.5 billion in municipal bonds held across portfolios with broader investment mandates. The team is responsible for portfolios with a variety of investment objectives and constraints, including national funds, state-specific funds, and portfolios with various indices. Currently, the team manages 11 closed-end municipal funds with over $2 billion in assets, including BRF and RFA.

The Investment Adviser's Investment Process. The Investment Adviser has in-depth expertise in all sectors of the fixed income market. The Investment Adviser applies the same risk-controlled, active sector rotation style to the management process for all of its fixed income portfolios. The Investment Adviser is unique in its integration of taxable and municipal bond specialists. Both taxable and municipal bond portfolio managers share the same trading floor and interact frequently for determining the firm's overall investment strategy. This interaction allows each portfolio manager to leverage the combined experience and expertise of the entire portfolio management group at the Investment Adviser.

The Investment Adviser's portfolio management process emphasizes research and analysis of specific sectors and securities, not interest rate speculation. The Investment Adviser believes that market-timing strategies can be highly volatile and potentially produce inconsistent results. Instead, the Investment Adviser thinks that value over the long-term is best achieved through a risk-controlled approach, focusing on sector allocation, security selection and yield curve management.

In the municipal market, the Investment Adviser believes one of the most important determinants of value is supply and demand. The Investment Adviser's ability to monitor investor flows and frequency and seasonality of issuance is helpful in anticipating which sectors will be most heavily impacted by the supply/demand equation. The breadth and expertise of its municipal bond team allows it to anticipate issuance flows, forecast which sectors will have the most supply and plan its investment strategy accordingly.

The Investment Adviser also believes that over the long-term, intense credit analysis will add substantial incremental value and avoid significant relative performance impairments. The municipal credit team is led by Susan Heide, Ph.D., who has been with the Investment Adviser since 1993 and is a managing director responsible for our municipal credit research. She co-heads the Credit Committee and Credit Research, and is assisted by five municipal research analysts. The group averages 10 years of experience in municipal credit research.

Given the nature of the municipal market (whereby supply is largely dependent on new issues, as well as the secondary market; and each deal may be somewhat unique), the credit analysts research potential new issues and closely monitor our existing holdings. Diversification of sectors, issuers, geographic regions and security structures is stressed. Communication and interaction with credit resources throughout the Investment Adviser are facilitated in formal investment strategy meetings and encouraged informally as well.

The Investment Adviser's approach to credit risk incorporates a combination of sector-based top-down macro-analysis of industry sectors to determine relative weightings with a name-specific bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. The Investment Adviser's analytic process focuses on anticipating change in credit trends before market recognition. Credit research is a critical, independent element of our municipal process.

The Investment Adviser is a wholly-owned corporate subsidiary of BlackRock Advisors Inc., an indirect majority-owned subsidiary of PNC Bank N.A. ("PNC"), and is a global asset management firm with assets of $142 billion under management and over 600 employees. The Investment Adviser currently is owned 80% by PNC and 20% by its senior professionals.

The Investment Adviser has advised BRF and RFA that it is not aware of any financial condition that would be reasonably likely to impair the financial ability of the Investment Adviser to fulfill its commitments to BRF under the investment advisory agreements of BRF or RFA.

As of February 26, 1999, none of BRF or RFA was aware of any beneficial or record owner of 5% or more of any class of shares of BRF or RFA.

                       ADDITIONAL INFORMATION ABOUT RFA

RFA is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith it files reports, proxy materials and other information with the SEC. Reports and other information filed by RFA can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

Information included in this Combined Proxy Statement/Prospectus concerning RFA was provided by RFA.

                       ADDITIONAL INFORMATION ABOUT BRF

Reports and other information filed by BRF can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the offices of BlackRock listed above. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

Information included in this Combined Proxy Statement/Prospectus concerning BRF was provided by BRF.

                             FINANCIAL STATEMENTS

The financial highlights included herein and the financial statements included in the Statement of Additional Information, which is incorporated herein by reference, with respect to RFA for the annual period ended October 31, 1998 have been audited by Deloitte & Touche LLP to the extent indicated in their reports thereon and have been included herein or incorporated herein by reference in reliance upon such reports given the authority of such firm in accounting and auditing.

The financial highlights included herein and the financial statements included in the Statement of Additional Information, which is incorporated herein by reference, with respect to BRF for the annual period ended December 31, 1998, have been audited by Deloitte & Touche LLP to the extent indicated in its reports thereon and have been included herein or incorporated herein by reference in reliance upon such reports given the authority of such firm in accounting and auditing.

The pro forma financial information included herein or incorporated herein by reference has not been audited.

                                 LEGAL MATTERS

Certain legal matters in connection with the shares of RFA Common and RFA Preferred to be issued pursuant to the Reorganization will be passed upon by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York ("Skadden Arps"). Skadden Arps will rely as to certain matters of Maryland law on the opinion of Miles & Stockbridge, Baltimore, Maryland.

                                OTHER BUSINESS

The Boards of Trustees of BRF and RFA knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                      STATEMENT OF ADDITIONAL INFORMATION

RFA has filed with the SEC a Statement of Additional Information, dated     ,
1999, relating to this Combined Proxy Statement/Prospectus and which is incorporated herein by reference. The Table of Contents of the Statement of Additional Information is set forth below:

                      Statement of Additional Information
                               Table of Contents

                                                                           Page
                                                                           ----
Audited Financial Statements for RFA for the annual period ended October
 31, 1998................................................................
Unaudited Financial Statements for RFA for the six-month period ended
 April 30, 1999..........................................................
Audited Financial Statements for BRF for the annual period ended December
 31, 1998................................................................
Annex A: Description of Credit Ratings for Municipal Obligations.........
Annex B: Description of Florida Municipal Securities.....................

RFA and BRF will provide, without charge, upon the written or oral request of any person to whom this Combined Proxy Statement/Prospectus is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Combined Proxy Statement/Prospectus is a part.

                             SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to BRF and RFA in writing at the appropriate address on the cover page of this Combined Proxy
Statement/Prospectus or by telephoning BRF at 1-800-227-7BFM (7236).

                                     * * *

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY OR PROXIES AND RETURN IT OR THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ALSO MAY RETURN PROXIES BY TELEFAX OR VOTE BY TELEPHONE.

BRF AND RFA WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS 1998 ANNUAL SHAREHOLDERS REPORT AND ITS MOST RECENT SEMI-ANNUAL SHAREHOLDERS REPORT TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO 345 PARK AVENUE, NEW YORK, NEW YORK 10154 OR BY TELEPHONE AT 1-800-227-7BFM (7236).

             UNAUDITED PRO FORMA FINANCIAL STATEMENTS FOR RFA(/1/)

                           PORTFOLIO OF INVESTMENTS
                            (As of April 30, 1999)

         Principal
          Amount                                       Option Call     Value
 Rating*   (000)    Description(a)                     Provisions+    (Note 1)
 ------- ---------  --------------                    -------------- ----------
                    LONG-TERM INVESTMENTS--145.7%
                    Florida--143.0%
                    Altamonte Springs Wtr. & Swr.
                    Sys. Rev., 6.00%, 10/01/08,
 AAA       1,500    FGIC...........................   10/02 at 102    1,617,285
                    Boynton Beach Util. Sys. Rev.,
                    FGIC,
 AAA         170     6.25%, 11/01/20...............     No Opt. Call    194,162
 AAA         830     6.25%, 11/01/20...............     11/02 at 102    901,015
                    Brevard Cnty. Hlth. Fac.,
                    Holmes Regl. Med. Ctr., 5.75%,
 A1        1,000    10/01/13.......................     10/03 at 102  1,042,160
                    Brevard Cnty. Sch. Brd.,
                    C.O.P., Ser. A, 6.375%,
 AAA      10,000    7/01/02, AMBAC.................              N/A 10,980,000
                    Brevard Cnty. Sch. Brd. C.O.P.,
 AAA       1,000    Ser. B, 5.50%, 7/01/21, AMBAC..      7/06 at 102  1,037,280
                    Canaveral Port Auth. Impvt.
                    Rev., FGIC,
 AAA       2,980     6.00%, 6/01/07................      6/02 at 102  3,197,093
 AAA       3,155     6.00%, 6/01/08................      6/02 at 102  3,384,842
                    Collier Cnty. Sch. Brd. C.O.P.,
 AAA       1,000    5.00%, 2/15/16, FSA............      2/06 at 101    999,950
                    Dade Cnty., G.O.,
 AAA       2,000     Zero Coupon, 10/01/08, AMBAC..     No Opt. Call  1,327,139
                    Dade Cnty. Aviation Rev.,
                     Ser. A, 6.00%, 10/01/08,
 AAA       1,000    AMBAC..........................     10/05 at 102  1,113,010
                     Miami Int'l Arpt., Ser. C,
 AAA       1,000    5.75%, 10/01/25, MBIA..........     10/05 at 102  1,073,930
                    Dade Cnty. Gtd. Entitlement
                    Rev., Ser. A, Zero Coupon,
 AAA       5,000    2/01/08, MBIA..................   2/06 at 92.852  3,391,500
                    Dade Cnty. Sch. Brd., C.O.P.,
                    Ser. A, MBIA,
 AAA       2,000++   5.75%, 5/01/04................              N/A  2,184,660
 AAA       3,465++   5.75%, 5/01/04................              N/A  3,784,924
                    Dade Cnty. Sch. Brd., C.O.P.,
                    Ser. A, 6.00%, 5/01/04,
 AAA       1,000++  MBIA++.........................              N/A  1,103,570
                    Dade Cnty. Sch. Dist. Rev.,
 AAA       2,500++  6.125%, 8/01/01, FGIC..........              N/A  2,635,550
                    Dade Cnty. Spl. Oblig., Ser. B,
                    Zero Coupon, 10/01/08,
 AAA       1,000++  AMBAC++........................              N/A    476,090
                    Daytona Beach Wtr. & Swr. Rev.,
 AAA       2,500    6.00%, 11/15/09, AMBAC.........     11/02 at 102  2,699,550
                    Duval Cnty. Sch. Dist., G.O.,
                    AMBAC,
 AAA       3,015     6.30%, 8/01/06................      8/02 at 102  3,251,617
 AAA       9,000     6.30%, 8/01/07................      8/02 at 102  9,677,880
                    Escambia Cnty. Utils. Auth.
                    Sys. Rev., FGIC,
 AAA       2,450++   Ser. A, 6.10%, 1/01/03........              N/A  2,686,719

         Principal
          Amount                                        Option Call    Value
 Rating*   (000)    Description(a)                      Provisions+   (Note 1)
 ------- ---------  --------------                      ------------ ----------
 AAA       1,595     Ser. B, 6.125%, 1/01/09.........   No Opt. Call  1,816,880
                    First Florida Gov. Fin. Comn.
                     Rev., Gainsville, Hollywood &
                     St. Petersburg,
 AAA       1,000     5.75%, 7/01/16, AMBAC...........    7/06 at 101  1,079,790
                    Florida Hsg. Fin. Agcy., Sngl.
                    Fam. Mtge., Ser. A, 6.25%,
 AAA         740    7/01/11, GNMA....................    7/04 at 102    783,112
                    Florida St. Brd. of Ed., Ser. C,
 AA+       1,000    5.85%, 6/01/18...................    6/03 at 101  1,084,820
                    Florida St. Brd. of Ed. Wtr. &
                    Swr. Sys. Rev., Pub. Ed., 6.125%,
 AAA       8,255    6/01/08, FGIC....................    6/02 at 101  8,803,050
                    Florida St. Brd. of Ed., Pub.
 AA+       1,000    Ed., Ser. B, 5.875%, 6/01/24.....    6/05 at 101  1,092,070
                    Florida St. Dept. of Corrections,
                    C.O.P., Okeechobee Correctional
 AAA         500    Fac., 6.25%, 3/01/15, AMBAC......    3/05 at 102    556,890
                    Florida St. Dept. of Trans.,
 AA+       1,000    5.80%, 7/01/21...................    7/05 at 101  1,100,530
                    Florida St. Div. Bd. Fin. Dept.
                    Rev., Nat. Res. & Pres., Ser.
 AAA       2,500++  2000-A, 6.75%, 7/01/01, AMBAC....            N/A  2,709,150
                    Florida St. Div. Bd. Fin. Dept.
                    Rev. Dept., Nat. Res. &Pres.,
                    Ser. 2000-A, MBIA,
 AAA       3,500++   6.25%, 7/01/02..................            N/A  3,798,865
 AAA      11,000++   6.25%, 7/01/02..................            N/A 11,939,290
                    Florida St. Div. of Bond Fin.
                     Dept., Gen. Svcs. Rev., Dept. of
                     Environ. Preservation,
 AAA       1,000     Ser. A, 5.75%, 7/01/11, AMBAC...    7/05 at 101  1,082,380
                    Greater Orlando Aviation Auth.,
                    Arpt. Fac. Rev., Ser. D, 6.20%,
 AAA       3,000    10/01/08, AMBAC..................   10/02 at 102  3,253,470
                    Hillsborough Cnty.,
                     Cap. Impvt., 6.25%, 8/01/04,
 AAA       2,630++  FGIC.............................            N/A  2,944,259
                     Cap. Impvt., 6.60%, 8/01/04,
 AAA       1,500++  FGIC.............................            N/A  1,703,895
                     Tampa Intl. Arpt. Aviation Rev.,
 AAA      10,000    Ser. A, 5.75%, 10/01/11, AMBAC...   10/99 at 104 10,484,500
                    Hillsborough Cnty. Sch. Brd.,
 AAA       5,000    C.O.P., 5.875%, 7/01/04, MBIA....            N/A  5,543,800
                    Indian Trace Cmnty. Dev. Dist.,
                    Wtr. Mgmt. Spec. Benefit, Ser. A,
                    MBIA,
 AAA       3,000     5.625%, 5/01/08.................    5/05 at 102  3,263,970
 AAA       2,910     5.75%, 5/01/09..................    5/05 at 102  3,167,331
                    Jacksonville, G.O., Ser. A,
 AAA       5,000    5.50%, 10/01/12, AMBAC...........   10/02 at 102  5,256,550
                       Jacksonville Elec. Auth. Rev.,
 AAA       4,000    5.75%, 10/01/12, AMBAC...........   10/02 at 102  4,234,600
                       Jacksonville Cap. Impvt. Rev.,
                             Gator Bowl Proj., 5.50%,
 AAA       1,000    10/01/14, AMBAC..................   10/04 at 101  1,055,060
                      Lakeland Elec. & Wtr. Rev., Jr.
                       Sub. Lien, , 5.875%, 10/01/08,
 AAA       2,000    FGIC.............................   No Opt. Call  2,252,180
                    Lakeland Florida Hosp. Sys. Rev.,
                    Regl. Med. Care Ctr.Proj., Ser.
                    B, FGIC,
 AAA       6,605++   6.10%, 11/15/02.................            N/A  7,249,978
 AAA       3,245     6.10%, 11/15/08.................   11/02 at 102  3,515,698
                      Lakeland Wastewtr. Impvt. Rev.,
 AAA       1,100    5.50%, 10/01/08, MBIA............   10/02 at 102  1,166,880
                      Lee Cnty., G.O., Ser. A, 7.30%,
 AAA       4,750    10/01/07, MBIA...................   10/99 at 102  4,915,965
                        Lee Cnty. Arpt. Rev., Ser. A,
 AAA       4,500    5.50%, 10/01/10, AMBAC...........   10/02 at 100  4,660,515
                       Lee Cnty. Local Option Gas Tax
 AAA       1,650++  Rev., 5.50%, 10/01/99, MBIA......            N/A  1,665,081

         Principal
          Amount                                       Option Call     Value
 Rating*   (000)    Description(a)                     Provisions+   (Note 1)
 ------- ---------  --------------                     ------------ -----------
                         Lee Cnty. Trans. Fac. Rev.,
 AAA       1,000    5.75%, 10/01/22, MBIA...........   10/05 at 102   1,068,050
                      Marion Cnty. Hosp. Dist. Rev.,
                      Munroe Regl. Med. Ctr., 6.20%,
 AAA       1,000    10/01/07, FGIC..................   10/02 at 102   1,082,820
                    Melbourne Wtr. & Swr. Rev., Ser.
 AAA       3,750    C, 6.25%, 10/01/08, FGIC........   10/02 at 102   4,072,725
                    Miami, G.O., FGIC,
 AAA       1,345     5.90%, 12/01/08................   No Opt. Call   1,520,832
 AAA       1,000     6.00%, 12/01/09................   No Opt. Call   1,141,010
 AAA      11,000    Miami Beach Hlth. Facs. Auth.
                    Hosp. Rev., Mt. Sinai Med. Ctr.
                     Proj., 6.25%, 11/15/08, FSA....   11/02 at 102  11,971,300
                          Orange Cnty. Pub. Svc.Tax,
 AAA       1,000    5.70%, 10/01/08, FGIC...........   10/05 at 102   1,096,330
                     Orange Cnty. Tourist Devel. Tax
                      Rev., Ser. A, 5.85%, 10/01/08,
 AAA       1,500    MBIA............................   No Opt. Call   1,686,255
                      Orlando & Orange Cnty. Expwy.,
 A-        1,000    5.95%, 7/01/23..................    7/01 at 102   1,024,120
                         Orlando Utils. Comn. Wtr. &
                          Elec. Rev., Ser. D, 5.50%,
 Aa2       1,000    10/01/20........................   10/99 at 100   1,002,320
                          Osceola Cnty. Trans. Rev.,
                         Osceola Pkwy. Proj., 5.95%,
 AAA       2,000    4/01/08, MBIA...................    4/02 at 102   2,134,700
                    Palm Bay Util. Rev., Ser. B,
                    MBIA,
 AAA       1,505++   6.10%, 10/01/02................            N/A   1,648,126
 AAA       1,595++   6.10%, 10/01/02................            N/A   1,746,684
                     Pasco Cnty. Solid Waste Disp. &
                         Res. Rec. Sys. Rev., 6.00%,
 AAA       7,085    4/01/09, FGIC...................    4/02 at 102   7,579,887
                     Pasco Cnty. Wtr. & Swr. Rev., ,
 AAA      11,000    Ser. A, 6.00%, 10/01/09, FGIC...   10/02 at 102  11,856,460
                    Seminole Cnty. Sch. Brd.,
                    C.O.P., Ser. A,
 AAA       1,000++   5.90%, 7/01/04, MBIA...........            N/A   1,109,910
 AAA       1,000++   6.125%, 7/01/04, MBIA..........            N/A   1,120,330
                    Seminole Cnty. Wtr. & Swr. Rev.,
 AAA       2,000    6.00%, 10/01/09, MBIA...........   No Opt. Call   2,274,820
                    Sunrise Florida Util. Sys. Rev.,
 AAA       1,000++  Ser. A, 5.75%, 10/01/06, AMBAC..            N/A   1,109,800
                    Tampa Florida Wtr. & Swr. Rev.,
                    Ser. A, FGIC,
 AAA       1,405++   6.25%, 10/01/02................            N/A   1,532,883
 AAA       1,095     6.25%, 10/01/12................    10/02 @ 101   1,176,435
                        Volusia Cnty. Ed. Fac. Auth.
 Baa2      1,000    Rev., 6.125%, 10/15/16..........   10/06 at 102   1,077,880
 AAA       4,065    Volusia Cnty. Edl. Fac. Auth.
                    Rev., Embry-Riddle Aeronautical
                    Univ., 6.50%, 10/15/08,  CONNIE
                    LEE.............................   10/02 at 102   4,450,118
                                                                    -----------
                                                                    225,424,280
                                                                    -----------
                    Puerto Rico--2.7%
                    Puerto Rico Elec. Pwr. Auth.
                    Rev.,
 BBB+      1,000++   Ser. T, 6.375%, 7/01/04 .......            N/A   1,131,910
 BBB+      1,000     Ser. U, 6.00%, 7/01/14.........    7/04 at 102   1,097,980

         Principal
          Amount                                      Option Call     Value
 Rating*   (000)   Description(a)                     Provisions+   (Note 1)
 ------- --------- --------------                    ------------- -----------
                   Puerto Rico Pub. Bldg. Auth.,
                   Gtd. Pub. Ed. & Hlth. Fac.,
                   Ser. M,
 A         1,000    5.50%, 7/01/21................   7/03 at 101.5   1,032,380
 A         1,000    5.75%, 7/01/15................   7/03 at 101.5   1,050,650
                                                                   -----------
                                                                     4,312,920
                                                                   -----------
                       Total Long-Term Investments
                   (cost $209,421,455)............                 229,737,200
                                                                   -----------
                   SHORT-TERM INVESTMENTS**--0.9%
                     Perry Cnty. P.C.R., F.R.D.D.,
 P1        1,400   4.25%, 3/01/02.................             N/A   1,400,000
                   (cost $1,400,000)..............                   1,400,000
                                                                   -----------
                   Total Investments 146.6% (cost
                   $210,821,455)..................                 231,137,200
                         Assets in excess of other
                   liabilities--(14.8%) ..........                  23,259,149
                    Liquidation value of preferred
                   stock--(61.3%).................                 (96,750,000)
                                                                   -----------
                   Net Assets Applicable to Common
                   Shareholders--100%.............                 157,646,349
                                                                   ===========

----
(a) The following abbreviations are used in portfolio descriptions:

  AMBAC--American Municipal Bond Assurance Corporation
  BIGI--Bond Investors Guaranty Insurance Company
  CGIC--Capital Guaranteed Insurance Company
  C.O.P.--Certificate of Participation
  CONNIE LEE--College Construction Loan Insurance Association
  FHA--Federal Housing Administration
  FNMA--Federal National Mortgage Association
  FGIC--Financial Guaranty Insurance Company
  FSA--Financial Security Assurance
  F.R.D.D.--Floating Rate Daily Demand**
  F.R.W.D--Floating Rate Weekly Demand**
  G.O.--General Obligation Bond
  MBIA--Municipal Bond Insurance Association
  PSFG--Permanent School Fund Guaranty

 * Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating. ** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 + Option call provisions: Date (month/year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
++  This bond is prefunded. See Glossary for definition.

                      STATEMENT OF ASSETS AND LIABILITIES

The following table sets forth, as of April 30, 1999, (i) the Statement of Assets and Liabilities of BRF; (ii) the Statement of Assets and Liabilities of RFA; and (iii) the pro forma Statement of Assets and Liabilities of RFA as adjusted to give effect to the Reorganization. The Statement of Assets and Liabilities of BRF and RFA is likely to be different at the Closing as a result of the effects of BRF's and RFA's ongoing operations.

Pro Forma
Statements of Assets and
Liabilities                                           Pro Forma
April 30, 1999 (Unaudited)      RFA         BRF      Adjustments            Pro Forma
--------------------------  ----------- ------------ -----------           ------------
Assets
Investments, at value
(cost $22,837,085,
$187,984,369 and
$210,821,454
respectively).............  $25,378,229 $205,758,971                       $231,137,200
Cash......................      423,483       39,730                            463,213
Receivable for shares
sold......................                            22,250,000 (3)         22,250,000
Interest receivable.......      367,340    2,855,732                          3,223,072
Other assets..............            0        8,561                              8,561
                            ----------- ------------ -----------           ------------
                             26,169,052  208,662,994  22,250,000            257,082,046
                            ----------- ------------ -----------           ------------
Liabilities
Payable for investments
purchased.................
Dividends payable-common
shares....................            0            0   1,969,872 (1)          1,969,872
Preferred share issuance
cost payable..............                               344,311 (4)            344,311
Reorganization cost
payable...................                               147,895 (2)            147,885
Investment advisory fee
payable...................        7,542       60,433                             67,975
Administration fee
payable...................        2,155       17,267                             19,422
Dividends payable-
preferred shares..........          745        5,985                              6,730
Other accrued expenses....       37,300       92,202                            129,502
                            ----------- ------------ -----------           ------------
                                 47,742      175,887   2,462,068              2,685,697
                            ----------- ------------ -----------           ------------
Net Investment Assets.....  $26,121,310 $208,487,107 $19,787,932           $254,396,349
                            =========== ============ ===========           ============
Net investment assets were
comprised of Common
Shares:
  Par value...............  $    11,271 $     87,071       2,806 (5)       $    101,148
  Paid-in capital in
  excess of par...........   15,585,445  120,907,481    (495,002)(5)(4)(2)  135,997,924
Preferred shares..........    8,500,000   66,000,000  22,250,000 (1)         96,750,000
                            ----------- ------------ -----------           ------------
                             24,096,746  186,994,552  21,757,804            232,849,072

                                                       (continued on next page)

Pro Forma
Statements of Assets and
Liabilities
April 30, 1999                                        Pro Forma
(Unaudited)                   RFA          BRF       Adjustments      Pro Forma
------------------------  -----------  ------------  -----------     ------------
Undistributed net
 investment income......      181,209     3,930,580   (1,969,872)(1)    2,141,917
Accumulated net realized
 loss...................     (697,759)     (212,627)                     (910,386)
Net unrealized
 appreciation...........    2,541,144    17,774,602                    20,315,746
                          -----------  ------------  -----------     ------------
Net investment assets,
 April 30, 1999.........  $26,121,310  $208,487,107  $19,787,932     $254,396,349
                          ===========  ============  ===========     ============
Net assets applicable to
 common shareholders....  $17,621,310  $142,487,107                  $157,646,349
                          ===========  ============                  ============
Net Asset value per
 common share...........  $     15.63  $      16.36                  $      15.59
                          ===========  ============                  ============
COMMON SHARES
 OUTSTANDING............    1,127,093     8,707,093                    10,114,847
Adjustment 1 Special
 Dividend...............                  1,964,872                     1,969,872
Adjustment 2
 Reorganization Cost....       16,479       131,406                       147,885
Adjustment 3 New
 Preferred Issuance.....                                               22,250,000
Adjustment 4 Preferred
 Issuance Cost..........                                                  344,311
Adjustment 5 Reclass
 Between Par Value And
Paid-In Capital In
 Excess Of Par..........                                   2,806            2,806

------------------
/1/Assumes that the Reorganization is consummated.

                            STATEMENT OF OPERATIONS

The following table sets forth for the six months ended April 30, 1999 and for the year ended October 31, 1998, the statement of operations for BRF and the pro forma statement of operations as adjusted to give effect to the Reorganization.

Pro Forma
Statement of Operations
For the Six months ended                                 Pro Forma    Pro Forma
April 30, 1999 (Unaudited)          RFA         BRF     Adjustments*  Combined
--------------------------       ---------- ----------- ------------ -----------
Net Investment Income
Income
  Interest and discount earned.. $1,405,985 $11,566,596   $      0   $12,972,581
                                 ---------- -----------   --------   -----------
Expenses........................
  Investment advisory...........     89,817     729,928          0       819,745
  Administration................     25,662     208,551          0       234,213
  Auction agent.................     21,000     178,000     (4,000)      195,000
  Custodian.....................      3,000      58,000          0        61,000
  Reports to shareholders.......     22,500      45,500    (15,000)       53,000
  Trustees......................     14,000      33,656     36,344        84,000
  Audit.........................      7,000      29,500     (3,500)       33,000
  Transfer agent................     10,000      16,500          0        26,500
  Legal.........................      5,500       6,500     (2,000)       10,000
  Miscellaneous.................     28,978      66,452    (23,978)       71,452
                                 ---------- -----------   --------   -----------
  Total expenses................    227,457   1,372,587    (12,134)    1,587,910
                                 ---------- -----------   --------   -----------
Net investment income...........  1,178,528  10,194,009    (12,134)   11,384,671
                                 ---------- -----------   --------   -----------
Realized and Unrealized Gain
(Loss) on Investments
Net realized gain (loss) on
investments.....................          0          19          0            19
Net change in unrealized
appreciation on investments.....    912,460   2,500,808          0     3,413,268
                                 ---------- -----------   --------   -----------
Net gain on investments.........    912,460   2,500,827          0     3,413,287
                                 ---------- -----------   --------   -----------
Net Increase in Net Investment
Assets
Resulting from Operations ...... $2,090,988 $12,694,936   $      0   $14,797,958
                                 ========== ===========   ========   ===========

----
* Adjustments to reflect anticipated expenses based on historical information and Pro Forma Combined Net Assets.

                                                          Continued on next page

Pro Forma
Statement of Operations
For the Year ended                                    Pro Forma    Pro Forma
October 31, 1998 (Unaudited)    RFA         BRF      Adjustments*  Combined
----------------------------  --------  -----------  ------------ -----------
Net Investment Income
Income
  Interest and discount
   earned.................... $700,074  $11,566,596    $     0    $12,266,670
                              --------  -----------    -------    -----------
Expenses.....................
  Investment advisory........   45,538      364,495          0        410,033
  Administration.............   13,011      104,141          0        117,152
  Auction agent..............    7,000       89,000     (2,000)        94,000
  Custodian..................    2,000       29,000          0         31,000
  Reports to shareholders....   10,500       22,750     (6,750)        26,500
  Trustees...................    5,000       16,828     20,172         42,000
  Audit......................    3,500       14,750     (1,750)        16,500
  Transfer agent.............    5,000        8,250          0         13,250
  Legal......................    2,000        3,250       (250)         5,000
  Miscellaneous..............    2,136       33,226        364         35,726
                              --------  -----------    -------    -----------
  Total expenses.............   95,685      685,690      9,786        791,161
                              --------  -----------    -------    -----------
Net investment income........  604,389   10,880,906      9,786     11,475,509
                              --------  -----------    -------    -----------
Realized and Unrealized Gain
 (Loss) on Investments
Net realized gain (loss) on
 investments.................  (85,962)  (1,916,567)         0     (2,002,529)
Net Increase in Net
 Investment Assets
 Resulting from Operations .. $518,427  $ 8,964,339    $     0    $ 9,472,980
                              ========  ===========    =======    ===========

-----
* Adjustments to reflect anticipated expenses based on historical information and Pro Forma Combined Net Assets.

                    CERTAIN PRO FORMA FINANCIAL INFORMATION

The following tables present other pro-forma financial information for the periods indicated as adjusted to give effect to the potential Reorganization.

                           Pro-forma       Pro-forma             Pro-forma
Period                   Total Returns Average Net Assets Operating Expense Ratios
------                   ------------- ------------------ ------------------------
Six months ended April
30, 1999................     2.66%          $161,173               0.99%*
Year ended October 31,
1998....................    21.30%           159,539               1.00%
Year ended October 31,
1997....................    16.87%           154,385               1.00%
Year ended October 31,
1996....................     4.50%           151,841               1.01%

----
* annualized

                      COMPARATIVE PERFORMANCE INFORMATION

Comparative investment performance for RFA and BRF for certain periods ended April 30, 1999 are shown below.

                                           Average Annual         Average Annual
                                          Total Investment         Total Return
                                          Return on Market         On Net Asset
                                                Value                 Value
                                         ----------------------  ------------------
                                          1     3     5           1      3      5
                                         ----  ----  ----  ----  ----  -----  -----
                                         Year  Yrs.  Yrs.  Life  Year  Yrs.   Yrs.
                                         ----  ----  ----  ----  ----  -----  -----
RFA.....................................    %     %     %     %  8.20% 10.17% 10.16%
BRF.....................................    %     %     %     %  6.56%  7.52%  8.10%

  Total Investment Return on Market Value is the average annual combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in price per share. Total Return on Net Asset Value is the average annual combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per common share. [The life of RFA and BRF is calculated from April 30, 1999 to April 12, 1993 for RFA and November 19, 1992 for BRF.] Past performance information is not necessarily indicative of future results.

                                CAPITALIZATION

  The following table sets forth, as of April 30, 1999, (i) the capitalization of BRF; (ii) the capitalization of RFA; and (iii) the pro forma capitalization of RFA as adjusted to give effect to the Reorganization. The capitalization of BRF and RFA is likely to be different at the Closing as a result of the effects of BRF's and RFA's ongoing operations.

                                                                     APPENDIX I

                     AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the
  day of      , 1999, by and among The BlackRock Florida Insured Municipal
2008 Term Trust Inc. ("BRF") and The BlackRock Florida Investment Quality Municipal Trust Inc. ("RFA" and, together with BRF, the "Funds"), each a Massachusetts business trust.

                            PLAN OF REORGANIZATION

The reorganization will comprise the following: (i) the acquisition by RFA of all of the assets, and the assumption by RFA of all of the liabilities, of BRF in exchange solely for an equal aggregate value of newly-issued shares of (a) common shares of beneficial interest, par value $.01 per share, of RFA (the "RFA Common Shares") and (b) preferred shares of beneficial interest of RFA designated Auction Rate Municipal Preferred Shares of Beneficial Interest, Series R7 ("RFA Preferred Shares"), and (ii) the subsequent distribution to BRF shareholders of (x) all of the RFA Common Shares received by BRF in exchange for their common shares of beneficial interest, par value $.01 per share, of BRF (the "BRF Common Shares") and (y) all of the RFA Preferred Shares for their preferred shares of beneficial interest of BRF ("BRF Preferred Shares") [plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared)], all upon and subject to the terms hereinafter set forth (collectively, the "Reorganization").

In the course of the Reorganization, RFA Common Shares and RFA Preferred Shares will be distributed to BRF shareholders as follows: (i) each holder of BRF Common Shares will be entitled to receive a number of full RFA Common Shares equal to the aggregate net asset value of the BRF Common Shares owned by such shareholder on the Effective Date (as defined in Section 7 of this Agreement) plus cash in lieu of fractional shares; (ii) each holder of BRF Preferred Shares will be entitled to receive one RFA Preferred Share for each BRF Preferred Share held by such shareholder on the Effective Date.

The parties intend that the Reorganization shall qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code").

As promptly as practicable after the liquidation of BRF in connection with the Reorganization, BRF shall be dissolved in accordance with the laws of the Commonwealth of Massachusetts and will terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act").

                                   AGREEMENT

In consideration of the covenants and agreements hereinafter set forth, and intending to be legally bound, the Funds hereby agree as follows:

1. Representations and Warranties of RFA.

RFA represents and warrants to, and agrees with BRF that:

  a. RFA is a voluntary association with transferable shares organized and existing under and by virtue of the laws of the Commonwealth of Massachusetts (a "Massachusetts Business

  Trust"), and has the power to own all of its assets and to carry out this Agreement. RFA has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

  b. RFA is duly registered under the 1940 Act as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. RFA has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify until consummation of the Reorganization and thereafter.

  c. RFA has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of RFA's Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

  d. There are no material legal, administrative or other proceedings pending or, to the knowledge of RFA, threatened against RFA which assert liability on the part of RFA or which materially affect its financial condition or its ability to consummate the Reorganization. RFA is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

  e. RFA is not a party to or obligated under any provision of its Declaration of Trust, as amended, its Certificate of Designation Establishing Preferred Shares ("Certificate of Designation"), as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except for those that will be complied with, satisfied, amended or waived to cure any potential violation as a condition precedent to the Reorganization.

  f. BRF has been furnished with a statement of assets, liabilities and capital and a schedule of investments of RFA, each as of the end of RFA's most recently completed fiscal year, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets, liabilities and capital of RFA, each as of the Valuation Time (as defined in Section 3(d) of this Agreement), will be furnished to BRF at or prior to the Effective Date for the purpose of determining the number of RFA Common Shares and RFA Preferred Shares to be issued pursuant to Section 4 of this Agreement; each will fairly present the financial position of RFA as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

  g. BRF has been furnished with RFA's Annual Report to Shareholders for RFA's most recently completed fiscal year, and the audited financial statements appearing therein fairly present the financial position of RFA as of the dates indicated therein, in conformity with generally accepted accounting principles applied on a consistent basis.

  h. There are no material contracts outstanding to which RFA is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section l(1) below) or will not otherwise be disclosed to BRF prior to the Valuation Time.

  i. RFA has no known liabilities of a material amount, contingent or otherwise, other than those shown on RFA's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since the end of RFA's most recently completed fiscal year and those incurred in connection with the Reorganization. Prior to the Effective Date, RFA will advise BRF in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued.

  j. RFA has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Effective Date occurs. All tax liabilities of RFA have been adequately provided for on its books, and no tax deficiency or liability of RFA has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

  k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by RFA of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") and the laws of the Commonwealth of Massachusetts.

  l. The registration statement filed by RFA on Form N-14 relating to the RFA Common Shares and RFA Preferred Shares to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the shareholders' meeting referred to in Section 6(a) of this Agreement and at the Effective Date, insofar as it relates to RFA (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by RFA for use in the N-14 Registration Statement as provided in Section 6 of this Agreement.

  m. RFA is authorized to issue 200,000,000 shares of beneficial interest, par value $.01 per share, 199,000,660 of which shares are designated RFA Common Shares, 392 of which are designated Auction Rate Municipal Preferred Shares of Beneficial Interest, Series R7. Each outstanding share of beneficial interest of RFA is fully paid, nonassessable and has full voting rights.

  n. All of the issued and outstanding RFA Common Shares and RFA Preferred Shares have been offered for sale and sold in conformity with all applicable Federal and state securities laws.

  o. The RFA Common Shares and the RFA Preferred Shares to be issued pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this

  Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of RFA will have any preemptive right of subscription or purchase in respect thereof.

  p. At or prior to the Effective Date, the RFA Common Shares and the RFA Preferred Shares to be issued pursuant to this Agreement will be duly qualified for offering to the public in conformity with all applicable federal and state securities laws, and there will be a sufficient number of such shares registered under the 1933 Act to permit the issuance contemplated by this Agreement.

  q. At or prior to the Effective Date, RFA will have obtained any and all regulatory, rating agency, trustee and shareholder approvals necessary to issue the RFA Common Shares and the RFA Preferred Shares in connection with the Reorganization.

  r. The books and records of RFA made available to BRF and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of RFA.

2. Representations and Warranties of BRF.

BRF represents and warrants to, and agrees with, RFA that:

  a. BRF is a Massachusetts Business Trust, and has the power to own all of its assets and to carry out this Agreement. BRF has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

  b. BRF is duly registered under the 1940 Act as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. BRF has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify for its taxable year ending upon the termination of BRF.

  c. BRF has full power and authority to enter into and perform its obligations under this Agreement, including full power and authority to transfer the Investments (defined below) to RFA. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of BRF's Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto. At the Effective Date, subject only to the delivery of the Investments (defined below) as contemplated in this Agreement, BRF will have good and marketable title to all of the Investments, and RFA will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto). As used in this Agreement, the term "Investments" shall mean (i) the investments of BRF shown on the schedule of its investments as of the Valuation Time furnished to RFA, and (ii) all other assets owned by BRF or liabilities incurred as of the Valuation Time.

  d. There are no material legal, administrative or other proceedings pending or, to the knowledge of BRF, threatened against BRF which assert liability on the part of BRF or which materially affect its financial condition or its ability to consummate the Reorganization. BRF is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

  e. BRF is not a party to or obligated under any provision of its Declaration of Trust, as amended, Certificate of Designation, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except for those that will be complied with, satisfied, amended or waived to cure any potential violation as a condition precedent to the Reorganization.

  f. RFA has been furnished with a statement of assets, liabilities and capital and a schedule of investments of BRF, each as of the end of BRF's most recently completed fiscal year, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets, liabilities and capital of BRF, each as of the Valuation Time (as defined in Section 3(d) of this Agreement), will be furnished to RFA at or prior to the Effective Date for the purpose of determining the number of RFA Common Shares and RFA Preferred Shares to be issued pursuant to Section 4 of this Agreement; each will fairly present the financial position of BRF as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

  g. RFA has been furnished with BRF's Annual Report to Shareholders for BRF's most recently completed fiscal year, and the audited financial statements appearing therein fairly present the financial position of BRF as of the date thereof, in conformity with generally accepted accounting principles applied on a consistent basis.

  h. There are no material contracts outstanding to which BRF is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to RFA prior to the Valuation Time.

  i. BRF has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since the date of such statements, and those incurred in connection with the Reorganization. Prior to the Effective Date, BRF will advise RFA in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued.

  j. BRF has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Effective Date occurs. All tax liabilities of BRF have adequately been provided for on its books, and no tax deficiency or liability of BRF has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

  k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by BRF of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the HSR Act and the laws of the Commonwealth of Massachusetts.

  l. The N-14 Registration Statement, on its effective date, at the time of the shareholders' meetings referred to in Section 6(a) of this Agreement and on the Effective Date, insofar as it relates to BRF (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by BRF for use in the N-14 Registration Statement as provided in
  Section 6 of this Agreement.

  m. BRF is authorized to issue 200,000,000 shares of beneficial interest, par value $.01 per share, 199,997,360 of which are designated BRF Common Shares, 1,310 of which are designated Auction Rate Municipal Preferred Shares of Beneficial Interest, Series R7, and 1,320 of which are designated Auction Rate Municipal Preferred Shares of Beneficial Interest, Series R28. Each outstanding share of beneficial interest of BRF is fully paid, nonassessable and has full voting rights.

  n. All of the issued and outstanding BRF Common Shares and BRF Preferred Shares have been offered for sale and sold in conformity with all applicable Federal and state securities laws.

  o. The books and records of BRF made available to RFA and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of BRF.

  p. BRF will not sell or otherwise dispose of any of the RFA Common Shares or RFA Preferred Shares to be received in the Reorganization, except in distribution to its share-holders as provided in Section 4 of this Agreement.

3. The Reorganization.

  a. Subject to the requisite approvals of the shareholders of RFA and BRF being given, and to the other terms and conditions contained herein, BRF agrees to convey, transfer and deliver to RFA for the benefit of RFA, and RFA agrees to acquire from BRF for the benefit of RFA, on the Effective Date, all of the Investments (including interest accrued as of the Valuation Time on debt instruments) of BRF, and assume all of the liabilities of BRF, in exchange solely for that number of RFA Common Shares and RFA Preferred Shares provided for in Section 4 of this Agreement.

  b. Prior to the Effective Date, BRF shall declare a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period from the beginning of its current fiscal year to and including the Effective Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized for such period. In this regard, the last dividend period for each series of BRF Preferred Shares prior to the Effective Date may be shorter than the dividend period for each such series determined as set forth in the applicable Certificate of Designation.

  c. BRF will pay or cause to be paid to RFA any interest it receives on or after the Effective Date with respect to the Investments.

  d. The "Valuation Time" shall be as of the close of business on the business day immediately preceding the Effective Date, or such earlier or later date as mutually agreed upon in writing by the parties.

  e. From and after the Effective Date, recourse for the liabilities of BRF acquired by RFA pursuant to this Agreement will be limited to RFA.

  f. BRF will be dissolved following the Reorganization by filing a Letter of Termination with the Secretary of State of the Commonwealth of Massachusetts.

4. Issuance and Valuation of RFA Common Shares and RFA Preferred Shares in the Reorganization.

On the Effective Date, RFA Common Shares and RFA Preferred Shares with an aggregate net asset value or liquidation preference, as the case may be, equal (to the nearest one ten thousandth of one cent) to the value of the assets of BRF acquired by RFA in the Reorganization, reduced by the amount of liabilities of BRF assumed by RFA, shall be issued by RFA to BRF in exchange for the assets of BRF, plus RFA shall transfer to BRF cash in lieu of fractional shares. The net asset value of each Fund shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value so determined of either RFA or BRF to take into account differences in realized and unrealized gains and losses. The value of the Investments of BRF to be transferred to RFA shall be determined by RFA pursuant to the procedures utilized by RFA in valuing its own assets and determining its own liabilities for purposes of the Reorganization. Such valuation and determination shall be made by RFA in cooperation with BRF and shall be confirmed in writing by RFA to BRF. RFA shall issue to BRF separate certificates or share deposit receipts for the RFA Common Shares and the RFA Preferred Shares, each registered in the name of BRF. BRF then shall distribute the RFA Common Shares and the RFA Preferred Shares to its corresponding holders of BRF Common Shares and BRF Preferred Shares by redelivering the certificates or share deposit receipts evidencing ownership of the RFA Common Shares and the RFA Preferred Shares to RFA's transfer agent and registrar for each such class of shares. Each full BRF Common Share will be exchanged for an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full RFA Common Shares and cash in lieu of any fractional RFA Common Shares. Each BRF Preferred Share will be exchanged for one RFA Preferred Share. With respect to any BRF shareholder holding certificates evidencing ownership of either the BRF Common Shares or BRF Preferred Shares as of the Effective Date, and subject to RFA being informed thereof in writing by BRF, RFA will not permit such shareholder to receive new certificates evidencing ownership of the RFA Common Shares or RFA Preferred Shares or pledge or redeem such RFA Common Shares or RFA Preferred Shares, in any case, until notified by BRF or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of the BRF Common Shares or the BRF Preferred Shares, or in the event of lost certificates, posted adequate bond. BRF, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of the BRF Common Shares or the BRF Preferred Shares, as the case may be, or post adequate bond therefor.

Dividends payable to holders of record of shares of RFA Common Shares and RFA Preferred Shares, as the case may be, as of any date after the Effective Date and prior to the exchange of certificates by any shareholder of BRF shall be payable to such shareholder without interest; however, such dividends shall not be paid unless and until such shareholder surrenders his or her share certificates of BRF for exchange.

No fractional shares of RFA Common Shares will be issued to holders of BRF Common Shares. In lieu thereof, RFA's transfer agent will aggregate all fractional shares of RFA Common Shares and sell the resulting full shares on the American Stock Exchange at the current market price for shares of RFA for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's BRF Common Share certificates.

5. Payment of Expenses.

  a. RFA and BRF shall each pay, immediately prior to the Effective Date, a pro rata portion of all expenses incurred in connection with the Reorganization. Such fees and expenses shall include legal, accounting and state securities or blue sky fees (if any), printing costs, filing fees, stock exchange fees, rating agency fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganization. Neither RFA nor BRF shall pay any expenses of its respective shareholders arising out of or in connection with the Reorganization.

6. Covenants of the Funds.

  a. Each Fund agrees to call a special meeting of its respective shareholders to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement.

  b. Each Fund covenants to operate its respective business as presently conducted between the date hereof and the Effective Date.

  c. BRF agrees that following the consummation of the Reorganization, it will liquidate and dissolve in accordance with the laws of the Commonwealth of Massachusetts and any other applicable law, it will not make any distributions of any RFA Common Shares or RFA Preferred Shares other than to the shareholders of BRF and without first paying or adequately providing for the payment of all of BRF's liabilities not assumed by RFA, if any, and on and after the Effective Date it shall not conduct any business except in connection with its liquidation and dissolution.

  d. RFA undertakes that if the Reorganization is completed it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that BRF has ceased to be a registered investment company.

  e. RFA will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. BRF agrees to cooperate fully with RFA and will furnish to RFA the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder.

  f. Each Fund agrees to proceed as promptly as possible to cause to be made all necessary filings under the HSR Act with respect to the transactions contemplated by this Agreement and to ensure that the related waiting period expires or is otherwise terminated at the earliest possible time.

  g. RFA agrees that it has no plan or intention to sell or otherwise dispose of the assets of BRF to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

  h. Each Fund agrees that, on or before the Effective Date, all of BRF's Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either shall have been paid or adequate liability reserves shall have been provided for the payment of such taxes. In connection with this covenant, each Fund agrees to cooperate with the other Fund in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. RFA agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of BRF for its taxable periods first ending after such Effective Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, RFA shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by BRF with respect to its final taxable years ending with the Effective Date and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by RFA or BRF (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by RFA.

  i. Each Fund agrees to mail to each of its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

  j. Following the consummation of the Reorganization, RFA expects to stay in existence and continue its business as a closed-end management investment company registered under the 1940 Act.

  k. Except as contemplated herein, each Fund agrees that, during the period from the date hereof to and including the Effective Date, it will declare and pay dividends consistent with past practices and the terms of the Common Shares and Preferred Shares issued by each such Fund.

7. Effective Date.

  a. Delivery of the Investments from BRF to RFA and delivery of the RFA Common Shares and RFA Preferred Shares from RFA to BRF, shall be made at the offices of Skadden, Arps, Slate,

  Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, at 10:00
  a.m. on      , 1999, or at such other place, time and date agreed to by the
  Funds, the date and time upon which such delivery is to take place being referred to herein as the "Effective Date." To the extent that any Investments, for any reason, are not transferable on the Effective Date, BRF shall cause such Investments to be transferred to RFA's account with its custodian at the earliest practicable date thereafter. RFA shall have made prior arrangements for the delivery on the Effective Date of the Investments to its custodian.

  b. BRF will deliver to RFA on the Effective Date confirmations or other adequate evidence as to the tax basis of each of the Investments delivered to RFA hereunder, certified by Ernst & Young LLP.

  c. Prior to the Effective Date, BRF shall have made arrangements with its transfer agent to deliver to RFA, as soon as practicable after the Effective Date, a list of the names and addresses of all of the shareholders of record of BRF on the Effective Date and the number of shares of BRF Common Shares and BRF Preferred Shares owned by each such shareholder, certified by its transfer agent or by its President to the best of their knowledge and belief.

8. RFA Conditions.

The obligation of RFA to consummate the Reorganization shall be subject to the satisfaction or waiver of the following conditions:

  a. This Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of a majority of the RFA Common Shares and the RFA Preferred Shares outstanding on the record date for the Special Meeting of RFA shareholders voting together as a single class; and BRF shall have delivered to RFA a copy of the resolutions approving this Agreement and the Reorganization adopted by its Board of Trustees and shareholders and certified by its respective Secretary.

  b. BRF shall have furnished to RFA a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of Investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate of both such officers, dated as of the Effective Date, certifying that as of the Valuation Time and as of the Effective Date there has been no material adverse change in its respective financial position since the date of BRF's most recent financial statements provided to RFA, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

  c. BRF shall have furnished to RFA a certificate signed by its President (or any Vice President) and its Treasurer, dated the Effective Date, certifying that as of the Valuation Time and as of such Effective Date all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and it has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

  d. BRF shall have delivered to RFA a letter from Deloitte & Touche LLP, dated the Effective Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns for BRF's most recently completed fiscal year, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of BRF for the period covered thereby; and that for the period from such date, to and including such Effective Date and for any taxable year ending upon its dissolution, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from such date, to and including such Effective Date and for any taxable year ending upon its dissolution or that BRF would not continue to qualify as a regulated investment company for Federal income tax purposes.

  e. RFA shall have received an opinion from Skadden, Arps, Slate, Meagher & Flom LLP (together with its affiliates, "Skadden"), as special counsel to RFA, in form and substance satisfactory to RFA and dated the Effective Date, to the effect that (i) each Fund is organized and subsisting as a Massachusetts Business Trust; (ii) all actions required to be taken by each Fund to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions thereof; (iii) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provision of the Declaration of Trust, as amended, the Certificate of Designation, as amended, or the by-laws, as amended, or any agreement (known to such counsel) to which RFA or BRF is a party or by which RFA or BRF is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (iv) to the best of such counsel's knowledge, no consent, approval, authorization or order of any Massachusetts state court or governmental authority is required for the consummation by either Fund of the Reorganization, except such as have been obtained under Massachusetts law and under state securities or blue sky laws; (v) this Agreement has been duly authorized, executed and delivered by each Fund and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles;
  (vi) the RFA Common Shares and RFA Preferred Shares to be issued pursuant to the Reorganization are duly authorized and, upon delivery and payment of consideration therefor pursuant to the terms of the Reorganization, will be validly issued and outstanding and fully paid and nonassessable, and no shareholder of RFA has any preemptive right to subscription or purchase in respect thereof (pursuant to the Declaration of Trust, as amended, Certificate of Designation, as amended, or the by-laws of RFA or as a matter of Massachusetts law); (vii) each Fund is registered as a diversified, closed-end management investment company under the 1940 Act;
  (viii) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal governmental authority is required for the consummation of the Reorganization by either Fund, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities or blue sky laws; (ix) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder, except that such counsel need not opine with respect to financial statements and schedules and other financial and statistical data included or incorporated by reference in the N-14 Registration Statement or to schedules, exhibits or appendices included or incorporated by reference in the N-14 Registration Statement; and (x) to the best of such counsel's knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against either Fund, the unfavorable outcome of which would materially adversely affect such Fund. Such opinion also shall state that (A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (B) such counsel does not express any opinion or belief as to financial statements and schedules and other financial and statistical data included or incorporated by reference in the N-14 Registration Statement or to schedules, exhibits or appendices included or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Skadden may state that it is relying on certificates of officers of RFA and BRF with regard to matters of fact and certificates and written statements of government officials with respect to factual matters.

  f. RFA shall have received an opinion from Skadden, as counsel to RFA, in form and substance satisfactory to RFA and dated the Effective Date, to the effect that for Federal income tax purposes the Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code and each Fund will be deemed a "party" to such reorganization within the meaning of Section 368(b) of the Code. In giving the opinion set forth above, Skadden may state that it is relying on certificates of officers of RFA and BRF with regard to factual and other matters.

  g. The assets or liabilities of BRF to be transferred to RFA shall not include any assets or liabilities which RFA, by reason of charter limitations or otherwise, may not properly acquire or assume.

  h. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of BRF, shall be contemplated by the Commission.

  i. The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of BRF or would prohibit the Reorganization.

  j. All proceedings taken by BRF and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to RFA.

  k. Prior to the Effective Date, BRF shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any, for the tax year of BRF ending on the Effective Date, and all of its net capital gain, if any, realized for the tax year of BRF ending on the Effective Date.

  l. On or before the Effective Date, RFA shall have received from Moody's Investors Service written evidence confirming that consummation of the Reorganization will not impair the Aaa rating assigned to the outstanding shares of RFA Preferred Shares and assigning an Aaa rating to the shares of RFA Preferred Shares issued in connection with the Reorganization.

9. BRF's Conditions.

The obligations of BRF hereunder shall be subject to the following conditions:

  a. This Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of a majority of the BRF Common Shares and the BRF Preferred Shares outstanding on the record Date for the special meeting of BRF's shareholders, each voting as a separate class; and RFA shall have delivered to BRF a copy of the resolutions approving this Agreement and the Reorganization adopted by its Board of Trustees and shareholders and certified by its Secretary.

  b. RFA shall have furnished to BRF, a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate of both such officers, dated as of the Effective Date, certifying that as of the Valuation Time and as of the Effective Date there has been no material adverse change in its financial position since the Date of RFA's most recent financial statements provided to BRF, other than changes in its portfolio securities since that Date or changes in the market value of its portfolio securities.

  c. RFA shall have furnished to BRF a certificate signed by its President (or any Vice President) and its Treasurer, dated as of the Effective Date, certifying that (i) as of the Valuation Time and as of the Effective Date, all representations and warranties of RFA made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such Effective Date, and that RFA has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date and (ii) immediately after the Effective Date, RFA will be in compliance with all asset coverage tests applicable to the RFA Preferred Shares.

  d. BRF shall have received the opinion or opinions of Skadden, as counsel to BRF, in form and substance satisfactory to BRF and dated the Effective Date, with respect to the matters specified in Sections 8(e) and (f) of this Agreement and such other matters as BRF reasonably may deem necessary or desirable.

  e. All proceedings taken by RFA and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to BRF.

  f. The N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of RFA, shall be contemplated by the Commission.

  g. The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of RFA or would prohibit the Reorganization.

  h. On or before the Effective Date, the Board of Trustees of RFA shall have increased the number of authorized RFA Preferred Shares with, and shall have filed an amended Certificate of Designation with the Secretary of the Commonwealth of Massachusetts in order to effect such increase.

  i. On or before the Effective Date, RFA shall have received from Moody's Investors Service written evidence confirming that consummation of the Reorganization will not impair the Aaa ratings assigned to the outstanding shares of RFA Preferred Shares and assigning Aaa ratings to shares of RFA Preferred Shares to be issued in connection with the Reorganization.

10. Termination, Postponement and Waivers.

  a. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Funds) prior to the Effective Date, or such Effective Date may be postponed, (i) by mutual consent of the Boards of Trustees of the Funds;
  (ii) by the Board of Trustees of BRF if any condition of BRF's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived and (iii) by the Board of Trustees of RFA in its sole discretion.

  b. If the transactions contemplated by this Agreement have not been consummated by December 31, 1999, either Fund may terminate this Agreement by action of its Board of Trustees.

  c. In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Fund or persons who are their Trustees, trustees, officers, agents or shareholders in respect of this Agreement.

  d. At any time prior to the Effective Date, the Board of Trustees of either Fund may, by written instrument signed by it (i) extend the time for the performance of any of the obligations or other acts of the other, (ii) waive any inaccuracies in the representations and warranties of the other contained herein, (iii) waive compliance with any of the agreements of the other or conditions to its obligations contained herein and (iv) amend this Agreement; provided in each case that, in the judgment of the Board of Trustees of such Fund, after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of such Fund. This Agreement may not be amended except by an instrument in writing executed by the parties affected by any such amendment.

  e. The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and none of

  RFA, BRF or any of their officers, Trustees or trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Effective Date. This provision shall not protect any officer, trustee, agent or shareholder of RFA or BRF against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

  f. If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Effective Date and shall impose any terms or conditions which are determined by action of the Boards of Trustees of RFA or BRF to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of such Fund, unless such terms and conditions shall result in a change in the method of computing the number of RFA Common Shares or RFA Preferred Shares to be issued pursuant to this Agreements in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate, unless the Funds promptly shall call special meetings of shareholders at which such conditions so imposed shall be submitted for approval.

11. Other Matters.

  a. Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), RFA will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

  THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO BRF (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED

  and, further, that stop transfer instructions will be issued to RFA's transfer agent with respect to such shares. BRF will provide RFA on the Effective Date with the name of any BRF shareholder who is to the knowledge of BRF an affiliate of it on such Date.

  b. Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to RFA or any BRF in either case at 345 Park Avenue, New York, New York, 10154, Attn:
  Ralph L. Schlosstein, President.

  c. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed in said state.

  d. Copies of the Declaration of Trust and Certificate of Designation, and all amendments, if any, of RFA and BRF are on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of RFA and BRF. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

  IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Agreement and Plan of Reorganization as of the Date first written above.

                                          The BlackRock Florida Investment
                                          Quality Municipal Trust Inc.

                                          By: _________________________________
                                                Name: Ralph L. Schlosstein
                                                     Title: President

                                          The BlackRock Florida Insured
                                          Municipal 2008 Term Trust Inc.

                                          By: _________________________________
                                                Name: Ralph L. Schlosstein
                                                     Title: President

                   SUBJECT TO COMPLETION--DATED July 23, 1999

      INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE
  SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY
     OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT
      BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL
     THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER,
         SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR
           QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

         THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST, INC.
                                 345 Park Avenue
                            New York, New York 10154
                                 (212) 754-5560

                                ---------------

                       STATEMENT OF ADDITIONAL INFORMATION

                           Relating to the Merger of:

          THE BLACKROCK FLORIDA MUNICIPAL 2008 TERM TRUST INC. ("BRF")

                                 with and into:

      THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RFA")

                             Dated __________, 1999
                               ----------------



   This Statement of Additional Information provides information about RFA, a closed-end management investment company organized as a Massachusetts business trust, in addition to information contained in the Combined Proxy Statement/Prospectus of RFA, dated ________, 1999, which also serves as the proxy statement of BRF a closed-end management investment company organized as a Massachusetts business trust, in connection with the issuance of common shares and preferred shares of RFA to shareholders of BRF.
        This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Combined Proxy Statement/Prospectus, into which it has been incorporated by reference and which may be obtained by contacting RFA or BRF at the address and telephone number set forth above.

                                TABLE OF CONTENTS

                                                                                         Page
                                                                                         ----

Audited Financial Statements for RFA for the annual period ended October 31, 1998          1


Unaudited Financial Statements for RFA for the six-month period ended April 30, 1999       9


Audited Financial Statements for BRF for the annual period ended December 31, 1998        18


Annex A: Description of Credit Ratings for Municipal Obligations                         A-1


Annex B: Description of Florida Municipal Securities                                     B-1

    RFA and BRF will provide, without charge, upon the written or oral request of any person to whom the Combined Proxy Statement/Prospectus is delivered, a copy of this Statement of Additional Information.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

          PRINCIPAL
            AMOUNT                                                                                      OPTION CALL        VALUE
 RATING*    (000)                                            DESCRIPTION                                PROVISIONS+       (NOTE 1)
====================================================================================================================================
                        LONG-TERM INVESTMENTS-144.0%
                        FLORIDA-119.5%
                        Boynton Beach Util. Sys. Rev., FGIC,
 AAA      $  830          6.25%, 11/01/20 ............................................................  11/02 at 102   $   901,015
 AAA         170          6.25%, 11/01/20 ............................................................      ETM            194,162
 A1        1,000        Brevard Cnty. Hlth. Fac., Holmes Regl. Med. Ctr., 5.75%, 10/01/13 ............  10/03 at 102     1,042,160
 AAA       1,000        Brevard Cnty. Sch. Brd., C.O.P., Ser. B, 5.50%, 7/01/21, AMBAC ...............   7/06 at 102     1,037,280
 AAA       1,000        Collier Cnty. Sch. Brd., C.O.P., 5.00%, 2/15/16, FSA .........................   2/06 at 101       999,950
 AAA       1,000        Dade Cnty. Aviation Rev., Miami Int'l. Arpt., Ser. C, 5.75%, 10/01/25, MBIA.    10/05 at 102     1,073,930
 AAA       1,000++      Dade Cnty. Sch. Brd., C.O.P., Ser. A, 6.00%, 5/01/04, MBIA ...................      N/A          1,103,570
 AAA       1,000++      Dade Cnty. Spl. Oblig., Ser. B, Zero Coupon, 10/01/08, AMBAC .................      N/A            476,090
 AAA       1,000        First Florida Gov. Fin. Comn. Rev., Gainsville, Hollywood & St. Petersburg,
             740          5.75%, 7/01/16, AMBAC ......................................................   7/06 at 101     1,079,790
 AAA       1,000        Florida Hsg. Fin. Agcy., Sngl. Fam. Mtge., Ser. A, 6.25%, 7/01/11, GNMA ......   7/04 at 102       783,112
 AA+       1,000        Florida St. Brd. of Ed., Ser. C, 5.85%, 6/01/18 ..............................   6/03 at 101     1,084,820
 AA+         500        Florida St. Brd. of Ed., Pub. Ed., Ser. B, 5.875%, 6/01/24 ...................   6/05 at 101     1,092,070
 AAA       1,000        Florida St. Dept. of Corrections, C.O.P., Okeechobee Correctional Fac.,
           1,000          6.25%, 3/01/15, AMBAC ......................................................   3/05 at 102       556,890
 AA+       1,000        Florida St. Dept. of Trans., 5.80%, 7/01/21 ..................................   7/05 at 101     1,100,530
 AAA       1,000        Florida St. Div. of Bond Fin. Dept. Gen. Svcs. Rev., Dept. of Environ.
           1,000          Preservation, Ser. A, 5.75%, 7/01/11, AMBAC ................................   7/05 at 101     1,082,380
 AAA       1,000        Jacksonville Cap. Impvt. Rev., Gator Bowl Proj., 5.50%, 10/01/14, AMBAC.        10/04 at 101     1,055,060
 AAA       1,000++      Lee Cnty. Trans. Fac. Rev., 5.75%, 10/01/22, MBIA ............................  10/05 at 102     1,068,050
 A-        1,000++      Orlando & Orange Cnty. Expwy., 5.95%, 7/01/23 ................................   7/01 at 102     1,024,120
 Aa        1,000        Orlando Utils. Comn. Wtr. & Elec. Rev., Ser. D, 5.50%, 10/01/20 ..............  10/99 at 100     1,002,320
 AAA       1,000++      Seminole Cnty. Sch. Brd., C.O.P., Ser. A, 6.125%, 7/01/04, MBIA ...............      N/A         1,120,330
 AAA       1,000++      Sunrise Florida Util. Sys. Rev., Ser. A, 5.75%, 10/01/06, AMBAC ...............      N/A         1,109,800
 Baa2      1,000        Volusia Cnty. Ed. Fac. Auth. Rev., 6.125%, 10/15/16 ........................... 10/06 at 102     1,077,880
                                                                                                                       -----------
                                                                                                                        21,065,309
                                                                                                                       ------------
                        PUERTO RICO-24.5%
                        Puerto Rico Elec. Pwr. Auth. Rev.,
 BBB+      1,000++        Ser. T, 6.375%, 7/01/04 .....................................................      N/A         1,131,910
 BBB+      1,000          Ser. U, 6.00%, 7/01/14 ......................................................  7/04 at 102     1,097,980
                        Puerto Rico Pub. Bldg. Auth., Gtd. Pub. Ed. & Hlth. Fac., Ser. M,
 A         1,000          5.50%, 7/01/21 ..............................................................  7/03 at 101.5   1,032,380
 A         1,000          5.75%, 7/01/15 ..............................................................  7/03 at 101.5   1,050,650
                                                                                                                       -----------
                                                                                                                         4,312,920
                                                                                                                       -----------


                       See Notes to Financial Statements.


================================================================================
                                                                     VALUE
                            DESCRIPTION                            (NOTE 1)
--------------------------------------------------------------------------------
    TOTAL INVESTMENTS-144.0% (COST $22,837,085) ................  $ 25,378,229
    Other assets in excess of liabilities-4.2% .................       743,081
    Liquidation value of preferred stock-(48.2)% ...............    (8,500,000)
                                                                  ------------
    Net Assets Applicable to Common Shareholders-100% ..........  $ 17,621,310
                                                                  ============

----------
 * Rating: using the higher of Standard & Poor's, Moody's or Fitch's rating.
 + Option call provisions: date (month/year) and prices of the earliest option call on redemption. There may be other call provisions at varying prices at later dates.
++ This bond is prerefunded. See Glossary for definitions.




-----------------------------------------------------------------------------------------------------------------------
                       THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:

  AMBAC      - American Municipal Bond Assurance Corporation     FSA      - Financial Security Assurance
  C.O.P.     - Certificate of Participation                      GNMA     - Government National Mortgage Association
  ETM        - Escrowed To Maturity                              MBIA     - Municipal Bond Insurance Association
  FGIC       - Financial Guaranty Insurance Company
------------------------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY
MUNICIPAL TRUST
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $22,837,085) (Note 1).........    $25,378,229
Cash .....................................................        423,483
Interest receivable ......................................        367,340
                                                              -----------
                                                               26,169,052
                                                              -----------
LIABILITIES
Investment advisory fee payable (Note 2) .................          7,542
Administration fee payable (Note 2) ......................          2,155
Dividends payable-preferred stock ........................            745
Other accrued expenses ...................................         37,300
                                                              -----------
                                                                   47,742
                                                              -----------
NET INVESTMENT ASSETS ....................................    $26,121,310
                                                              ===========
Net investment assets were comprised of:
 Common stock:
  Par value (Note 4) .....................................    $    11,271
  Paid-in capital in excess of par .......................     15,585,445
 Preferred stock (Note 4) ................................      8,500,000
                                                              -----------
                                                               24,096,716
 Undistributed net investment income .....................        181,209
 Accumulated net realized loss ...........................       (697,759)
 Net unrealized appreciation .............................      2,541,144
                                                              -----------
Net investment assets, April 30, 1999 ....................    $26,121,310
                                                              ===========
Net assets applicable to common shareholders .............    $17,621,310
                                                              ===========
Net asset value per share:
  ($17,621,310 o/o 1,127,093 shares of
  common stock issued and outstanding) ...................         $15.63
                                                                   ======


--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY
MUNICIPAL TRUST
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned .........   $700,074
                                           --------

Expenses
  Investment advisory ..................     45,538
  Administration .......................     13,011
  Auction agent ........................     10,500
  Directors ............................      7,000
  Reports to shareholders ..............      5,000
  Transfer agent .......................      5,000
  Audit ................................      3,500
  Custodian ............................      2,000
  Legal ................................      2,000
  Miscellaneous ........................      2,136
                                           --------
Total expenses .........................     95,685
                                           --------
Net investment income ..................    604,389
                                           --------

UNREALIZED LOSS
ON INVESTMENTS (NOTE 3)
Net change in unrealized appreciation
 on investments ........................    (85,962)
                                           --------

NET INCREASE IN NET INVESTMENT ASSETS
RESULTING FROM OPERATIONS ..............   $518,427
                                           ========



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                              SIX MONTHS ENDED      YEAR ENDED
                                                                                  APRIL 30,         OCTOBER 31,
                                                                                    1999               1998
                                                                              ----------------      -----------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
Operations:
 Net investment income ...................................................      $   604,389        $ 1,178,528
 Net change in unrealized appreciation on investments ....................          (85,962)           912,460
                                                                                -----------        -----------
 Net increase in net investment assets resulting from operations .........          518,427          2,090,988
Dividends and distributions:
 To common shareholders from net investment income .......................         (448,308)          (839,826)
 To preferred shareholders from net investment income ....................         (133,091)          (311,954)
                                                                                -----------        -----------
 Total dividends and distributions .......................................         (581,399)        (1,151,780)
                                                                                -----------        -----------
   Total increase (decrease) .............................................          (62,972)           939,208
NET INVESTMENT ASSETS
Beginning of period ......................................................       26,184,282         25,245,074
                                                                                -----------        -----------
End of period ............................................................      $26,121,310        $26,184,282
                                                                                ===========        ===========



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                          SIX MONTHS ENDED
                                                                              APRIL 30,
                                                                                1999
                                                                                ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...............................          $ 15.69
                                                                              -------
 Net investment income .............................................              .54
 Net realized and unrealized gain (loss) on investments ............             (.08)
                                                                              -------
 Net increase (decrease) from investment operations ................              .46
                                                                              -------
Dividends and distributions:
 Dividends from net investment income to:
   Common shareholders .............................................             (.40)
   Preferred shareholders ..........................................             (.12)
 Distributions from capital gains to:
   Common shareholders .............................................                -
   Preferred shareholders ..........................................                -
 Distributions in excess of net realized gain on investments to:
   Common shareholders .............................................                -
   Preferred shareholders ..........................................                -
                                                                              -------
Total dividends and distributions ..................................             (.52)
                                                                              -------
Net asset value, end of period* ....................................          $ 15.63
                                                                              =======
Per share market value, end of period* .............................          $ 15.0625
                                                                              =======
TOTAL INVESTMENT RETURN+:  .........................................             2.20%
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS++:
Expenses ...........................................................             1.09%+++
Net investment income before preferred stock dividends .............             6.90%+++
Preferred stock dividends ..........................................             1.52%+++
Net investment income available to common shareholders .............             5.38%+++

SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ...........          $17,675
Portfolio turnover rate ............................................                0%
Net assets of common shareholders, end of period (in thousands).....          $17,621
Asset coverage per share of preferred stock, end of period# ........          $76,830
Preferred stock outstanding (in thousands) .........................          $ 8,500



                                                                                 FOR THE YEAR ENDED OCTOBER 31,
                                                                        ---------------------------------------------
                                                                          1998          1997      1996        1995
                                                                          ----          ----     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...............................    $ 14.86       $ 14.15    $ 14.01     $ 11.69
                                                                        -------       -------    -------     -------
 Net investment income .............................................       1.05          1.06       1.03        1.05
 Net realized and unrealized gain (loss) on investments ............        .81           .65        .13        2.36
                                                                        -------       -------    -------     -------
 Net increase (decrease) from investment operations ................       1.86          1.71       1.16        3.41
                                                                        -------       -------    -------     -------
Dividends and distributions:
 Dividends from net investment income to:
   Common shareholders .............................................       (.75)         (.72)      (.73)       (.79)
   Preferred shareholders ..........................................       (.28)         (.28)      (.28)       (.30)
 Distributions from capital gains to:
   Common shareholders .............................................          -             -          -           -
   Preferred shareholders ..........................................          -             -          -           -
 Distributions in excess of net realized gain on investments to:
   Common shareholders .............................................          -            **      ( .01)          -
   Preferred shareholders ..........................................          -            **         **           -
                                                                        -------       -------    -------     -------
Total dividends and distributions ..................................     ( 1.03)       ( 1.00)     (1.02)      (1.09)
                                                                        --------      -------    -------     -------
Net asset value, end of period* ....................................    $ 15.69       $ 14.86    $ 14.15     $ 14.01
                                                                        =======       =======    =======     =======
Per share market value, end of period* .............................    $ 15.125      $ 13.3125  $ 12.25     $ 12.625
                                                                        =======       =======    =======     =======
TOTAL INVESTMENT RETURN+:  .........................................      19.70%        14.95%      2.92%      29.29%
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS++:
Expenses ...........................................................       1.31%         1.26%      1.46%       1.44%
Net investment income before preferred stock dividends .............       6.81%         7.43%      7.41%       7.96%
Preferred stock dividends ..........................................       1.80%         1.92%      1.97%       2.28%
Net investment income available to common shareholders .............       5.01%         5.51%      5.44%       5.68%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ...........    $17,299       $16,150    $15,699     $14,759
Portfolio turnover rate ............................................          0%            5%        73%        112%
Net assets of common shareholders, end of period (in thousands).....    $17,684       $16,745    $15,951     $15,788
Asset coverage per share of preferred stock, end of period# ........    $77,017       $74,253    $71,915     $71,437
Preferred stock outstanding (in thousands) .........................    $ 8,500       $ 8,500    $ 8,500     $ 8,500



                                                                      FOR THE YEAR
                                                                      ENDED OCTOBER
                                                                           31,
                                                                     -------------
                                                                          1994
                                                                     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...............................  $   14.77
                                                                      ---------
 Net investment income .............................................        .98
 Net realized and unrealized gain (loss) on investments ............     ( 3.02)
                                                                      ---------
 Net increase (decrease) from investment operations ................     ( 2.04)
                                                                      ---------
Dividends and distributions:
 Dividends from net investment income to:
   Common shareholders .............................................       (.79)
   Preferred shareholders ..........................................       (.20)
 Distributions from capital gains to:
   Common shareholders .............................................       (.04)
   Preferred shareholders ..........................................       (.01)
 Distributions in excess of net realized gain on investments to:
   Common shareholders .............................................          -
   Preferred shareholders ..........................................          -
                                                                      ---------
Total dividends and distributions ..................................     (1.04)
                                                                      ---------
Net asset value, end of period* ....................................  $  11.69
                                                                      =========
Per share market value, end of period* .............................  $  10.375
                                                                      =========
TOTAL INVESTMENT RETURN+:  .........................................    (20.98%)
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS++:
Expenses ...........................................................      1.50%
Net investment income before preferred stock dividends .............      7.34%
Preferred stock dividends ..........................................      1.48%
Net investment income available to common shareholders .............      5.86%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ...........  $ 15,015
Portfolio turnover rate ............................................       206%
Net assets of common shareholders, end of period (in thousands).....  $ 13,174
Asset coverage per share of preferred stock, end of period# ........  $127,494
Preferred stock outstanding (in thousands) .........................  $  8,500

----------
  * Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.
 ** Actual  amount  paid  to  common shareholders for the year ended October 31,
    1997 was $0.004325, and the actual amount paid to preferred shareholders was $0.000185 per common share. Actual amount paid to preferred shareholders for the year ended October 31, 1996 was $0.0030 per common share.
  # A stock split occurred on July 24, 1995 (Note 4).
  + Total  investment  return  is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one year are not annualized.
 ++ Ratios are calculated on the basis of income, expenses and preferred stock dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders.
+++ Annualized.


The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT
QUALITY MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION &              The  BlackRock  Florida  Investment  Quality
ACCOUNTING                          Municipal Trust (the "Trust") was  organized
POLICIES                            in Massachusetts on April 15, 1993 as a non-
                                    diversified closed-end management investment
company. The Trust's investment objective is to manage a portfolio of high quality securities while providing high current income exempt from regular federal income tax and Florida intangible personal property tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discounts or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: For federal income tax purposes, the Trust is treated as a separate taxpaying entity. It is the intent of the Trust to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.


DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.


ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE  2.  AGREEMENTS              The Trust has an Investment Advisory Agreement
                                  with BlackRock Financial Management, Inc. (the
"Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

      The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.


      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE  3. PORTFOLIO                Sales  of  investment  securities  other  than
SECURITIES                        short-term  investments, for  the  six  months
                                  ended April 30, 1999 aggregated $35,000. There
were no purchases for the same period.

      The  federal income tax basis of the Trust's investments at April 30, 1999
was   substantially   the   same   as  for  financial  reporting  purposes  and,
accordingly, net and gross unrealized appreciation was $2,541,144.

      For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1998 of approximately $699,000 which will expire in 2002. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.


NOTE  4. CAPITAL                   There  are  200  million shares  of $.01  par
                                   value   common  stock   authorized.  Of   the
1,127,093 shares outstanding at April 30, 1999, the Adviser owned 7,093 shares. As of April 30, 1999 there were 340 shares at Preferred Stock Series R7 outstanding.

      The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On July 29, 1993 the Trust reclassified 170 shares of common stock and issued a series of Auction Market Preferred Stock ("Preferred Stock") Series R7. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000. The stock split occurred on July 24, 1995.

      Dividends on Series R7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 3.00% to 3.75% during the six months ended April 30, 1999.

      The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.


      The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.


      The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restriction.


NOTE  5.  DIVIDENDS                Subsequent  to  April 30, 1999,  the Board of
                                   Directors  of  the  Trust declared  dividends
from undistributed earnings of 0.0663 per common share payable May 28, 1999 to shareholders of record on May 14, 1999.


      For the period May 1, 1999 through May 31, 1999 dividends declared on Preferred Stock totaled $23,552 in aggregate for the outstanding Preferred Stock.

--------------------------------------------------------------------------------
The BlackRock Florida Insured Municipal 2008 Term Trust
Portfolio of Investments December 31, 1998
--------------------------------------------------------------------------------

                                                                                                          Option
              Principal                                                                                    Call
  Rating*      Amount                                                                                  Provisions++        Value
(Unaudited)     (000)                                        Description                                (Unaudited)      (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--143.1%
    AAA       $ 1,500   Altamonte Springs Wtr. & Swr. Sys. Rev., 6.00%, 10/01/08, FGIC ..............   10/02 at 102  $  1,634,400
    AAA        10,000   Brevard Cnty. Sch. Brd., C.O.P., Ser. A, 6.375%, 7/01/02+, AMBAC ............        N/A        11,060,700
                        Canaveral Port Auth. Impvt. Rev., FGIC,
    AAA         2,980       6.00%, 6/01/07 ..........................................................    6/02 at 102     3,234,730
    AAA         3,155       6.00%, 6/01/08 ..........................................................    6/02 at 102     3,419,421
    AAA         1,000   Dade Cnty. Aviation Rev., Ser. A, 6.00%, 10/01/08, AMBAC ....................   10/05 at 102     1,131,070
                        Dade Cnty. G.O.,
    AAA         5,000       Ser. A, Zero Coupon, 2/01/08, MBIA. .....................................  2/06 at 92.852    3,378,050
    AAA         2,000       Ser. B, Zero Coupon, 10/01/08, AMBAC ....................................   No Opt. Call     1,328,423
    AAA         5,465   Dade Cnty. Sch. Brd., C.O.P., Ser. A, 5.75%, 5/01/04+, MBIA .................        N/A         5,990,624
    AAA         2,500   Dade Cnty. Sch. Dist. Rev., 6.125%, 8/01/01+, FGIC ..........................        N/A         2,653,525
    AAA         2,500   Daytona Beach Wtr. & Swr. Rev., 6.00%, 11/15/09, AMBAC ......................   11/02 at 102     2,713,325
                        Duval Cnty. Sch. Dist., G.O., AMBAC,
    AAA         3,015       6.30%, 8/01/06 ..........................................................    8/02 at 102     3,259,034
    AAA         9,000       6.30%, 8/01/07. .........................................................    8/02 at 102     9,728,460
                        Escambia Cnty. Utils. Auth. Sys. Rev., FGIC,
    AAA         2,450       Ser. A, 6.10%, 1/01/03+ .................................................        N/A         2,698,773
    AAA         1,595       Ser. B, 6.125%, 1/01/09 .................................................   No Opt. Call     1,845,574
    AAA         8,255   Florida St. Brd. of Ed. Wtr. & Swr. Sys. Rev., Pub. Ed., 6.125%,
                            6/01/08, FGIC. ..........................................................    6/02 at 101     8,907,062
                        Florida St. Div. Bd. Fin. Dept. Rev. Nat. Res. & Pres., Ser. 2000-A,
    AAA        14,500       6.25%, 7/01/02+, MBIA ...................................................        N/A        15,826,460
    AAA         2,500       6.75%, 7/01/01+, AMBAC ..................................................        N/A         2,731,425
    AAA         3,000   Greater Orlando Aviation Auth., Arpt. Fac. Rev., Ser. D, 6.20%,
                            10/01/08, AMBAC .........................................................   10/02 at 102     3,294,960
                        Hillsborough Cnty. Cap. Impvt., FGIC,
    AAA         2,630       6.25%, 8/01/04+ .........................................................        N/A         2,964,878
    AAA         1,500       6.60%, 8/01/04+ .........................................................        N/A         1,717,095
    AAA         5,000   Hillsborough Cnty. Sch. Brd., C.O.P., 5.875%, 7/01/04+, MBIA ................        N/A         5,564,350
    AAA        10,000   Hillsborough Cnty. Tampa Intl. Arpt. Aviation Rev., Ser. A, 5.75%,
                            10/01/11, AMBAC .........................................................   10/99 at 104    10,512,000
                        Indian Trace Cmnty. Dev. Dist., Wtr. Mgmt. Spec. Benefit, Ser. A, MBIA,
    AAA         3,000       5.625%, 5/01/08 .........................................................    5/05 at 102     3,294,930
    AAA         2,910       5.75%, 5/01/09 ..........................................................    5/05 at 102     3,212,698
    AAA         4,000   Jacksonville Elec. Auth. Rev., 5.75%, 10/01/12, AMBAC. ......................   10/02 at 102     4,233,480
    AAA         5,000   Jacksonville G.O., Ser. A, 5.50%, 10/01/12, AMBAC ...........................   10/02 at 102     5,282,900
    AAA         2,000   Lakeland Elec. & Wtr. Rev., Jr. Sub. Lien, 5.875%, 10/01/08, FGIC ...........   No Opt. Call     2,279,980
                        Lakeland Hosp. Sys. Rev., Regl. Med. Care Ctr. Proj., Ser. B, FGIC,
    AAA         6,605       6.10%, 11/15/02+ ........................................................        N/A         7,284,456
    AAA         3,245       6.10%, 11/15/08 .........................................................   11/02 at 102     3,517,580
    AAA         1,100   Lakeland Wastewater Impvt. Rev., 5.50%, 10/01/08, MBIA. .....................   10/02 at 102     1,171,676
    AAA         4,500   Lee Cnty. Arpt. Rev., Ser. A, 5.50%, 10/01/10, AMBAC ........................   10/02 at 100     4,681,080
    AAA         4,750   Lee Cnty. G.O., Ser. A, 7.30%, 10/01/07, MBIA. ..............................   10/99 at 102     4,972,300
    AAA         1,650   Lee Cnty. Local Option Gas Tax Rev., 5.50%, 10/01/99+, MBIA. ................        N/A         1,679,733

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                                          Option
              Principal                                                                                    Call
  Rating*      Amount                                                                                  Provisions++        Value
(Unaudited)     (000)                                        Description                                (Unaudited)      (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
    AAA       $ 1,000   Marion Cnty. Hosp. Dist. Rev., Munroe Regl. Med. Ctr., 6.20%,
                            10/01/07, FGIC ...........................................................  10/02 at 102  $  1,094,650
    AAA         3,750   Melbourne Wtr. & Swr. Rev., Ser. C, 6.25%, 10/01/08, FGIC. ...................  10/02 at 102     4,118,288
    AAA        11,000   Miami Beach Hlth. Fac. Auth. Hosp. Rev., Mt. Sinai Med. Ctr. Proj.,
                            6.25%, 11/15/08, FSA .....................................................  11/02 at 102    12,064,910
                        Miami, G.O., FGIC,
    AAA         1,345       5.90%, 12/01/08 ..........................................................  No Opt. Call     1,526,952
    AAA         1,000       6.00%, 12/01/09 ..........................................................  No Opt. Call     1,162,490
    AAA         1,000   Orange Cnty. Pub. Svc. Tax, 5.70%, 10/01/08, FGIC ............................  10/05 at 102     1,107,240
    AAA         1,500   Orange Cnty. Tourist Devel. Tax Rev., Ser. A, 5.85%, 10/01/08, MBIA ..........  No Opt. Call     1,707,000
    AAA         2,000   Osceola Cnty. Trans. Rev., Osceola Pkwy. Proj., 5.95%, 4/01/08, MBIA. ........   4/02 at 102     2,152,320
    AAA         3,100   Palm Bay Util. Rev., Ser. B, 6.10%, 10/01/02+, MBIA ..........................       N/A         3,411,240
    AAA         7,085   Pasco Cnty. Solid Waste Disp. & Res. Rec. Sys. Rev., 6.00%, 4/01/09,
                            FGIC .....................................................................   4/02 at 102     7,642,023
    AAA        11,000   Pasco Cnty. Wtr. & Swr. Rev., Ser. A, 6.00%, 10/01/09, FGIC ..................  10/02 at 102    11,957,440
    AAA         1,000   Seminole Cnty. Sch. Brd., C.O.P., Ser. A, 5.90%, 7/01/04+, MBIA ..............       N/A         1,114,100
    AAA         2,000   Seminole Cnty. Wtr. & Swr. Rev., 6.00%, 10/01/09, MBIA. ......................  No Opt. Call     2,311,520
                        Tampa Wtr. & Swr. Rev., Ser. A,  FGIC,
    AAA         1,405       6.25%, 10/01/02+. ........................................................       N/A         1,543,687
    AAA         1,095       6.25%, 10/01/12. .........................................................  10/02 at 101     1,185,502
    AAA         4,065   Volusia Cnty. Edl. Fac. Auth. Rev., Embry-Riddle Aeronautical Univ.,
                            6.50%, 10/15/08, CONNIE LEE ..............................................  10/02 at 102     4,487,516
                                                                                                                      ------------
                        Total Investments--143.1% (cost $186,488,579) ................................                 205,792,030
                        Other assets in excess of liabilities--2.8% ..................................                   3,977,170
                        Liquidation value of preferred stock--(45.9)% ................................                 (66,000,000)
                                                                                                                      ------------
                        Net Assets Applicable to Common Shareholders--100% ...........................                $143,769,200
                                                                                                                      ============

----------
*     Using the higher of Standard & Poor's, Moody's or Fitch's rating.
+     These bonds are prerefunded. See glossary for definition.
++ Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

--------------------------------------------------------------------------------
         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:

              AMBAC -- American Municipal Bond Assurance Corporation
              C.O.P -- Certificate of Participation
         CONNIE LEE -- College Construction Loan Insurance Association
               FGIC -- Financial Guaranty Insurance Company
                FSA -- Financial Security Assurance
                G.O.-- General Obligation Bond
               MBIA -- Municipal Bond Insurance Association
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Florida Insured
Municipal 2008 Term Trust
Statement of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------

Assets
Investments, at value (cost $186,488,579)
  (Note 1) ...................................................    $ 205,792,030
Cash .........................................................          989,574
Interest receivable ..........................................        3,174,904
Other assets .................................................            8,561
                                                                  -------------
 .............................................................      209,965,069
                                                                  -------------

Liabilities
Investment advisory fee payable (Note 2) .....................           62,233
Administration fee payable (Note 2) ..........................           17,781
Dividends payable--preferred stock ...........................            5,405
Other accrued expenses .......................................          110,450
                                                                  -------------
                                                                        195,869
                                                                  -------------
Net Investment Assets ........................................    $ 209,769,200
                                                                  =============
Net investment assets were comprised of:
  Common shares of beneficial interest:
    Par value (Note 4) .......................................    $      87,071
    Paid-in capital in excess of par .........................      120,907,481
  Preferred shares of beneficial interest
    (Note 4) .................................................       66,000,000
                                                                  -------------
                                                                    186,994,552
  Undistributed net investment income ........................        3,683,824
  Accumulated net realized loss ..............................         (212,627)
  Net unrealized appreciation ................................       19,303,451
                                                                  -------------
  Net investment assets, December 31, 1998 ...................    $ 209,769,200
                                                                  =============

  Net assets applicable to common
    shareholders .............................................    $ 143,769,200
                                                                  =============
Net asset value per common share of
  beneficial interest: ($143,769,200 / 8,707,093
  common shares of beneficial interest issued
  and outstanding) ...........................................    $       16.51
                                                                  =============

--------------------------------------------------------------------------------
The BlackRock California Insured
Municipal 2008 Term Trust Inc.
Statement of Operations
Year Ended December 31, 1998
--------------------------------------------------------------------------------

Net Investment Income
Income
  Interest and discount earned ...............................    $  11,561,708
                                                                  -------------
Expenses
  Investment advisory ........................................          732,329
  Administration .............................................          209,237
  Auction agent ..............................................          179,000
  Custodian ..................................................           60,000
  Reports to shareholders ....................................           46,000
  Directors ..................................................           32,000
  Audit ......................................................           31,500
  Transfer agent .............................................           19,500
  Legal ......................................................            7,000
  Miscellaneous ..............................................            5,827
                                                                  -------------
      Total expenses .........................................        1,322,393
                                                                  -------------
Net investment income ........................................       10,239,315
                                                                  -------------

Unrealized Gain On
  Investments (Note 3)
Net change in unrealized appreciation
  on investments .............................................          805,116
                                                                  -------------

Net Increase In Net Investment
  Assets Resulting From Operations ...........................    $  11,044,431
                                                                  =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Florida Insured Municipal 2008 Term Trust
Statements of Changes in Net Investment Assets
--------------------------------------------------------------------------------

                                                                          Year Ended December 31,
                                                                      ------------------------------
                                                                           1998             1997
                                                                      -------------    -------------
Increase in Net Investment Assets
Operations:
    Net investment income .........................................   $  10,239,315    $  10,185,612
    Net change in unrealized appreciation on investments ..........         805,116        4,566,620
                                                                      -------------    -------------
    Net increase in net investment assets resulting from operations      11,044,431       14,752,232
                                                                      -------------    -------------
Dividends:
    To common shareholders from net investment income .............      (7,510,220)      (7,510,256)
    To preferred shareholders from net investment income ..........      (2,108,430)      (2,292,150)
                                                                      -------------    -------------
      Total dividends .............................................      (9,618,650)      (9,802,406)
                                                                      -------------    -------------
        Total increase ............................................       1,425,781        4,949,826

Net Investment Assets
Beginning of year .................................................     208,343,419      203,393,593
                                                                      -------------    -------------
End of year .......................................................   $ 209,769,200    $ 208,343,419
                                                                      =============    =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Florida Insured Municipal 2008 Term Trust
Financial Highlights
--------------------------------------------------------------------------------

                                                                                   Year Ended December 31,
                                                           -----------------------------------------------------------------------
                                                               1998           1997          1996           1995           1994
                                                           -----------    -----------    -----------    -----------    -----------
PER COMMON SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of the year ..................  $     16.35    $     15.78    $     16.04    $     13.93    $     16.13
                                                           -----------    -----------    -----------    -----------    -----------
  Net investment income .................................         1.18           1.17           1.16           1.15           1.15
  Net realized and unrealized gain (loss) on investments          0.08           0.52          (0.31)          2.10          (2.27)
                                                           -----------    -----------    -----------    -----------    -----------
Net increase (decrease) from investment operations ......         1.26           1.69           0.85           3.25          (1.12)
                                                           -----------    -----------    -----------    -----------    -----------
Dividends from net investment income to:
  Preferred shareholders ................................        (0.24)         (0.26)         (0.25)         (0.28)         (0.22)
  Common shareholders ...................................        (0.86)         (0.86)         (0.86)         (0.86)         (0.86)
Distributions in excess of net realized
  gain on investments to:
  Preferred shareholders ................................           --             --             --              *             --
  Common shareholders ...................................           --             --             --              *             --
                                                           -----------    -----------    -----------    -----------    -----------
Total dividends and distributions .......................        (1.10)         (1.12)         (1.11)         (1.14)         (1.08)
                                                           -----------    -----------    -----------    -----------    -----------
Net asset value, end of year** ..........................  $     16.51    $     16.35    $     15.78    $     16.04    $     13.93
                                                           ===========    ===========    ===========    ===========    ===========
Market value, end of year** .............................  $     16.81    $     16.06    $     15.13    $     15.00    $     12.13
                                                           ===========    ===========    ===========    ===========    ===========
TOTAL INVESTMENT RETURN+ ................................        10.32%         12.25%          6.88%         31.26%        (13.27%)
                                                           ===========    ===========    ===========    ===========    ===========
RATIOS TO AVERAGE NET ASSETS
  OF COMMON SHAREHOLDERS:++
Expenses ................................................         0.93%          0.97%          1.02%          1.02%          1.09%
Net investment income before preferred stock dividends ..         7.17%          7.33%          7.26%          7.55%          7.86%
Preferred stock dividends ...............................         1.48%          1.65%          1.54%          1.84%          1.48%
Net investment income available to common shareholders ..         5.69%          5.68%          5.72%          5.71%          6.38%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands)   $   142,817    $   138,890    $   138,644    $   133,042    $   127,640
Portfolio turnover                                                   0%             0%             1%            11%            30%
Net assets of common shareholders, end of year
    (in thousands) ......................................  $   143,769    $   142,343    $   137,394    $   139,628    $   121,268
Preferred stock outstanding (in thousands) ..............  $    66,000    $    66,000    $    66,000    $    66,000    $    66,000
Asset coverage per share of preferred stock, end of year#  $    79,458    $    78,918    $    77,043    $    77,889    $   141,870

----------
* Actual amount paid to preferred shareholders was $0.00344 per common share for the fiscal year ended December 31, 1995. For fiscal year ended December 31, 1995 the actual amount paid to common shareholders was $.001 per common share.
** Net asset value and market value are published in The Wall Street Journal each Monday.
#     A stock split occurred on July 24, 1995 (Note 4).
+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market value on the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares, and preferred stock dividends, relative to the average net assets of common shareholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Florida Insured
Municipal 2008 Term Trust
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1. Organization & Accounting Policies

The BlackRock Florida Insured Municipal 2008 Term Trust (the "Trust") was organized in Massachusetts on August 7, 1992 as a non-diversified closed-end management investment company. The Trust's investment objective is to manage a non-diversified portfolio of high quality securities that will return $15 per share to investors on or about December 31, 2008 while providing current income exempt from regular federal income tax and Florida intangible property tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

Securities Valuation: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium or accretes original issue discount on securities purchased using the interest method.

Federal Income Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

      The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

Note 3. Portfolio Securities

There were no purchases and sales of investment securities, other than for short-term investments, for the year ended December 31, 1998.

      The federal income tax basis of the Trust's investments at December 31, 1998 was substantially the same as the basis for financial reporting, and accordingly, gross and net unrealized appreciation for federal income tax purposes was $19,303,451.

      For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1998 of $212,627 which will expire in 2002. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

Note 4. Capital

There are 200 million shares of $.01 par value of benefi- cial interest authorized. Of the 8,707,093 common shares outstanding at December 31, 1998, the Adviser owned 7,093 shares. As of December 31, 1998, there were 2,640 Series R7 preferred shares outstanding

      The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred stock. On November 23, 1992, the Trust reclassified 1,320 shares of beneficial interest and issued a series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series R7--1,320 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

      Dividends on Series R7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 0.90% to 4.15% during the year ended December 31, 1998.

      The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

      The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's trustees. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 5. Dividends

Subsequent to December 31, 1998, the Board of Trustees of the Trust declared a dividend from undistributed earnings of $0.07188 per common share payable January 29, 1999 to shareholders of record on January 15, 1999.

      For the period January 1, 1999 to January 31, 1999 dividends declared on Preferred Stock totalled $158,158 in aggregate for the outstanding Preferred Stock series.

--------------------------------------------------------------------------------
             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock Florida Insured Municipal 2008 Term Trust:

We have audited the accompanying statement of assets and liabilities including the portfolio of investments, of The BlackRock Florida Insured Municipal 2008 Term Trust, of December 31, 1998, and the related statements of operations, and of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Florida Insured Municipal 2008 Term Trust as of December 31, 1998, the results of its operations, the changes in its net investment assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP

New York, New York
February 12, 1999

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1998
--------------------------------------------------------------------------------

             PRINCIPA                                                                                   OPTION CALL
   RATING*     AMOUNT                                                                                   PROVISIONS+        VALUE
 (UNAUDITED)   (000)                                    DESCRIPTION                                     (UNAUDITED)      (NOTE 1)
===================== =============================================================================== =============== ==============
                      LONG-TERM INVESTMENTS-144.1%
                      FLORIDA-119.7%
                      Boynton Beach Util. Sys. Rev., FGIC,
 AAA       $   170     6.25%, 11/01/20, ETM .........................................................  No Opt. Call    $    199,201
 AAA           830     6.25%, 11/01/20 ..............................................................  11/02 at 102         903,430
 A1          1,000    Brevard Cnty. Hlth. Fac., Holmes Regl. Med. Ctr., 5.75%, 10/01/13 .............  10/03 at 102       1,051,000
 AAA         1,000    Brevard Cnty. Sch. Brd., C.O.P., Ser. B, 5.50%, 7/01/21, AMBAC ................   7/06 at 102       1,043,630
 AAA         1,000    Collier Cnty. Sch. Brd., C.O.P., 5.00%, 2/15/16, FSA ..........................   2/06 at 101       1,002,040
 AAA         1,000    Dade Cnty. Aviation Rev., Miami Int'l Arpt., Ser. C, 5.75%, 10/01/25, MBIA.....  10/05 at 102       1,081,950
 AAA         1,000    Dade Cnty. Sch. Brd., C.O.P., Ser A., 6.00%, 5/01/04, MBIA ....................   5/04 at 101       1,111,000
 AAA         1,000    Dade Cnty. Spl. Oblig., Ser. B, Zero Coupon, 10/01/08, AMBAC++ ................       N/A             473,920
 AAA         1,000    First Florida Gov. Fin. Comn. Rev., Gainsville, Hollywood & St. Petersburg,
                      5.75%, 7/01/16, AMBAC .........................................................   7/06 at 101       1,081,960
 AAA           775    Florida Hsg. Fin. Agcy., Sngl. Fam. Mtge., Ser. A, 6.25%, 7/01/11, GNMA .......   7/04 at 102         828,382
 AA+         1,000    Florida St. Brd. of Ed., Pub. Ed., Ser. B, 5.875%, 6/01/24 ....................   6/05 at 101       1,078,940
 Aa2         1,000    Florida St. Brd. of Ed., Ser. C, 5.85%, 6/01/18 ...............................   6/03 at 101       1,071,560
 AAA           500    Florida St. Dept. of Corrections, C.O.P., Okeechobee Correctional Fac.,
                      6.25%, 3/01/15, AMBAC .........................................................   3/05 at 102         561,365
 AA+         1,000    Florida St. Dept. of Trans., 5.80%, 7/01/21 ...................................   7/05 at 101       1,077,200
 AAA         1,000    Florida St. Div. of Bond Fin. Dept., Gen. Svcs. Rev., Dept. of Environ.
                      Preservation, Ser. A, 5.75%, 7/01/11, AMBAC ...................................   7/05 at 101       1,088,190
 AAA         1,000    Jacksonville Cap. Impvt. Rev., Gator Bowl Project., 5.50%, 10/01/14, AMBAC       10/04 at 101       1,045,580
 AAA         1,000    Lee Cnty. Trans. Fac. Rev., 5.75%, 10/01/22, MBIA .............................  10/05 at 102       1,082,570
 Aa2         1,000    Orlando Utils. Comn. Wtr. & Elec. Rev., Ser. D, 5.50%, 10/01/20 ...............  10/99 at 100       1,007,430
 A-          1,000    Orlando & Orange Cnty. Expwy., 5.95%, 7/01/23 .................................   7/01 at 102       1,028,100
 AAA         1,000    Seminole Cnty. Sch. Brd., C.O.P., Ser. A, 6.125%, 7/01/04, MBIA++ .............       N/A           1,128,010
 AAA         1,000    Sunrise Florida Util. Sys. Rev. Ser. A, 5.75%, 10/1/06, AMBAC++ ...............       N/A           1,124,910
 Baa2        1,000    Volusia Cnty. Ed. Fac. Auth. Rev., 6.125%, 10/15/16 ...........................  10/06 at 102       1,092,860
                                                                                                                       ------------
                                                                                                                         21,163,228
                                                                                                                       ------------
                      PUERTO RICO-24.4%
                      Puerto Rico Elec. Pwr. Auth. Rev.,
 Baa1         1,000     Ser. U, 6.00%, 7/01/14 .......................................................   7/04 at 102       1,083,190
 BBB+         1,000     Ser. T, 6.375%, 7/01/04++ ....................................................       N/A           1,140,590
                      Puerto Rico Pub. Bldg. Auth., Gtd. Pub. Ed. & Hlth. Fac., Ser. M,
 A            1,000    5.50%, 7/01/21 ............................................................... 7/03 at 101.5       1,039,910
 A            1,000    5.75%, 7/01/15 ............................................................... 7/03 at 101.5       1,053,370
                                                                                                                       ------------
                                                                                                                          4,317,060
                                                                                                                       ------------
              Total Long-Term Investments (cost $22,853,182).................................                            25,480,288
                                                                                                                       ------------


                       See Notes to Financial Statements.
                                       16

--------------------------------------------------------------------------------

               PRINCIPAL
   RATING*      AMOUNT                                                                                       VALUE
 (UNAUDITED)     (000)                                     DESCRIPTION                                      (NOTE 1)
============= ========== ============================================================================== ===============
                         SHORT-TERM INVESTMENTS**-1.7%
 A1+          $300       Hillsborough Cnty. Ind. Dev. Auth., Poll. Ctrl. Rev., Tampa Elec. Co., Gannon,
                         3.70%, 11/02/98, FRDD (cost $300,000).........................................  $    300,000
                                                                                                         ------------


                         TOTAL INVESTMENTS-145.8% (COST $23,153,182) ..................................    25,780,288
                         Other assets in excess of liabilities-(2.3)% .................................       403,994
                         Liquidation value of preferred stock-(48.1)% .................................    (8,500,000)
                                                                                                         ------------
                         Net Assets Applicable to Common Shareholders-100% ............................  $ 17,684,282
                                                                                                         ============

----------
 * Rating: using the higher of Standard & Poor's, Moody's or Fitch's rating.
** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
 + Option call Provisions: date (month/year) and prices of the earliest option call on redemption. There may be other call provisions at varying prices at later dates.
++ This bond is prerefunded. See Glossary for definitions.




                                          THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:
 AMBAC      - American Municipal Bond Assurance Corporation     FRDD    - Floating Rate Daily Demand
  C.O.P.    - Certificate of Participation                      FSA     - Financial Security Assurance
  ETM       - Escrowed To Maturity                              GNMA    - Government National Mortgage Association
  FGIC      - Financial Guaranty Insurance Company              MBIA    - Municipal Bond Insurance Association



                       See Notes to Financial Statements.
                                       17

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY
MUNICIPAL TRUST
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments, at value ($23,153,182) (Note 1)..........    $25,780,288
Cash .................................................         97,265
Interest receivable ..................................        368,911
                                                          -----------
                                                           26,246,464
                                                          -----------
LIABILITIES
Advisory fee payable (Note 2) ........................          8,821
Administration fee payable (Note 2) ..................          2,520
Dividends payable-preferred stock ....................          1,583
Other accrued expenses ...............................         49,258
                                                          -----------
                                                               62,182
                                                          -----------
NET INVESTMENT ASSETS ................................    $26,184,282
                                                          ===========
Net investment assets were comprised of:
  Common stock:
  Par value (Note 4) .................................    $    11,271
  Paid-in capital in excess of par ...................     15,585,445
 Preferred stock (Note 4) ............................      8,500,000
                                                          -----------
                                                           24,096,716
 Undistributed net investment income .................        158,219
 Accumulated net realized loss .......................       (697,759)
 Net unrealized appreciation .........................      2,627,106
                                                          -----------
Net investment assets, October 31, 1998 ..............    $26,184,282
                                                          ===========
Net assets applicable to common shareholders .........    $17,684,282
                                                          ===========
Net asset value per share:
  ($17,684,282 / 1,127,093 shares of
  common stock issued and outstanding) ...............    $     15.69
                                                          ===========


--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY
MUNICIPAL TRUST
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned ...........   $1,405,985
                                             ----------

Expenses
  Investment advisory ....................       89,817
  Administration .........................       25,662
  Shareholder reports ....................       22,500
  Auction agent ..........................       21,000
  Directors ..............................       14,000
  Transfer agent .........................       10,000
  Audit ..................................        7,000
  Legal ..................................        5,500
  Custodian ..............................        3,000
  Miscellaneous ..........................       28,978
                                             ----------
Total expenses ...........................      227,457
                                             ----------
Net investment income ....................    1,178,528
                                             ----------

UNREALIZED GAIN
 ON INVESTMENTS (NOTE 3)
Net change in unrealized appreciation
 on investments ..........................      912,460
                                             ----------

NET INCREASE IN NET INVESTMENT
ASSETS RESULTING FROM OPERATIONS .........   $2,090,988
                                             ==========


See Notes to Financial Statements.
                                       18

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                                        FOR THE YEAR ENDED
                                                                                            OCTOBER 31,
                                                                                 ---------------------------------
                                                                                       1998              1997
                                                                                 ---------------   ---------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
Operations:
 Net investment income .......................................................    $  1,178,528      $  1,200,029
 Net realized gain on investments ............................................             --            39,699
 Net change in unrealized appreciation on investments ........................         912,460           677,912
                                                                                  ------------      ------------
 Net increase in net investment assets resulting from operations .............       2,090,988         1,917,640
Dividends and distributions:
 To common shareholders from net investment income ...........................        (839,826)         (806,563)
 To preferred shareholders from net investment income ........................        (311,954)         (310,486)
 To common shareholders in excess of net realized gain on investments ........              --            (4,875)
 To preferred shareholders in excess of net realized gain on investments .....              --            (1,819)
                                                                                  ------------      ------------
 Total dividends and distributions ...........................................      (1,151,780)       (1,123,743)
                                                                                  ------------      ------------
   Total increase ............................................................         939,208           793,897
NET INVESTMENT ASSETS
Beginning of year ............................................................      25,245,074        24,451,177
                                                                                  ------------      ------------
End of year ..................................................................    $ 26,184,282      $ 25,245,074
                                                                                  ============      ============



                       See Notes to Financial Statements.
                                       19

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED OCTOBER 31,
                                                                   ----------------------------
                                                                        1998          1997
PER SHARE OPERATING PERFORMANCE:                                   ------------- --------------
Net asset value, beginning of year ...............................   $  14.86      $  14.15
                                                                     --------      --------
 Net investment income ...........................................       1.05          1.06
 Net realized and unrealized gain (loss) on investments ..........        .81           .65
                                                                     --------      --------
 Net increase (decrease) from investment operations ..............       1.86          1.71
                                                                     --------      --------
Dividends and distributions:
Dividends from net investment income to:
  Common shareholders ............................................       (.75)         (.72)
  Preferred shareholders .........................................       (.28)         (.28)
Distributions from capital gains to:
  Common shareholders ............................................         --            --
  Preferred shareholders .........................................         --            --
Distributions in excess of net realized gain on
 investments to:
  Common shareholders ............................................         --            **
  Preferred shareholders .........................................         --            **
                                                                     --------     ---------
  Total dividends and distributions ..............................      (1.03)        (1.00)
                                                                     --------     ---------
Net asset value, end of year* ....................................   $  15.69     $   14.86
                                                                     ========     =========
Per share market value, end of year* .............................   $ 15.125     $ 13.3125
                                                                     ========     =========
TOTAL INVESTMENT RETURN+: ........................................      19.70%        14.95%
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS++:
Expenses .........................................................       1.31%         1.26%
Net investment income before preferred stock dividends ...........       6.81%         7.43%
Preferred stock dividends ........................................       1.80%         1.92%
Net investment income available to common shareholders ...........       5.01%         5.51%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) .........   $ 17,299     $  16,150
Portfolio turnover rate ..........................................          0%            5%
Net assets of common shareholders, end of year (in thousands).....   $ 17,684     $  16,745
Asset coverage per share of preferred stock, end of year# ........   $ 77,017     $  74,253
Preferred stock outstanding (in thousands) .......................   $  8,500     $   8,500



                                                                       FOR THE YEAR ENDED OCTOBER 31,
                                                                   ---------------------------------------
                                                                       1996         1995          1994
PER SHARE OPERATING PERFORMANCE:                                   ----------- ------------- -------------
Net asset value, beginning of year ...............................  $  14.01     $   11.69      $  14.77
                                                                    --------     ---------      --------
 Net investment income ...........................................     1.03           1.05           .98
 Net realized and unrealized gain (loss) on investments ..........      .13           2.36         (3.02)
                                                                    --------     ---------      --------
 Net increase (decrease) from investment operations ..............     1.16           3.41         (2.04)
                                                                    --------     ---------      --------
Dividends and distributions:
Dividends from net investment income to:
  Common shareholders ............................................     (.73)          (.79)         (.79)
  Preferred shareholders .........................................     (.28)          (.30)         (.20)
Distributions from capital gains to:
  Common shareholders ............................................       --             --          (.04)
  Preferred shareholders .........................................       --             --          (.01)
Distributions in excess of net realized gain on
 investments to:
  Common shareholders ............................................      (.01)           --            --
  Preferred shareholders .........................................        **            --            --
                                                                    ---------    ---------     ---------
  Total dividends and distributions ..............................     (1.02)        (1.09)        (1.04)
                                                                    --------     ---------     ---------
Net asset value, end of year* ....................................  $  14.15     $   14.01     $   11.69
                                                                    ========     =========     =========
Per share market value, end of year* .............................  $  12.25     $  12.625     $  10.375
                                                                    ========     =========     =========
TOTAL INVESTMENT RETURN+: ........................................      2.92%        29.29%       (20.98%)
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS++:
Expenses .........................................................      1.46%         1.44%         1.50%
Net investment income before preferred stock dividends ...........      7.41%         7.96%         7.34%
Preferred stock dividends ........................................      1.97%         2.28%         1.48%
Net investment income available to common shareholders ...........      5.44%         5.68%         5.86%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) .........  $ 15,699     $  14,759    $   15,015
Portfolio turnover rate ..........................................        73%          112%          206%
Net assets of common shareholders, end of year (in thousands).....  $ 15,951     $  15,788    $   13,174
Asset coverage per share of preferred stock, end of year# ........  $ 71,915     $  71,437    $  127,494
Preferred stock outstanding (in thousands) .......................  $  8,500     $   8,500    $    8,500

----------
 * Net asset value and market value are published in The Wall Street Journal each Monday.
** Actual amount paid to common shareholders for the year ended October 31, 1997 was $0.004325, and the actual amount paid to preferred shareholders was $0.000185 per common share. Actual amount paid to preferred shareholders for the year ended October 31, 1996 was $0.0030 per common share.
 # A stock split occurred on July 24, 1995 (Note 4).
 + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions.
++ Ratios are calculated on the basis of income, expenses and preferred stock dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


                       See Notes to Financial Statements.
                                       20

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT
QUALITY MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

      The BlackRock Florida Investment Quality Municipal Trust (the "Trust") was organized in Massachusetts on April 15, 1993 as a non-diversified closed-end management investment company. The Trust's investment objective is to provide high current income exempt from regular federal income tax and Florida intangible personal property tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discounts or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: For federal income tax purposes, the Trust is treated as a separate taxpaying entity. It is the intent of the Trust to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

DEFERRED ORGANIZATION EXPENSES: A total of $16,000 was incurred in connection with the organization of the Trust. These costs were deferred and have been amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. AGREEMENTS

      The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

      The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

      There were no purchases or sales of investment securi ties other than short-term investments, for the year ended October 31, 1998.

      The federal income tax basis of the Trust's investments at October 31, 1998 was substantially the same as for financial reporting purposes and, accordingly, net and gross unrealized appreciation was $2,627,106.

      For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1998 of approximately $699,000 which will expire in 2002. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL

      There are 200 million shares of $.01 par value common stock authorized. Of the 1,127,093 shares outstanding at October 31, 1998, the Adviser owned 7,093 shares. As of October 31, 1998 there were 340 shares at Preferred Stock Series R7 outstanding.

      The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On July 29, 1993 the Trust reclassified 170 shares of common stock and issued a series of Auction Market Preferred Stock ("Preferred Stock") Series R7. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000. The stock split occurred on July 24, 1995.

      Dividends on Series R7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 3.35% to 4.20% during the year ended October 31, 1998.

      The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.


      The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.


      The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restriction.


NOTE 5. DIVIDENDS

      Subsequent to October 31, 1998, the Board of Directors of the Trust declared dividends from undistributed earnings of 0.06630 per common share payable November 30, 1998 to shareholders of record on November 16, 1998.


      For the period November 1, 1998 through November 30, 1998 dividends declared on Preferred Stock totalled $22,166 in aggregate for the outstanding Preferred Stock.

--------------------------------------------------------------------------------
           THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                        REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To The Shareholders and Board of Directors of
The BlackRock Florida Investment Quality Municipal Trust Inc.:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Florida Investment Quality Municipal Trust Inc. as of October 31, 1998 and the related statements of operations for the year then ended and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Florida Investment Quality Municipal Trust Inc. at October 31, 1998, and the results of its operations, the changes in its net investment assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




/s/ DELOITTE & TOUCHE LLP
-------------------------


Deloitte & Touche LLP

New York, New York
December 11, 1998

                                                                         ANNEX A

DESCRIPTION OF CREDIT RATINGS FOR MUNICIPAL OBLIGATIONS
Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG TERM DEBT
An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING
Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB--" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB--" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

           The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B--" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC--" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

           -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

           -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2       Satisfactory capacity to pay principal and interest.

SP-3       Speculative capacity to pay principal and interest.

     A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign(+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

     Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

MUNICIPAL BONDS

Aaa Bonds which are rated Aaa are judged to be of the best quality.They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

SHORT-TERM LOANS
MIG 1/VMIG 1 This  designation  denotes  best  quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER
Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

             --     Leading market positions in well-established industries.

             --     High rates of return on funds employed.

             -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

             -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

             -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

    Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc.

    ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

LONG-TERM CREDIT RATINGS

INVESTMENT GRADE
AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE
BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD,
 and D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Short-Term Credit Ratings
A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D            Default. Denotes actual or imminent payment default.

NOTES:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

`NR' indicates that Fitch IBCA does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Alert: Ratings are placed on Rating Alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                                                                         ANNEX B

DESCRIPTION OF FLORIDA MUNICIPAL SECURITIES

GENERAL. As described in the Prospectus, except during temporary periods, the Funds invest substantially all of their assets in Florida municipal securities. The Funds are therefore susceptible to political, economic, regulatory or other factors affecting issuers of Florida municipal securities. In addition, the specific Florida municipal securities in which the Funds invest are expected to change from time to time. The following information constitutes only a brief summary of some of the complex factors which may have an impact on the financial situation of issuers of Florida municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of Florida municipal securities may be subject and is not applicable to "conduit" obligations, such as industrial development revenue bonds, with respect to which the public issuer itself has no financial responsibility. Such information is derived from certain official statements of the State of Florida published in connection with the issuance of specific State of Florida securities, as well as from other publicly available documents. Such information has not been independently verified by the Funds and may not apply to all Florida municipal securities acquired by the Funds. The Funds assume no responsibility for the completeness or accuracy of such information.

    Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Funds cannot predict whether or to what extent such factors or other factors may affect the issuers of Florida municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Funds to pay interest on or principal of such securities. The creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and there is no responsibility on the part of the State of Florida to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within Florida, and it is possible the Funds may invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as discussion of any specific factors that may affect any particular issuer of Florida municipal securities.

    Florida state and local government obligations may be adversely affected by political and economic conditions and developments within the State of Florida and the nation as a whole. Florida's economic outlook is generally projected to reflect the national economic outlook, and is expected to experience steady if unspectacular growth over the next couple of years. The Florida constitution and statutes require a balanced unspectacular growth over the next couple of years. The Florida constitution and statutes require a balanced budget, which may affect the ability of the State of Florida to issue and /or repay its obligations. In addition, various limitations on the State of Florida, its governmental agencies and its local governments, including school and special districts and authorities, may inhibit the ability of these issuers to repay existing indebtedness and issue additional indebtedness. The ability of such issuers to repay revenue bonds may also depend on the success of the capital projects to which they relate. The ability of such issuers to repay general obligation bonds will also depend on the success of such issuers maintaining its ad valorem tax base.

    INVESTMENT PRACTICES AND POLICIES OF ISSUERS OF FLORIDA MUNICIPAL ISSUERS. Florida law does provide certain restrictions on the investment of funds for the State of Florida and its local governments; however, with respect to all municipalities and its charter counties, such restrictions may be limited by the constitutional home rule powers of such entities. Although the Florida municipal securities which are purchased by the Funds are insured, only those securities which are insured by Original Issuance Insurance will contain restrictions on investments imposed by the issuer of such insurance. Because statutory restrictions on investments and investment policies with respect to the investment of funds is limited by constitutional home rule powers, there can be no assurance as to whether any issuer will suffer losses as a result of investments or the magnitude or any such loses.

    POPULATION, INCOME AND EMPLOYMENT. Florida has experienced a large population growth. As of April 1, 1997, Florida ranks fourth with an estimated population of 14.7 million. Since the beginning of the eighties, Florida has surpassed Ohio, Illinois and Pennsylvania in total population. Because of the national recession, Florida's net in-migration declined to 138,000 in 1992, but migration has since recovered and reached 255,000 in 1996. The personal income of residents of Florida has been growing strongly over the last several years and generally has historically outperformed both the nation as a whole and the southeast in particular. The State's economy since the early seventies has diversified in such a way as to provide a greater insulation from national economic downturns. The structure of income of residents of Florida differs from that of the nation and the southeast in that, due to a proportionately greater retirement age population, property income (dividends, interest and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are an important source of income.

    Real personal income in Florida is estimated to increase at 4.9% and 3.5% for 1998-99 and 1999-2000 respectively, while real personal income per capita is projected to grow 3.1% in 1998-99 and 1.8% in 1999-2000.

    Florida's economic dependence on the highly cyclical construction and construction related industries has declined over time. The service and trade sectors are Florida's largest employers. Presently, the State's service and trade sectors employment constitutes approximately 60% of the total non-farm employment. While structurally the southeast and the nation are endowed with a greater proportion of manufacturing jobs, which tend to pay higher wages, service jobs are less sensitive to business cycle swings.

    Historically, Florida's unemployment rate has generally tracked below that of the nation; however, beginning with the recession in the early 1990's, the trend reversed. Since 1995, the State's unemployment rate has again been below or about the same as the nations. The unemployment rate for Florida in 1997 was 4.8% while the nation's rate in 1997 was 4.9%. Florida's unemployment rate is expected to be 4.5% for fiscal year 1998-99 and 4.7% in 1999-2000.

     TOURISM INDUSTRY. Tourism is one of Florida's most important industries. Approximately 47 million people visited the State in 1997. By the end of fiscal year 1998-99, 49.7 million domestic and international tourists are expected to have visited the State. In 1999-2000 tourist arrivals should approximate 50.6 million.

    STATE FINANCIAL OPERATIONS. Financial operations of the State covering all receipts and expenditures are maintained through the use of four funds - the General Revenue Fund, Trust Funds, the Working Capital Fund, and the Budget Stabilization Fund. In fiscal year 1996-97, the State derived an estimated 67% of its total direct revenues to these funds from state taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, beverage tax and estate tax, which amounts to 68%, 8%, 4%, 3% and 3%, respectively, of the total General Revenue Funds available. State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 1996-97, appropriations from the General Revenue Fund for education, health and welfare, and public safety amounted to approximately 53%, 26%, and 14%, respectively, of total General Revenues.

    The sales and use tax is the greatest single source of tax receipts in Florida. The sales tax is 6% of the sales price of tangible personal property sold at retail in the State. The use tax is at 6% of the cost price of tangible personal property when the same is not sold but is used, or stored for use, in the State. Slightly less than 10% of the sales tax is designated for local governments and is distributed to the respective counties in which collected for use by the county and the municipalities therein. In addition to this distribution, local governments may (by referendum) assess certain discretionary sales surtaxes within their county, for certain purposes, restricted as to amount. The proceeds of these surtaxes are required to be applied to the purposes for which such surtax is assessed.

    For the State fiscal year which ended June 30, 1997, receipts from the sales and use tax were $12,089 million, an increase of 5.5% from fiscal year 1995-96.

    The second largest source of State tax receipts, including those distributed to local governments, is the tax on motor fuels. Preliminary data show collections from this source in the State fiscal year ending June 30, 1997 were $2,012 million. However, these revenues are almost entirely trust funds dedicated for specific purposes and are not included in the State General Revenue Fund. Alcoholic beverage tax and license revenues totaled $447.2 million in the State fiscal year ended June 30, 1997. The receipts of corporate income tax for the State fiscal year ended June 30, 1997 were $1,362.3 million, an increase of 17.2% over the prior fiscal year. In November 1986, the voters of the State approved a constitutional amendment to allow the State to operate a lottery, the proceeds of which are required to be applied as follows: 50% to be returned to the public as prizes, at least 38% to be deposited in the Educational Enhancement Trust (for public education), and no more than 12% to be spent on the administrative cost of operating the lottery. State fiscal year 1996-97 produced gross revenues of $2.09 billion of which education received approximately $792.3 million.

    The State Constitution does not permit a personal income tax. An amendment to the State Constitution would be required to impose a personal income tax in the State.

    For fiscal year 1998-99, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $19,463.7 million, a 5.1% increase over 1997-98.

    For fiscal year 1999-2000, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $19,923.7 million, a 2.4% increase over 1998-99. The $18,386.1 million in Estimated Revenues represent a 3.9% increase over the analogous figure in 1998-99.

    LOCAL GOVERNMENT REVENUE SOURCES. County and municipal governments in Florida depend primarily upon ad valorem property taxes, and sales, motor fuels and other local excise taxes and miscellaneous revenue sources, including revenues from utilities services. Florida school districts derive substantially all of their revenues from local property taxes. The overall levels of revenues from these sources is in part dependent upon the local, state and national economy. Local government obligations held by the Funds may constitute general obligations or may be special obligations payable solely from one or more specified revenue sources. The ability of the local governments to repay their obligations on a timely basis will be dependent upon the continued strength of the revenues pledged and of the overall fiscal status of the local government.

    STATE CONSTITUTIONAL AMENDMENT LIMITING STATE REVENUES. An amendment to the Constitution of the State of Florida was approved by the voters of the State of Florida at the November 1994 general election. This amendment limits the amount of taxes, fees, licenses and charges imposed by the State Legislature and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the state revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year could be increased by a two-thirds vote of the Legislature. The limit was effective in the fiscal year 1995-1996. Excess revenues generated will initially be deposited in the budget stabilization fund until it is fully funded; any additional excess revenues will then be refunded to taxpayers. This amendment could limit the amount of actual revenues from which the State of Florida could appropriate funds, including funds appropriated to local governments. It is unclear at this point what effect, if any, this amendment would have on local government debt obliga-tions payable from state revenues which may be subject to this amendment, such as state revenue sharing moneys or other state revenues distributed to local governments. Certain State of Florida debt obligations, which are not by their terms subject to appropriation, should not be affected, depending upon the language of the legislation authorizing the issuance of such obligations.

    OTHER FACTORS. Florida will continue to face enormous spending pressures well into the future. The large number of elderly residents will continue to demand health services, an area where cost escalation is significant, and the constant influx of people to Florida will continue to place sizable pressure on the State for infrastructure needs.

    The value of Florida municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

    There can be no assurance that there will not be a decline in economic conditions or that particular Florida municipal securities in the portfolio of the Funds will not be adversely affected by any such changes.

                                    PART C

                               OTHER INFORMATION

Item 15. Indemnification.

Reference is made to Article VI of RFA's By-laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expense incurred or paid by the director, officer, or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the shares being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

16. Exhibits

(1)   Articles of Incorporation+
(1)(a) Articles of Amendment+
(2)   By-Laws+
(3)   INAPPLICABLE
(4)   Agreement of Reorganization**
(5)   Articles Supplementary+
(6)   Investment Advisory Contract+
(7)   INAPPLICABLE
(8)   INAPPLICABLE
(9)   Custodian Contract+
(10)  INAPPLICABLE
(11)  Opinion of Counsel+
(12)  Consent of Skadden, Arps, Slate, Meagher & Flom LLP+
(13)(a) Transfer Agency Agreement between the Registrant and State Street Bank & Trust Company+
  (b)Form of Auction Agent Agreement+
  (c)Form of Broker-Dealer Agreement+
  (d)Form of Letter of Representations+
(14)  Consent of Deloitte & Touche LLP, independent auditors for the
      Applicant*
(15)  INAPPLICABLE
(16)  Power of Attorney*
(17)  INAPPLICABLE
--------
 * Filed herewith
**Included as Appendix I to Proxy Statement/Prospectus
+To be filed by amendment

Item 17. Undertakings.

  (a) The Registrant undertakes to suspend its offering of the common shares covered hereby until it amends its Prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per common share declines more than 10 percent from its net asset value per share of common share as of the effective date of this Registration Statement, or (2) its net asset value per common share increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

  (b) The Registrant undertakes that: (1) For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be a part of the registration statement as of the time it was declared effective. (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURE

  As required by the Securities Act of 1933, this registration statement has been signed on behalf by the registrant, in the City of New York, and State of New York, on the 23rd day of July, 1999.

                                          THE BLACKROCK FLORIDA INVESTMENT
                                          QUALITYMUNICIPAL TRUST INC.

                                                 /s/ Ralph L. Schlosstein
                                          By___________________________________
                                              Ralph L. Schlosstein President

  Each person whose signature appears below hereby authorizes Ralph L. Schlosstein, Laurence D. Fink and Karen H. Sabath, or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

  As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             Signatures                        Title                 Date

                  *                    President (Principal      July 23 1999
-------------------------------------   Executive Officer)
          Laurence D. Fink              and Director

          /s/ Henry Gabbay
-------------------------------------  Treasurer (Principal     July 23, 1999
            Henry Gabbay                Financial and
                                        Accounting Officer)

      /s/ Ralph L. Schlosstein
-------------------------------------  President and            July 23, 1999
        Ralph L. Schlosstein            Director

                  *
-------------------------------------  Director                 July 23, 1999
          Andrew F. Brimmer

                                       Director
-------------------------------------
         Richard E. Cavanagh

             Signatures                         Title                Date

                  *                     Director                July 23, 1999
-------------------------------------
             Kent Dixon

                  *                     Director                July 23, 1999
-------------------------------------
          Frank J. Fabozzi

                                        Director
-------------------------------------
           James Grosfeld

                  *                     Director                July 23, 1999
-------------------------------------
     James Clayburn LaForce, Jr.

                  *                     Director                July 23, 1999
-------------------------------------

          Walter F. Mondale

--------
* Signed by Ralph L. Schlosstein pursuant to power of attorney, dated July 22, 1999.

      /s/ Ralph L. Schlosstein
-------------------------------------
        Ralph L. Schlosstein

                        THE BLACKROCK FLORIDA INVESTMENT
                      QUALITY MUNICIPAL TRUST INC. ("RFA")

                                 EXHIBIT INDEX

 Exhibit
 Number                            Description
 -------                           -----------
         Consent of Deloitte & Touche LLP, independent auditors for the
  (14)   Applicant
  (16)   Power of Attorney